united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio 45247

(Address of principal executive offices) (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and address of agent for service)

Registrant's telephone number, including area code: (513) 661-3100

Date of fiscal year end: 12/31

Date of reporting period: 12/31/20

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT
JOHNSON EQUITY INCOME FUND – JEQIX
JOHNSON OPPORTUNITY FUND – JOPPX
JOHNSON INTERNATIONAL FUND – JINTX
JOHNSON FIXED INCOME FUND – JFINX
JOHNSON MUNICIPAL INCOME FUND – JMUNX
December 31, 2020
Johnson Mutual Funds Trust
3777 West Fork Road | Cincinnati, Ohio 45247
513.661.3100 | 800.541.0170 | Fax 513.661.4901
WWW.JOHNSONMUTUALFUNDS.COM

JOHNSON MUTUAL FUNDS	December 31, 2020

LETTER FROM THE FUND PRESIDENT:	DECEMBER 2020

We are pleased to present you with the Johnson Mutual Funds’ December 31, 2020 Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds in 2020 as well as the relative performance compared to an appropriate index.
The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.
An Unforgettable Year
The past year was historic and tumultuous in many ways, and it was certainly so for the economy and financial markets. In early 2020, the markets were focused on the trade war between the U.S. and China, as well as the coming election. Those two issues seem unremarkable compared to the worldwide calamity that was beginning to unfold. News of the spreading virus affected everyone’s day-to-day life in some way, and the situation rapidly deteriorated until the world was essentially locked down. Fear and uncertainty ruled the day, which almost always spells trouble for the stock market. And yet by the end of the year we somehow found ourselves contemplating record-high levels of U.S. stock indices. Facing plenty of uncertainty, investors still seem to be looking ahead to 2021 with a sense of optimism about the vaccine rollout, sustained government support, and the hope that the economy could emerge from this crisis on decent footing.
Extreme Market Volatility
2020 brought extreme volatility that reflected the panic and fear that took hold in March. It came first in the form of the fastest bear market in history as the S&P 500 plunged 34% in just 23 days. Historically, the average 35% decline takes about 11 months. Next came the fastest bear-market recovery in history, accomplishing in four months what historically takes four years. By August the losses had been recovered, and the market steadily moved higher in the final stretch of the year. The S&P finished the year 70% above the March 23rd low and up 18% for the year.
In contrast, investment-grade bonds did their job, providing stability and strong returns as interest rates fell. But most other assets experienced roller-coaster rides similar to that of stocks. Oil provides an extreme example. In April, the price of crude oil futures briefly touched -$37, a negative price for the first time ever, as sellers actually paid buyers to take the oil off their hands. Currencies, other commodities, precious metals, and high-yield bonds were whipsawed as well.
Record-Breaking Economic Turmoil
The drastic market moves reflected the economic damage inflicted by the virus and subsequent lockdowns. The threat of infection led to sudden and massive shifts in consumer spending and behavior. This created big winners and big losers. The hardest-hit industries, such as restaurants and the travel and tourism industry, saw stock prices fall as much as 90%. Small businesses were especially hurt. Travel came to a virtual standstill, and restaurants and bars were shut down, many of them likely forever.
The U.S. economy experienced the worst quarterly GDP contraction on record in the second quarter, a whopping -31% (annualized) fall. For perspective, that is almost four times as bad as the worst quarter in the Great Recession of 2008 and 2009. But as the spread of the virus slowed, lockdowns eased, and consumers adjusted to the new reality, spending rebounded. The third quarter GDP growth figure was an astounding 33% annualized, the largest on record by far.
Massive Government Intervention
As the dire consequences of the pandemic set in, the federal government opened the spigots to prop up the American people and markets. Never had such large amounts of money been distributed in such a short time to so many.
The Federal Reserve acted swiftly to provide liquidity and funding to consumers and businesses. It immediately dropped the benchmark interest rate to zero and made it clear it would remain that way for the foreseeable future. As Fed Chairman Jerome Powell put it, “We’re not even thinking about thinking about raising rates.” These actions provided key support to the market throughout the year. All told, the Fed balance sheet grew by roughly $3 trillion in four months. That’s about the same amount it grew in four years during the financial crisis.

1

LETTER FROM THE FUND PRESIDENT:	DECEMBER 2020

For its part, Congress passed several stimulus bills to provide immediate and direct financial aid. The CARES Act passed quickly in March and provided $2.2 trillion in the form of direct payments, extra unemployment benefits, loans and grants to businesses large and small, as well as aid to state and local governments. With consumers spending less, personal income and savings increased, allowing many to weather the pandemic better than they could have otherwise. Additional bills passed throughout the year, including a last-minute package just before year-end. These staggering amounts of spending have caused public debt levels to rise to the highest levels relative to GDP since World War II, and further stimulus is likely to come in 2021.
Virus, Vaccine News Drove Market Reversals
Following the stock market was interesting this year on several levels. There was of course the day-to-day volatility of the overall market, but there were also significant themes that played out between and among styles and sectors.
Growth stocks, which typically offer higher earnings growth and trade at higher valuations, continued their decade-long dominance. They were far and away the leaders of 2020, especially amid the worst months of the economic shutdown. In fact, this was the best year ever for growth stocks relative to value stocks. As uncertainty about the future abounded, investors flocked to those stocks that seemed to provide reliable earnings growth despite the pandemic. In contrast, companies most damaged by the lockdowns saw their stock prices fall as much as 90%.
This led to another dominant year for technology stocks in particular, which gained 44%. A handful of companies at the top were the main contributors to the overall gains (Amazon, Alphabet (Google), Apple, Microsoft, and Facebook). At one point, these five stocks were up 35% while the remaining 495 in the S&P 500 were down 5%.
But the early losers staged a remarkable comeback later in the year. Small cap stocks had their best month ever in October, and amazingly ended up outperforming large caps for the year. In addition, some of the value-oriented stocks and sectors enjoyed a reversal of fortune on the back of vaccine news. Value stocks had their largest single-day outperformance relative to growth stocks on the day the Pfizer vaccine was announced. By year end a much larger portion of the S&P 500 Index was in positive territory. Still, the longer-term performance and valuation gap between growth and value stocks remains wide.
Implications of the Power Shift in Washington
The Georgia Senate elections have shifted power in the Senate to the Democratic party. Some changes in the tax and regulatory landscape are likely now that Democrats control the White House and both houses of Congress. But given the razor-thin margins in both the House and the Senate, implementing new policy could be more difficult than if there were larger majorities.
The most likely result is a diluted version of the Biden economic proposals. Income tax rates are likely to go up for higher-income filers, as well as capital gains tax rates. In addition, the corporate tax rate could rise, and companies with low effective tax rates could see greater scrutiny.
Further stimulus is likely but could be more difficult to pass given pressure on Democrats representing more moderate districts. They will have to strike a balance between joining colleagues in support of more stimulus without appearing to be in favor of reckless spending. It’s possible the next stimulus package may look similar to what would have passed if Republicans had retained the Senate.
Health care companies, particularly drug companies, are likely to be pressured as Democrats look to offset spending with cuts to drug prices. Tech companies, especially the largest, may also be taxed more heavily and face antitrust scrutiny. The finance and banking sector could face more regulations. Alternative energy businesses may receive a boost, as well as infrastructure-related businesses, as both have been identified as priorities.
Disconnects between Economy, Virus News, and Stock Market
The stock market is hardly ever a real-time reflection of economic activity or headline news. The market plunge in March anticipated the economic pain to come from the virus and lockdowns. Then the market recovery began even while unemployment peaked and the lockdowns were still in effect in most areas.

2

LETTER FROM THE FUND PRESIDENT:	DECEMBER 2020

As we head into a new year, the market is likely to continue to respond to the outlook for vaccine distribution, the pace of economic reopening, and additional stimulus programs. However, corporate earnings growth as well as inflation indicators could also be key drivers. With multiple issues in focus, the disconnect between market behavior and virus news could continue.
The market’s strength in the face of the pandemic was mainly due to expanding valuations, as opposed to underlying earnings growth. As a result, valuations are elevated in certain areas of the market, which can make those stocks sensitive to bad news.
Pandemic or not, it’s always true that the markets could be knocked off course in the year ahead. Over the past century, the market has experienced at least a 5% drop nearly every year, and a 10% drop roughly three out of every five years. While many things have changed as a result of the pandemic, this one has not. Therefore, as investors we must always be appropriately diversified and ready for anything.
We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.
Sincerely,
Jason Jackman, President

3

JOHNSON EQUITY INCOME FUND	PERFORMANCE REVIEW – DECEMBER 31, 2020

For the year, the Johnson Equity Income Fund returned 12.24%. The Fund underperformed its benchmark, the S&P 500 Index, return of 18.40% but outperformed the Lipper Equity Income Index return of 4.72%. The Lipper Equity Income Index is an index consisting of the thirty largest equity income-oriented mutual funds.
2020 presented an unusual and volatile environment for the market. While our quality and yield oriented approach generally shines in times of heightened volatility, the unique stresses of COVID-19 created some uncommon trends and narrow leadership that persisted throughout the year. The market showed a strong preference for both very large companies and those with low or no dividend yield. This created a difficult environment for equity income funds. To illustrate, consider the performance of the five largest stocks in the S&P 500 (Microsoft, Apple, Amazon, Facebook, and Alphabet). These companies constituted as much of the index as the smallest 356 combined and were meaningful outperformers during the year, up an average of 53% vs. the Index’s 18% return. These five stocks accounted for 10.46 percentage points, while the remaining stocks accounted for 7.94 percentage points of return. Three of these top five companies paid no dividend.
Despite the challenging environment, the team was able to take advantage of the market volatility to add several high-quality companies at great prices in late March (Home Depot, Nike). These are stocks we had been watching for some time and when the market provided an attractive entry point, we moved quickly. These trades were among the top positive contributors to performance for the year.
Looking at the entire S&P 500 universe of stocks further highlights the headwinds for dividend paying stocks this year. Stocks with a dividend yield above the market at the start of 2020 had an average return of  -1%, while the median stock in this universe had a return of  -2.6%. Conversely, stocks with dividend yields below the market at the start of 2020 had an average return of  +26% while the median stock in this universe had a return of  +20%. Further illustrating this market dynamic, we ranked S&P stocks from lowest to highest dividend yield and sorted the 0% yielders by market cap. The average return of the largest fifty stocks with a 0% yield was +58%, while the fifty stocks with the highest dividend yields had an average return of  -6%. This wide disparity and the strong outperformance by non-yielders explain the performance gap between equity income funds and the S&P 500. Relative to other funds focused on providing an above average yield, the Johnson Equity Income Fund had a very strong year.
Average Annual Total Returns	as of December 31, 2020
	Equity Income Fund	S&P 500 Index
One Year	12.24%	18.40%
Three Years	13.56%	14.18%
Five Years	15.48%	15.22%
Ten Years	12.37%	13.88%

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund, and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

4

Johnson Opportunity Fund	Performance Review – December 31, 2020

The Johnson Opportunity Fund had a net total return of 7.84% in 2020, underperforming the Russell 2500 Index’s 19.99% return in 2020. It was a highly volatile year that captured both the two best quarters in SMID (small and mid-sized securities) cap market history (2nd and 4th) and the worst quarter ever (1st). The Fund outperformed its benchmark during the year’s bear market period of February 20th to March 23rd by 3.28%, but with an unwavering emphasis on quality, couldn’t keep up with the speculative forces that drove stocks back to near all-time highs by year’s end.
Wide performance divergences in stock performance have tested managers to maintain their discipline and avoid style drift. The Fund’s blended, quality approach was challenged in 2020 by an unprecedented gap of outperformance by growth over value and significantly higher returns from the stocks of unprofitable companies, which make up more than one-third of the SMID cap universe. Sector allocation and security selection both weighed negatively on relative performance. The Fund was underweight the growth-oriented healthcare and technology sectors, the two best performing sectors in 2020, and overweight four value sectors that were actually down for the year: energy, real estate, utilities, and financials. This strong style effect negatively influenced security selection also within sectors.
Looking through a different lens, one can see that COVID-19 had an outsized impact on business fortunes during 2020 and the list of winners and losers reflects that. Technology and health care stocks suffered less in the pandemic-induced recession and in many cases benefited from an acceleration of trends in online business and drug development. Cloud-based software company, Paylocity Holding Corp, was the Fund’s top performer in 2020. Health care stocks like West Pharmaceutical Services and Catalent Inc. saw a boost from their involvement in assisting the development of therapeutics and vaccines for COVID-19. The worst performing stocks tended to be those most negatively impacted by the shutdown in travel and retail. These included energy companies (HollyFrontier and World Fuel Services), retail REITs (Federal Realty Investors Trust and American Assets Trust), and certain consumer discretionary areas in apparel (PVH Corp) and restaurants (Cheesecake Factory).
No one would say that 2020 was a normal year. We have seen incredible volatility and are taking care to not be reactive to trends that are likely not sustainable. History suggests that 2020’s narrow market leadership will prove to be temporary, and the market will refocus on fundamentals. The Fund is positioned to capture some relative valuation improvement if the significant amount of fiscal and monetary stimulus sustains economic activity and earnings growth can accelerate and broaden to more industries. Importantly, we are sticking to our discipline and waiting patiently for what we expect will be a significant benefit as the cycle progresses as fundamental momentum moves past the whipsaw of pandemic fear and post-COVID-19 optimism, and quality and value return to favor.
Average Annual Total Returns	as of December 31, 2020
	Opportunity Fund	Russell 2500 Index
One Year	7.84%	19.99%
Three Year	5.99%	11.33%
Five Years	10.42%	13.64%
Ten Years	9.59%	11.97%

Long-term capital growth is the objective of the Johnson Opportunity Fund, and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Russell 2500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell Midcap Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

5

Johnson International Fund	Performance Review – December 31, 2020

The Johnson International Fund had a total net return of 6.59% in 2020, underperforming the MSCI ACWI ex-US Index’s 10.65% return. Emerging markets contributed more to international returns than developed markets did, but most of that performance edge in emerging markets was driven by a gain in the Chinese stocks, which were up 30%. China, the origin of the COVID-19 outbreak in 2019, was one of the first global stock markets to recover, aided by aggressive quarantine measures and large government stimulus.
Most Asian markets did well. China, India, and Japan were the top performing major countries and nine of the Fund’s top ten contributors were in that geography. The Fund was slightly underweight Asian markets and did not have exposure to many of the more speculative growth stock leaders in Asia. The Fund’s top two performing stocks were Taiwan semiconductor stocks, United Microelectronics and Taiwan Semiconductor Manufacturing Co.
The United Kingdom, with fewer companies participating in the global Technology stock rally, was the worst performing country, down 13%. European markets have a heavier weight in old economy industries such as banks and energy, thus have struggled in a growth-led market. The Fund had slightly more exposure to these value stocks, which negatively impacted relative performance. Many of the Fund’s worst performers were energy companies, including CNOOC Ltd., Lukoil pjsc, TechnipFMC PLC, Suncor Energy, and Royal Dutch Shell Plc.
International stocks help investors diversify the risk associated with single country concentration, which might be an important consideration today for US investors that are invested in market-cap weighted indices. U.S. stocks are trading at much higher valuations than international stocks and seem to be overconcentrated in technology and internet companies. With a broader opportunity set in global markets, we feel well positioned to find international companies that may offer similar quality or growth characteristics at a more attractive valuation.
Average Annual Total Returns	as of December 31, 2020
	International Fund	MSCI ACWI ex US Index
One Year	6.59%	10.65%
Three Years	4.74%	4.88%
Five Years	7.36%	8.93%
Ten Years	4.21%	4.92%
Asset Allocation by Country	as of December 31, 2020
Japan	18.04%	Australia	4.17%
UK	10.61%	Taiwan	3.53%
Switzerland	8.55%	India	2.30%
Other*	8.30%	Sweden	2.02%
China	8.25%	Russia	1.80%
France	7.69%	South Korea	1.74%
Canada	7.49%	Mexico	1.71%
Germany	6.48%	Denmark	1.49%
Hong Kong	4.46%	South Africa	1.41%

*
Countries in “Other” category include the following countries: Belgium, Brazil, Chile, Israel, Italy, Netherlands, Norway, Philippines, Singapore, and Spain.

Long-term capital growth is the objective of the Johnson International Fund, and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipts). The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. A shareholder cannot invest directly in the MSCI ACWI ex US Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The MSCI ACWI ex US Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

6

Johnson Fixed Income Fund	Performance Review – December 31, 2020

The Johnson Fixed Income Fund provided a total return of 8.17% during 2020, compared to a 7.51% return for the Bloomberg Barclays Capital Aggregate Index.
Bond yields fell sharply throughout the first half of the year, as the domestic economy slipped into its first recession in over a decade. Widespread economic shutdowns, aimed at slowing the spread of COVID-19, caused economic activity to slow dramatically. As a result, the Federal Reserve (the “Fed”) acted quickly to aggressively ease monetary policy. Throughout the second half of the year, a combination of economic reopening and massive fiscal stimulus helped the economic recovery take hold. As a result, interest rates rose gradually as the outlook improved, but still finished well below the levels where they started the year. The Fund’s modestly longer duration relative to its benchmark was beneficial to its full year performance.
After beginning the year at somewhat low levels, credit spreads widened sharply as the economy slipped into recession. In fact, the Bloomberg Barclays Investment Grade Corporate Index underperformed duration-matched Treasuries by 10.40% in March, making it the worst month for investment grade corporate bond relative performance in history. Cyclical areas of the market were hit the hardest, with sectors like hotels, airlines, and energy underperforming the overall market considerably. The Fund’s defensive sector positioning and quality investment philosophy were beneficial to performance and were a primary driver of relative performance during the first half of the year. The Fed’s aggressive easing program ultimately helped to stabilize corporate bond spreads. By June, the market reversed most of March’s spread widening, and spreads continued to tighten throughout the remainder of the year. During the first half of the year, the Fund added several high-quality corporate bonds at historically attractive valuations, which was beneficial to performance as spreads tightened throughout the remainder of the year.
Looking forward to next year, optimistic news around COVID-19 vaccinations will likely continue to drive economic healing. Despite the somewhat brighter economic outlook for this coming year, the Federal Reserve has continued to reiterate that interest rates are likely to remain low for a prolonged period of time. As a result, the Fund’s duration continues to be positioned modestly long relative to its benchmark. Additionally, the Fund’s emphasis on corporate bonds should be beneficial if the economy continues to recover. We continue to emphasize the financial sector due to its attractive value and high-quality characteristics. Finally, the combination of historically low interest rates and tight credit spreads are likely to lead to subdued fixed income returns going forward.
Average Annual Total Returns	as of December 31, 2020
	Fixed Income Fund	Bloomberg Barclays Capital Aggregate Index
One Year	8.17%	7.51%
Three Years	5.24%	5.34%
Five Years	4.40%	4.44%
Ten Years	3.76%	3.84%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Barclays Capital Aggregate Index. The Barclays Capital Aggregate Index is the benchmark. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

7

Johnson Municipal Income Fund	Performance Review – December 31, 2020

The Johnson Municipal Income Fund’s benchmark was changed from the Bloomberg Barclays 5-Year General Obligation Municipal Index to the Bloomberg Barclays Municipal Bond Index effective May 1, 2020. The Johnson Municipal Income fund provided a total return of 5.12% during 2020 compared to 5.21% for the Bloomberg Barclays Municipal Bond Index, and 4.28% for the Bloomberg Barclays 5-Year General Obligation Municipal Index.
After declining throughout 2019, municipal bond yields continued to fall in 2020 despite a brief level of volatility in March, leading to the Fund’s positive return. In March, municipal bond yields were briefly pressured higher as municipal bond mutual funds experienced record redemptions and investor concerns climbed regarding municipal credit health as COVID-19 related shutdowns ensued. The Federal Reserve acted quickly to ease monetary policy, cutting the benchmark Federal Funds Rate to zero and resurrecting a multitude of bond buying programs, stabilizing the markets. The Fund maintained a longer duration relative to its benchmarks, which was beneficial to performance as interest rates ultimately resumed their decline. The Fund’s focus on higher-quality securities was additive to performance during the first half of the year as volatility entered the market but acted as a headwind during the second-half when low-quality securities rebounded and outperformed.
A new municipal bond issuance record was set in 2020 despite a brief drop-off in supply during March and April due to market volatility. Issuance increased substantially in the second half of the year, as borrowers worked to take advantage of the historically low interest rate environment and to avoid potential volatility around the election by pulling forward new issuance into September and October. Demand rebounded in the second half of the year as well, with tax-revenue collections proving to be stronger than initially expected, and the prospect of fiscal stimulus alleviating investor concerns about municipal credit health.
Although uncertainty remains regarding the effect of economic shutdowns, many high-quality issuers were in healthy financial positions prior to the pandemic which has lessened the negative impact on their financials and expected depths of budget gaps. Additionally, reliable access to debt markets with historically low borrowing rates is an important backstop for municipalities. However, there remains a degree of uncertainty for municipal issuers should shutdowns continue, albeit more-so for lower quality issuers and those dependent on economically-sensitive revenue sources. The Fund avoids such securities, maintaining a strict focus on high quality municipal issuers. Over 73% of the Fund holdings are rated AA or higher. Furthermore, the Fund is diversified by issuer, sector and state with approximately 25% of its assets in states other than Ohio.
Looking forward to next year, optimistic news around COVID-19 vaccinations will likely continue to drive economic healing. Despite the somewhat brighter economic outlook for this coming year, the Federal Reserve has continued to reiterate that interest rates are likely to remain low for a prolonged period of time. As a result, the Fund’s duration continues to be positioned modestly long relative to its benchmark. Finally, the combination of historically low interest rates and tight spreads are likely to lead to subdued fixed income returns going forward.
Average Annual Total Returns	as of December 31, 2020
	Municipal Income Fund	Bloomberg Barclays Municipal Bond Index	Bloomberg Barclays Municipal Bond: 5 Year GO Index
One Year	5.12%	5.21%	4.28%
Three Years	3.87%	4.64%	3.79%
Five Years	2.97%	3.91%	2.75%
Ten Years	3.21%	4.63%	2.88%

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund, and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Barclays Capital Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

8

EQUITY INCOME FUND	Portfolio of Investments as of December 31, 2020

Common Stocks	Shares	Fair Value
Alphabet Inc. – Class A*	7,635	$13,381,406
Comcast Corp. – Class A	177,800	9,316,720
Walt Disney Co.*	79,400	14,385,692
8.0% – Total For Communication Services		$37,083,818
Home Depot Inc.	50,800	13,493,496
Nike Inc. – Class B	33,000	4,668,510
TJX Companies Inc.	74,340	5,076,679
VF Corporation	54,300	4,637,763
6.0% – Total For Consumer Discretionary		$27,876,448
Coca Cola Co.	161,320	8,846,789
Colgate-Palmolive Co.	104,693	8,952,298
Pepsico Inc.	60,000	8,898,000
Procter & Gamble Co.	62,590	8,708,773
Unilever PLC ADR	212,300	12,814,428
10.4% – Total For Consumer Staples		$48,220,288
Chevron Corp.	70,890	5,986,661
1.3% – Total For Energy		$5,986,661
American Express Co.	64,665	7,818,645
Axis Capital Holdings Inc.	201,750	10,166,182
Bank of America Corp.	511,915	15,516,144
First Horizon National Bank	1,284,981	16,396,358
Marsh & McLennan Companies Inc.	65,300	7,640,100
Nasdaq Inc.	70,000	9,291,800
Willis Towers Watson PLC	39,600	8,342,928
16.2% – Total For Financial Services		$75,172,157
Abbott Laboratories	122,035	13,361,612
Alcon AG*	72,285	4,769,364
CVS Health Corp.	113,025	7,719,608
Danaher Corp.	44,043	9,783,712
Medtronic PLC	69,500	8,141,230
Zimmer Biomet Holdings	87,700	13,513,693
Zoetis Inc.	57,276	9,479,178
14.4% – Total For Health Care		$66,768,397
Amphenol Corp – Class A	78,150	10,219,676
Honeywell International Inc.	49,000	10,422,300
Hubbell Inc.	62,300	9,768,017
Paccar Inc.	97,540	8,415,751
Waste Management Inc.	68,600	8,089,998
10.1% – Total For Industrials		$46,915,742
Carlisle Cos Inc.	62,240	9,720,643
PPG Industries, Inc.	69,495	10,022,569
4.2% – Total For Materials		$19,743,212
Common Stocks	Shares	Fair Value
Accenture PLC – Class A	52,920	$13,823,233
Analog Devices, Inc.	108,000	15,954,840
Apple Inc.	73,760	9,787,214
Automatic Data Processing Inc.	51,850	9,135,970
Fidelity National Information Services Inc.	53,800	7,610,548
Mastercard Inc. – Class A	27,050	9,655,227
Microsoft Corp.	58,360	12,980,431
S&P Global Inc	11,240	3,694,925
VISA Inc. – Class A	61,500	13,451,895
20.7% – Total For Technology		$96,094,283
American Tower Corp.	61,857	13,884,422
Camden Property Trust	94,500	9,442,440
5.0% – Total For Real Estate		$23,326,862
Alliant Energy Corp.	236,000	12,161,080
2.6% – Total For Utilities		$12,161,080
Total Common Stocks 98.9%		$459,348,948
(Identified Cost $317,493,761)
Cash Equivalents
First American Government Obligation Fund, Class Z**	4,650,727	4,650,727
Total Cash Equivalents 1.0%		$4,650,727
(Identified Cost $4,650,727)
Total Portfolio Value 99.9%		$463,999,675
(Identified Cost $322,144,488)
Assets in Excess of Other Liabilities 0.1%		$805,699
Total Net Assets 100.0%		$464,805,374

*
Non-income producing security.

**
Variable Rate Security; as of December 31, 2020, the 7 day annualized yield was 0.03%.

ADR – American Depositary Receipt
PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

9

OPPORTUNITY FUND	Portfolio of Investments as of December 31, 2020

Common Stocks	Shares	Fair Value
BorgWarner Inc.	40,100	$1,549,464
Burlington Stores Inc.*	3,000	784,650
Hanesbrands Inc.	35,600	519,048
Kimball International Inc. Class B	92,100	1,100,595
Lithia Motors Inc.	4,500	1,317,015
LKQ Corp.*	38,600	1,360,264
Steven Madden LTD*	30,700	1,084,324
Texas Roadhouse Inc.*	8,400	656,544
Ulta Beauty Inc.*	2,800	804,048
9.8% – Total For Consumer Discretionary		$9,175,952
BJs Wholesale Club Holdings Inc.*	13,900	518,192
Church & Dwight Co. Inc.	6,900	601,887
Inter Parfums Inc.	15,700	949,693
Reynolds Consumer Product	26,800	805,072
3.1% – Total For Consumer Staples		$2,874,844
World Fuel Services Corp.	37,500	1,168,500
1.3% – Total For Energy		$1,168,500
American Financial Group	17,100	1,498,302
Axis Capital Holdings Ltd.	17,700	891,903
Diamond Hill Investment Group Inc.	4,900	731,423
East West Bancorp Inc.	27,400	1,389,454
Everest Re Group Ltd.	6,700	1,568,403
Farmers National Bank	84,100	1,116,007
First Horizon National Bank	115,724	1,476,639
First Interstate BancSystem Inc.	17,500	713,475
Reinsurance Group of America Inc.	11,600	1,344,440
SEI Investments Co.	19,800	1,137,906
Signature Bank	14,900	2,015,821
Wintrust Financial Corp.	20,200	1,234,018
WSFS Financial Corp.	37,000	1,660,560
18.0% – Total For Financial Services		$16,778,351
Catalent Inc.*	9,000	936,630
Charles River Laboratories International Inc.*	6,500	1,624,090
Chemed Corp.	2,500	1,331,525
Collegium Pharmaceutical*	54,300	1,087,629
Globus Medical Inc.*	21,000	1,369,620
Hill-Rom Holdings Inc.	13,000	1,273,610
Integra Lifesciences Holding*	24,100	1,564,572
Universal Health Services Inc. – Class B	10,200	1,402,500
West Pharmaceutical Services Inc.	2,200	623,282
12.0% – Total For Health Care		$11,213,458
Applied Industrial Technology	16,500	1,286,835
Common Stocks	Shares	Fair Value
Comfort Systems USA Inc.	14,400	$758,304
Gorman-Rupp Co.	34,287	1,112,613
Hubbell Inc.	7,800	1,222,962
Idex Corp.	6,900	1,374,480
Installed Building Product *	6,100	621,773
Littlefuse Inc.	5,600	1,426,096
Nvent Electric PLC	63,500	1,478,915
Regal Beloit Corp.	12,000	1,473,720
Smith (A.O.) Corp.	24,200	1,326,644
Snap-On Inc.	7,400	1,266,436
Watsco Inc.	2,400	543,720
Watts Water Tech Inc. – Class A	9,100	1,107,470
16.2% – Total For Industrials		$14,999,968
Avery Dennison Corp.	9,700	1,504,567
Carlisle Companies Inc.	6,000	937,080
RPM International Inc.	15,600	1,416,168
Sonoco Products Co.	20,500	1,214,625
Stepan Co.	8,200	978,424
6.5% – Total For Materials		$6,050,864
Amdocs Ltd.	9,900	702,207
Black Knight Inc.*	9,200	812,820
Blackbaud Inc.	12,500	719,500
Bottomline Technologies*	24,600	1,297,404
CACI International Inc.*	6,400	1,595,712
Constellation Software	600	781,824
Exlservice Holdings, Inc.*	10,900	927,917
Gartner Inc.*	9,000	1,441,710
ICF International Inc.	15,000	1,114,950
IPG Photonics Corp.*	4,800	1,074,192
On Semiconductor Corp.*	37,400	1,224,102
Paylocity Holding Corp.*	4,500	926,595
PTC Inc.*	10,200	1,220,022
Realpage, Inc.*	23,500	2,050,140
Tyler Technologies Inc.*	1,700	742,084
Wex Inc.*	3,200	651,296
18.4% – Total For Technology		$17,282,475
American Assets Trust Inc.	19,500	563,160
Americold Realty Trust	25,400	948,182
Camden Property Trust	13,600	1,358,912
Coresite Realty Corp.	4,800	601,344
Equity Lifestyles Prty	13,200	836,352
Federal Realty Investors Trust	8,100	689,472
First Industrial Realty	23,700	998,481
National Retail Properties Inc.	13,500	552,420
QTS Realty Trust Inc. – Class A	18,600	1,150,968
Stag Industrial Inc.	37,400	1,171,368
9.5% – Total For Real Estate		$8,870,659
Alliant Energy Corp.	19,100	984,223

The accompanying notes are an integral part of these financial statements.

10

OPPORTUNITY FUND	Portfolio of Investments as of December 31, 2020

Common Stocks	Shares	Fair Value
Atmos Energy Corp.	10,200	$973,386
Unitil Corp.	28,900	1,279,403
3.5% – Total For Utilities		$3,237,012
Total Common Stocks 98.3%		$91,652,083
(Identified Cost $70,617,267)
Cash Equivalents
First American Government Obligation Fund, Class Z**	1,596,161	1,596,161
Total Cash Equivalents 1.7%		$1,596,161
(Identified Cost $1,596,161)
Total Portfolio Value 100.0%		$93,248,244
(Identified Cost $72,213,428)
Other Assets in Excess of Liabilities 0.0%		$40,954
Total Net Assets 100.0%		$93,289,198

*
Non-income producing security.

**
Variable Rate Security; as of December 31, 2020, the 7 day annualized yield was 0.03%.

ADR – American Depositary Receipt
PLC – Public Liability Company
The accompanying notes are an integral part of these financial statements.

11

INTERNATIONAL FUND	Portfolio of Investments as of December 31, 2020

Preferred Stocks	Shares	Fair Value
Itau Unibanco Holding SA ADR	11,550	$70,340
0.3% – Total For Financial Services		$70,340
Total Preferred Stocks 0.3%		$70,340
(Identified Cost $63,654)
Common Stocks
Baidu, Inc. ADR*	1,000	216,240
China Mobile Ltd. ADR	9,200	262,568
Deutsche Telekom AG ADR	7,100	129,717
KDDI Corp. ADR	22,600	335,384
Orange ADR	7,500	88,950
PLDT Inc. ADR	3,600	100,476
Publicis Groupe SA ADR	23,100	285,054
RTL Group SA ADR*	15,000	70,650
SK Telecom Co. Ltd. ADR	3,400	83,232
SoftBank Group Corp. ADR	3,600	139,176
Telenor ASA ADR	9,600	163,199
Tencent Holdings Ltd. ADR	5,500	395,395
WPP PLC ADR	1,800	97,344
11.2% – Total For Communications		$2,367,385
Adidas AG ADR*	600	109,794
Alibaba Group Holdings ADR*	1,300	302,549
Bridgestone ADR	8,200	134,480
Bunzl PLC ADR	5,600	190,400
CIE Financiere Richemont AG ADR	22,000	196,878
Daimler AG	2,200	154,660
Honda Motor Co. Ltd. ADR	5,500	155,375
JD.com Inc. ADR*	1,700	149,430
Magna International Inc.	5,100	361,080
Toyota Motor Corp. ADR	1,100	170,027
9.1% – Total For Consumer Discretionary		$1,924,673
CK Hutchison Holdings LTD ADR	16,500	114,842
Coca-Cola Amatil Ltd. ADR	10,860	106,428
Danone ADR	6,184	81,010
Itochu Corp. ADR	3,700	213,638
L’Oreal ADR	2,800	213,220
Nestle SA ADR	2,800	329,840
Reckitt Benckiser Group PLC ADR	5,900	106,908
Shoprite Holdings Ltd. ADR	32,100	303,522
Unilever PLC ADR	6,600	398,376
Wal-Mart De Mexico SAB de CV ADR	12,300	346,122
10.5% – Total For Consumer Staples		$2,213,906
BP PLC ADR	2,298	47,155
CNOOC Ltd. ADR	2,500	229,125
Preferred Stocks	Shares	Fair Value
Equinor ASA ADR	4,000	$65,680
Gazprom ADR	14,000	78,400
Lukoil Corp. ADR	4,100	280,276
Royal Dutch Shell PLC, Class B ADR	2,600	87,386
Technip FMC PLC	12,200	114,680
Total SA ADR	2,352	98,572
Woodside Petroleum ADR	5,200	90,896
5.2% – Total For Energy		$1,092,170
Admiral Group PLC ADR	6,400	254,229
Allianz SE ADR	7,900	194,735
Banco Bradesco ADR	17,917	94,243
Banco Santander SA ADR	18,755	57,204
Bank of Montreal	1,240	94,277
Barclays PLC ADR	15,000	119,850
BNP Paribas ADR*	4,000	106,440
China Construction Bank ADR	8,500	127,670
Deutsche Boerse AG ADR	7,000	118,300
Industrial and Commercial Bank Of China Ltd. ADR	23,500	301,035
KB Financial Group Inc. ADR	2,400	95,040
Legal and General Group PLC	5,000	92,100
Manulife Financial Corp.	4,420	78,764
Mitsubishi UFJ Financial Group Inc. ADR	40,000	177,200
Mizuho Financial Group Inc. ADR	25,000	63,750
National Australia Bank	8,700	75,777
Orix Corp. ADR	2,450	189,459
Royal Bank of Canada	1,000	82,060
Sumitomo Mitsui Financial Group Inc. ADR	57,600	355,392
Tokio Marine Holdings Inc. ADR	7,000	369,180
Toronto Dominion Bank	1,400	78,988
United Overseas Bank Ltd. ADR	4,100	140,097
Westpac Banking Corp. Ltd. ADR	7,250	108,025
Zurich Insurance Group Ltd. ADR	3,240	136,793
16.6% – Total For Financial Services		$3,510,608
Alcon Inc.*	5,896	389,018
Astellas Pharma Inc. ADR	17,600	271,744
Bayer AG ADR	5,200	77,168
Dr. Reddy’s Laboratories Ltd. ADR	3,340	238,109
Novartis AG ADR	2,480	234,186
Novo Nordisk AS	4,400	307,340
Roche Holdings Ltd. ADR	8,800	385,792

The accompanying notes are an integral part of these financial statements.

12

INTERNATIONAL FUND	Portfolio of Investments as of December 31, 2020

Preferred Stocks	Shares	Fair Value
Takeda Pharmaceutical Co.	9,340	$169,988
Taro Pharmaceuticals Ltd.*	1,400	102,788
10.4% – Total For Health Care		$2,176,133
ABB Ltd. ADR	2,900	81,084
Atlas Copco AB ADR	5,400	275,832
BAE Systems PLC ADR	3,800	103,170
Canadian National Railway Co.	1,400	153,790
Compass Group PLC ADR	6,500	121,745
Komatsu Ltd. ADR	6,300	174,400
Schneider Electric SE ADR	13,900	402,405
Sensata Technologies Holding NV*	2,200	116,028
Siemens AG ADR	1,800	129,222
7.4% – Total For Industrials		$1,557,676
Air Liquide SA ADR	4,569	150,274
BASF SE ADR	7,400	145,632
BHP Billiton Ltd. ADR	2,550	166,617
Newcrest Mining Ltd. ADR	15,000	299,775
Nitto Denko Corp. ADR	7,100	317,938
Posco ADR	2,800	174,468
Rio Tinto PLC ADR	1,570	118,095
Svenska Cellulosa ADR*	6,500	113,625
7.0% – Total For Materials		$1,486,424
Cap Gemini SA ADR	4,000	123,320
CGI Group Inc.*	5,100	404,481
Infosys Ltd. ADR	14,700	249,165
Lenovo Group Ltd. ADR	19,500	364,455
Open Text Corp.	6,400	290,944
Relx PLC ADR	4,200	103,572
SAP SE ADR	2,200	286,858
Sony Corp. ADR	3,800	384,180
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4,000	436,160
United Microelectronics ADR	44,930	378,760
14.3% – Total For Technology		$3,021,895
Sun Hung Kai Properties Ltd. ADR	22,400	286,944
1.4% – Total For Real Estate		$286,944
Enel SpA ADR	21,100	214,165
Enersis SA ADR	32,300	265,506
Iberdrola SA ADR	3,578	205,735
National Grid PLC ADR	1,629	96,160
SSE PLC ADR	4,000	81,280
4.1% – Total For Utilities		$862,846
Total Common Stocks 97.2%		$20,500,660
(Identified Cost $15,266,110)
Preferred Stocks	Shares	Fair Value
Cash Equivalents
First American Government Obligation Fund, Class Z**	466,158	$466,158
Total Cash Equivalents 2.2%		$466,158
(Identified Cost $466,158)
Total Portfolio Value 99.7%		$21,037,158
(Identified Cost $15,795,922)
Other Assets in Excess of Liabilities 0.3%		$67,807
Total Net Assets 100.0%		$21,104,965

*
Non-income producing security.

**
Variable Rate Security; as of December 31, 2020, the 7 day annualized yield was 0.03%.

ADR – American Depositary Receipt
PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

13

FIXED INCOME FUND	Portfolio of Investments as of December 31, 2020

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
Ace Ina Holdings Inc.	3.350%	05/15/2024	2,375,000	$2,592,839
American Express Co.	3.000%	10/30/2024	12,700,000	13,870,748
AON PLC	3.500%	06/14/2024	3,320,000	3,620,271
AON PLC	3.750%	05/02/2029	4,846,000	5,653,357
AON PLC	4.000%	11/27/2023	4,330,000	4,726,769
Bank of America Corp.	3.248%	10/21/2027	17,000,000	19,024,575
BB&T Corp.	3.750%	12/06/2023	6,775,000	7,442,720
BB&T Corp.	3.950%	03/22/2022	8,054,000	8,382,318
Fifth Third Bancorp	4.300%	01/16/2024	10,999,000	12,161,567
Huntington Bancshares	2.300%	01/14/2022	2,290,000	2,331,252
Huntington Bancshares	2.625%	08/06/2024	11,530,000	12,321,325
JP Morgan Chase & Co.	3.300%	04/01/2026	5,500,000	6,155,705
JP Morgan Chase & Co.	3.875%	09/10/2024	11,560,000	12,945,048
Keycorp	2.550%	10/01/2029	6,430,000	6,964,230
Keycorp	4.100%	04/30/2028	7,300,000	8,661,056
Marsh & McLennan Co. Inc.	4.375%	03/15/2029	12,737,000	15,507,622
Morgan Stanley	2.625%	11/17/2021	6,000,000	6,118,429
Morgan Stanley	3.700%	10/23/2024	4,500,000	5,007,591
Morgan Stanley	5.500%	07/28/2021	1,500,000	1,544,106
MUFG Americas Holdings Corp.	3.000%	02/10/2025	6,949,000	7,588,670
MUFG Americas Holdings Corp.	3.500%	06/18/2022	7,659,000	8,012,318
PNC Financial Services	3.500%	01/23/2024	925,000	1,008,126
PNC Financial Services	3.900%	04/29/2024	9,991,000	11,070,299
Suntrust Banks Inc.	4.000%	05/01/2025	8,000,000	9,058,915
US Bancorp	3.100%	04/27/2026	7,000,000	7,790,561
US Bancorp	3.600%	09/11/2024	6,000,000	6,635,639
Wells Fargo & Co.	4.100%	06/03/2026	8,500,000	9,744,623
Wells Fargo & Co.	4.300%	07/22/2027	7,600,000	8,905,496
23.5% – Total For Corporate Bonds: Bank and Finance				$224,846,175
CVS Health Corp.	4.300%	03/25/2028	13,898,000	16,538,075
Coca-Cola Co.	3.450%	03/25/2030	1,990,000	2,345,651
Dover Corp.	2.950%	11/04/2029	6,045,000	6,600,536
Dover Corp.	3.150%	11/15/2025	3,802,000	4,196,857
Eaton Corp.	2.750%	11/02/2022	2,666,000	2,781,839
Eaton Corp.	3.103%	09/15/2027	4,000,000	4,481,222
Emerson Electric Co.	1.800%	10/15/2027	14,190,000	14,995,322
Emerson Electric Co.	1.950%	10/15/2030	2,850,000	3,006,860
Home Depot Inc.	2.500%	04/15/2027	12,606,000	13,833,598
Johnson Controls International PLC	3.900%	02/14/2026	6,430,000	7,284,031
Kroger Co. Senior	3.500%	02/01/2026	10,000,000	11,225,668
Kroger Co. Senior	4.000%	02/01/2024	595,000	653,707
McDonald’s Corp.	2.125%	03/01/2030	6,500,000	6,853,139
McDonald’s Corp.	3.600%	07/01/2030	10,000,000	11,720,477
Nike Inc.	3.250%	03/27/2040	8,830,000	10,270,942
Pepsico Inc.	2.850%	02/24/2026	8,090,000	8,957,182
Shell International	3.250%	05/11/2025	6,779,000	7,514,040
Starbucks Corp.	2.250%	03/12/2030	1,621,000	1,715,887
Union Pacific Corp.	3.150%	03/01/2024	2,500,000	2,704,699
Union Pacific Corp.	3.500%	06/08/2023	8,365,000	8,967,863
Walt Disney Co.	3.350%	03/24/2025	12,500,000	13,857,407
Walt Disney Co.	3.800%	03/22/2030	3,000,000	3,575,000
17.1% – Total For Corporate Bonds: Industrial				$164,080,002
Berkshire Hathaway Energy Co.	3.500%	02/01/2025	1,500,000	1,652,030
Berkshire Hathaway Energy Co.	3.750%	11/15/2023	9,574,000	10,425,081
Duke Energy Corp.	2.650%	09/01/2026	5,000,000	5,447,988
The accompanying notes are an integral part of these financial statements.

14

FIXED INCOME FUND	Portfolio of Investments as of December 31, 2020

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Duke Energy Corp.	3.550%	09/15/2021	6,860,000	$6,957,711
Enterprise Products	3.750%	02/15/2025	5,056,000	5,661,020
Enterprise Products	4.150%	10/16/2028	3,682,000	4,380,407
Eversource Energy	3.300%	01/15/2028	6,440,000	7,226,826
Eversource Energy	4.250%	04/01/2029	9,289,000	11,128,282
Georgia Power Co.	2.200%	09/15/2024	260,000	273,913
Georgia Power Co.	2.650%	09/15/2029	7,070,000	7,755,894
Interstate Power & Light Co.	2.300%	06/01/2030	2,920,000	3,087,785
Interstate Power & Light Co.	3.250%	12/01/2024	1,297,000	1,420,857
Interstate Power & Light Co.	3.400%	08/15/2025	1,000,000	1,103,249
Interstate Power & Light Co.	4.100%	09/26/2028	11,790,000	14,040,705
National Rural Utilities Collateral Trust	3.400%	11/15/2023	2,825,000	3,047,032
National Rural Utilities Collateral Trust	3.700%	03/15/2029	5,800,000	6,782,084
Virginia Electric & Power Co.	2.750%	03/15/2023	2,018,000	2,112,782
Virginia Electric & Power Co.	2.950%	01/15/2022	3,170,000	3,234,936
Virginia Electric & Power Co.	2.950%	11/15/2026	2,550,000	2,837,331
Virginia Electric & Power Co.	3.450%	02/15/2024	3,590,000	3,872,782
Virginia Electric & Power Co.	3.500%	03/15/2027	2,095,000	2,391,821
Xcel Energy Inc.	3.300%	06/01/2025	12,201,000	13,411,083
Xcel Energy Inc.	4.000%	06/15/2028	4,153,000	4,889,276
12.8% – Total For Corporate Bonds: Utilities				$123,140,875
53.4% Total Corporate Bonds				$512,067,052
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	272,527
0.0% – Total For Certificates of Deposit				272,527
United States Government Treasury Obligations
Treasury Note	0.125%	04/30/2022	4,000,000	4,000,938
Treasury Note	1.500%	02/15/2030	15,500,000	16,397,910
Treasury Note	2.125%	11/30/2023	18,500,000	19,560,137
Treasury Bond	2.500%	02/15/2045	20,500,000	24,447,051
Treasury Note	2.500%	05/15/2046	23,500,000	28,074,238
Treasury Note	2.750%	02/15/2028	24,000,000	27,522,187
Treasury Note	2.750%	08/15/2047	33,500,000	41,999,316
Treasury Note	3.125%	11/15/2028	30,500,000	36,111,524
20.7% – Total For United States Government Treasury Obligations				$198,113,301
United States Government Agency Obligations
FHLB Debenture	2.875%	09/13/2024	4,250,000	4,660,904
FHLB Debenture	3.250%	11/16/2028	21,750,000	26,010,274
3.2% – Total For United States Government Agency Obligations				$30,671,178
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%)*	2.202%	04/01/2042	485,825	508,225
FHLMC Pool 780439 (1 year US T-Note Yield Curve + 2.223%)*	3.723%	04/01/2033	22,385	22,422
FHLMC Pool A89335	5.000%	10/01/2039	103,723	120,608
FHLMC Pool C01005	8.000%	06/01/2030	739	882
FHLMC Pool G06616	4.500%	12/01/2035	339,019	374,778
FHLMC Pool G15897	2.500%	09/01/2031	1,557,891	1,660,767
FHLMC Pool G08068	5.500%	07/01/2035	732,932	861,801
FHLMC Pool G18642	3.500%	04/01/2032	3,597,088	3,853,712
FHLMC Pool G18667	3.500%	11/01/2032	1,613,120	1,728,556
FHLMC Pool G31087	4.000%	07/01/2038	2,724,446	2,958,051
FHLMC Pool SB0017	3.500%	11/01/2028	4,375,847	4,694,917
FHLMC Pool ZA3721	3.000%	06/01/2029	9,509,726	10,138,382
The accompanying notes are an integral part of these financial statements.

15

FIXED INCOME FUND	Portfolio of Investments as of December 31, 2020

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
FHLMC Series 2877 Class AL	5.000%	10/15/2024	100,149	$104,625
FHLMC Series 2985 Class GE	5.500%	06/15/2025	70,604	75,579
FHLMC Series 3109 Class ZN	5.500%	02/15/2036	1,049,561	1,205,491
FHLMC Series 3592 Class BZ	5.000%	10/15/2039	795,973	905,672
FHLMC Series 3946 Class LN	3.500%	04/15/2041	230,827	245,472
FHLMC Series 4017 Class MA	3.000%	03/15/2041	207,810	209,981
FHLMC Series 4105 Class PJ	3.500%	06/15/2041	740,262	788,706
FHLMC Series 4180 Class ME	2.500%	10/15/2042	1,492,664	1,560,132
FHLMC Series 4287 Class AB	2.000%	12/15/2026	873,152	905,857
FHLMC Series 4517 Class PC	2.500%	05/15/2044	1,736,317	1,802,030
FHLMC Series 4567 Class LA	3.000%	08/15/2045	264,990	278,328
FHLMC Series 4582 Class PA	3.000%	11/15/2045	2,155,561	2,279,861
FHLMC Series 4646 Class D	3.500%	01/15/2042	289,065	291,411
FHLMC Series 4689 Class DA	3.000%	07/15/2044	996,007	1,025,296
FHLMC Series 4709 Class EA	3.000%	01/15/2046	966,897	1,007,907
FHLMC Series 4768 Class GA	3.500%	09/15/2045	6,453,386	6,770,017
FHLMC Series 4831 Class BA	3.500%	10/15/2044	2,400,699	2,485,416
FHLMC Series 4906 Class DE	2.500%	09/25/2049	6,394,470	6,752,173
FNMA Pool 109733	3.530%	09/01/2028	7,275,000	8,436,689
FNMA Pool 725027	5.000%	11/01/2033	242,082	279,831
FNMA Pool 725704	6.000%	08/01/2034	97,480	117,082
FNMA Pool 888223	5.500%	01/01/2036	336,761	394,879
FNMA Pool 995112	5.500%	07/01/2036	233,683	273,908
FNMA Pool AA4392	4.000%	04/01/2039	667,207	732,000
FNMA Pool AL6923	3.000%	05/01/2030	6,461,823	6,920,552
FNMA Pool AL9309	3.500%	10/01/2031	977,466	1,048,680
FNMA Pool AL9623	4.000%	12/01/2036	2,744,138	3,023,496
FNMA Pool AN8842	3.320%	04/01/2028	6,000,000	6,701,786
FNMA Pool AN9848	3.740%	07/01/2028	6,438,000	7,313,372
FNMA Pool AS5794	3.000%	09/01/2030	1,998,807	2,139,191
FNMA Pool AS6548	2.500%	01/01/2031	4,254,534	4,537,998
FNMA Pool BL0359	3.700%	11/01/2028	10,932,596	12,657,998
FNMA Pool BL0752	3.650%	01/01/2029	5,000,000	5,773,643
FNMA Pool BL2935	3.150%	06/01/2029	5,000,000	5,688,839
FNMA Pool BL5003	4.000%	03/01/2047	2,181,264	2,440,939
FNMA Pool BM1971	3.500%	12/01/2035	2,583,465	2,791,082
FNMA Pool MA0384	5.000%	04/01/2030	608,095	689,906
FNMA Pool MA2773	3.000%	10/01/2036	6,581,492	6,958,277
FNMA Pool MA3186	4.000%	11/01/2037	2,641,410	2,841,733
FNMA Pool MA3337	4.000%	04/01/2038	3,831,683	4,118,582
FNMA Series 2003-79 Class NJ	5.000%	08/25/2023	192,784	200,108
FNMA Series 2013-21 Class VA	3.000%	07/25/2028	2,002,970	2,033,097
FNMA Series 2013-6 Class BC	1.500%	12/25/2042	625,245	629,781
FNMA Series 2013-75 Class EG	3.000%	02/25/2043	411,898	437,066
FNMA Series 2014-04 Class PC	3.000%	02/25/2044	1,855,667	1,984,738
FNMA Series 2014-28 Class PA	3.500%	02/25/2043	204,161	217,753
FNMA Series 2015-72 Class GB	2.500%	12/25/2042	2,527,168	2,613,758
FNMA Series 2016-2 Class PB	2.000%	02/25/2046	394,448	412,617
FNMA Series 2016-39 Class LA	2.500%	03/25/2045	799,656	838,279
FNMA Series 2016-40 Class PA	3.000%	07/25/2045	224,002	235,638
FNMA Series 2016-49 Class PA	3.000%	09/25/2045	1,644,228	1,730,684
FNMA Series 2016-64 Class PG	3.000%	05/25/2045	3,245,499	3,424,760
FNMA Series 2016-79 Class L	2.500%	10/25/2044	1,101,440	1,145,130
FNMA Series 2017-30 Class G	3.000%	07/25/2040	1,633,350	1,652,251
FNMA Series 2018-22 Class D	3.250%	11/25/2042	555,765	559,159
FNMA Series 2018-25 Class P	3.500%	03/25/2046	4,394,675	4,619,227
The accompanying notes are an integral part of these financial statements.

16

FIXED INCOME FUND	Portfolio of Investments as of December 31, 2020

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
FNMA Series 2018-67 Class BA	4.500%	03/25/2046	4,873,107	$5,153,438
GNMA II Pool 2658	6.500%	10/20/2028	10,601	12,167
GNMA II Pool 2945	7.500%	07/20/2030	1,389	1,617
GNMA II Pool 4187	5.500%	07/20/2038	9,401	10,456
GNMA II Pool 4847	4.000%	11/20/2025	131,595	139,110
GNMA Pool 780400	7.000%	12/15/2025	1,194	1,328
GNMA Pool 780420	7.500%	08/15/2026	692	772
17.7% – Total For Government Agency Obligations – Mortgage Backed Securities				$169,550,452
Taxable Municipal Bonds
Cincinnati Children’s Hospital Medical Center	2.853%	11/15/2026	1,085,000	1,170,031
Kansas Development Finance Authority Revenue	3.941%	04/15/2026	8,000,000	9,233,120
Hamilton County Ohio	3.374%	06/01/2034	5,000,000	5,501,750
Kentucky Property and Buildings Commission Revenue	6.164%	08/01/2023	788,000	855,232
Pennsylvania State University	1.893%	09/01/2026	4,635,000	4,868,558
University of Cincinnati Ohio General Receipts Revenue	2.162%	06/01/2025	2,185,000	2,293,289
University of Washington Revenue	5.400%	06/01/2036	3,000,000	4,341,240
2.9% – Total For Taxable Municipal Bonds				$28,263,220
Total Fixed Income Securities – Bonds 97.9%				$938,937,730
(Identified Cost $866,746,334)
Preferred Stocks
Allstate Corp.	5.100%	01/15/2053	264,996	7,305,940
Total Preferred Stocks 0.8%				$7,305,940
(Identified Cost $6,491,218)
Cash Equivalents			Shares
First American Government Obligation Fund, Class Z**			6,760,279	6,760,279
Total Cash Equivalents 0.7%				$6,760,279
(Identified Cost $6,760,279)
Total Portfolio Value 99.4%				$953,003,949
(Identified Cost $879,997,831)
Other Assets in Excess of Liabilities 0.6%				$5,500,683
Total Net Assets 100%				$958,504,632

*
Variable Rate Security; the rate shown is as of December 31, 2020.

**
Variable Rate Security; as of December 31, 2020, the 7 day annualized yield was 0.03%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Banks
FHLMC – Federal Home Loan Mortgage Corp.
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

17

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2020

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Akron Ohio GO Limited	4.000%	12/01/2025	650,000	$759,889
Abilene Texas GO Limited	5.000%	02/15/2029	730,000	967,338
Akron Ohio GO Limited	4.000%	12/01/2026	395,000	472,550
Akron Ohio GO Limited	5.000%	12/01/2024	400,000	469,716
Austin Texas GO Limited	5.000%	09/01/2029	1,000,000	1,242,270
Avon Ohio Bond Anticipation Note	2.000%	01/21/2021	1,000,000	1,000,830
Cincinnati Ohio GO Unlimited	4.000%	12/01/2030	685,000	827,412
Cincinnati Ohio GO Unlimited	4.000%	12/01/2032	1,000,000	1,193,280
Cincinnati Ohio GO Unlimited*	5.250%	12/01/2029	200,000	243,786
Columbus Ohio GO Unlimited	4.000%	04/01/2031	1,000,000	1,183,620
Dublin Ohio GO Limited	4.000%	12/01/2028	500,000	581,455
Gahanna Ohio GO Limited	4.000%	12/01/2021	420,000	434,704
Haltom City Texas GO Limited	4.000%	08/01/2025	675,000	778,666
Hurst Texas GO Limited	4.000%	08/15/2031	335,000	386,898
Lakewood Ohio GO Limited	4.000%	12/01/2028	840,000	995,123
Lakewood Ohio GO Limited	4.000%	12/01/2029	300,000	354,411
Newport Kentucky GO Unlimited	3.000%	05/01/2023	205,000	216,402
Reynoldsburg Ohio GO Limited	4.000%	12/01/2030	1,000,000	1,218,470
Reynoldsburg Ohio GO Limited	4.000%	12/01/2031	595,000	719,563
Strongsville Ohio GO Limited	4.000%	12/01/2030	350,000	393,855
5.6% – Total For General Obligation – City				$14,440,238
Ashtabula County Ohio GO Limited	4.000%	12/01/2027	500,000	526,290
Butler County Ohio GO Limited	5.000%	12/01/2024	160,000	189,594
Butler County Ohio GO Limited	5.250%	12/01/2026	1,000,000	1,211,780
Clark County Ohio GO Limited	5.000%	12/01/2026	340,000	429,825
Clark County Ohio GO Limited	5.000%	12/01/2028	325,000	431,623
Hamilton County Ohio GO Limited	5.000%	12/01/2028	500,000	649,665
Knox County Ohio GO Limited	4.000%	12/01/2025	460,000	537,036
Licking County Ohio GO Limited*	3.000%	12/01/2024	240,000	258,586
Licking County Ohio GO Limited	3.000%	12/01/2024	315,000	339,214
Lorain County Ohio GO Limited	4.000%	12/01/2025	795,000	879,874
Lorain County Ohio GO Unlimited	4.000%	12/01/2030	450,000	506,385
Lucas County Ohio GO Limited	4.000%	10/01/2028	1,000,000	1,155,770
Lucas County Ohio GO Limited	4.000%	10/01/2029	605,000	694,607
Ottawa County Ohio GO Limited	4.000%	12/01/2021	295,000	305,054
Portage County Ohio GO Limited	3.000%	12/01/2021	270,000	270,548
Rowan County Kentucky GO Unlimited (AGM Insured)	4.000%	06/01/2024	390,000	434,152
Summit County Ohio GO Limited	4.000%	12/01/2023	300,000	332,103
Summit County Ohio GO Limited	4.000%	12/01/2031	500,000	557,640
3.5% – Total For General Obligation – County				$9,709,746
Ohio GO Limited	3.000%	09/01/2026	1,385,000	1,498,612
Ohio GO Limited	4.000%	03/01/2026	1,060,000	1,183,914
Ohio GO Unlimited	3.000%	03/01/2027	555,000	585,469
Ohio GO Unlimited	4.000%	03/01/2030	1,225,000	1,571,197
Ohio GO Unlimited	5.000%	09/01/2022	400,000	432,344
Ohio GO Unlimited	5.000%	06/15/2030	1,335,000	1,851,191
Ohio GO Unlimited	5.000%	06/15/2034	1,000,000	1,324,560
Ohio GO Unlimited	5.000%	06/15/2035	1,000,000	1,321,560
The accompanying notes are an integral part of these financial statements.

18

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2020

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Ohio GO Unlimited	5.000%	06/15/2039	2,000,000	$2,610,180
Ohio GO Unlimited	5.000%	06/15/2024	410,000	477,757
Pennsylvania GO Unlimited	4.000%	01/01/2030	645,000	761,184
Virginia State Public Building Authority	4.000%	08/01/2040	1,000,000	1,237,510
5.7% – Total For General Obligation – State				$14,855,478
Arizona Board of Regents Revenue Arizona State University	5.000%	08/01/2028	815,000	936,883
Arizona Board of Regents Revenue University of Arizona	5.000%	06/01/2029	125,000	143,449
Bowling Green State University Ohio Revenue	4.000%	06/01/2045	2,830,000	3,238,850
Bowling Green State University Ohio Revenue	5.000%	06/01/2024	405,000	463,883
Bowling Green State University Ohio Revenue	5.000%	06/01/2030	750,000	922,673
Bowling Green State University Ohio Revenue	5.000%	06/01/2031	500,000	612,955
Bowling Green State University Ohio Revenue	5.000%	06/01/2032	500,000	610,435
Bowling Green State University Ohio Revenue	5.000%	06/01/2037	1,000,000	1,289,490
Colorado Board of Governors University Enterprise System Revenue	5.000%	03/01/2027	225,000	284,927
Colorado Higher Education Lease Financing Program Certificate of Participation	5.000%	11/01/2025	290,000	352,797
Cuyahoga County Ohio Community College GO Unlimited	4.000%	12/01/2033	1,275,000	1,469,132
Cuyahoga County Ohio Community College GO Unlimited	5.000%	12/01/2027	400,000	496,976
Denison University Ohio Revenue	5.000%	11/01/2030	400,000	527,300
Denison University Ohio Revenue	5.000%	11/01/2033	325,000	422,315
Kent State University Ohio General Receipt Revenue	4.000%	05/01/2022	255,000	267,265
Kent State University Ohio General Receipt Revenue	5.000%	05/01/2028	710,000	850,552
Kent State University Ohio Revenue	5.000%	05/01/2031	1,000,000	1,340,780
Kent State University Ohio Revenue	5.000%	05/01/2045	950,000	1,183,824
Lorain County Ohio Community College District General Receipts Revenue Bond	4.000%	12/01/2025	600,000	701,436
Miami University Ohio General Receipts Revenue	4.000%	09/01/2022	450,000	461,196
Miami University Ohio General Receipts Revenue	4.000%	09/01/2023	1,040,000	1,064,669
Miami University Ohio General Receipts Revenue	4.000%	09/01/2045	1,500,000	1,771,905
Miami University Ohio Revenue	4.000%	09/01/2027	300,000	315,408
Miami Valley Ohio Career Tech Center GO Unlimited	4.000%	12/01/2024	1,000,000	1,144,010
Morehead State University Kentucky General Receipts Revenue	3.000%	11/01/2025	300,000	333,039
Northern Kentucky University General Receipts Revenue	3.000%	09/01/2021	210,000	213,597
Nothern Kentucky Univeristy General Receipts Revenue	4.000%	09/01/2026	715,000	840,297
Ohio Higher Education Facilities Revenue – University of Dayton	5.000%	12/01/2036	2,010,000	2,494,410
Ohio Higher Education Facilities Revenue – University of Dayton	5.000%	02/01/2035	1,350,000	1,745,428
Ohio Higher Education Facilities Revenue – University of Dayton	4.000%	02/01/2036	1,050,000	1,246,917
Ohio Higher Education Facilities Revenue – University of Dayton	4.000%	12/01/2033	620,000	720,626
Ohio Higher Education Facilities Revenue – Xavier University	4.500%	05/01/2036	1,000,000	1,133,360
Ohio State University General Receipts Revenue	4.000%	06/01/2030	200,000	232,884
Ohio University General Receipts Revenue Bond	5.000%	12/01/2022	110,000	119,771
South Dakota Board of Regents Housing and Auxiliary Facilities System Revenue	5.000%	04/01/2026	315,000	385,900
The accompanying notes are an integral part of these financial statements.

19

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2020

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2024	610,000	$686,091
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2028	410,000	473,620
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2029	650,000	722,884
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2029	435,000	523,292
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2033	1,000,000	1,178,900
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2034	400,000	494,488
University of Akron Ohio General Receipts Revenue	4.000%	01/01/2027	2,050,000	2,398,910
University of Akron Ohio Revenue	5.000%	01/01/2027	350,000	425,439
University of Cincinnati General Receipts Revenue	4.000%	06/01/2036	250,000	271,105
University of Cincinnati General Receipts Revenue*	5.000%	06/01/2026	330,000	344,200
University of Cincinnati General Receipts Revenue	5.000%	06/01/2026	140,000	145,475
University of Cincinnati General Receipts Revenue	5.000%	06/01/2036	1,250,000	1,631,587
University of Cincinnati General Receipts Revenue	5.000%	06/01/2039	1,250,000	1,425,025
University of Toledo Revenue	5.000%	06/01/2021	300,000	305,301
University of Toledo Revenue	5.000%	06/01/2026	885,000	975,066
University of Toledo Revenue	5.000%	06/01/2034	1,000,000	1,205,930
University of Toledo Revenue	5.000%	06/01/2027	1,590,000	1,985,258
University of Toledo Revenue	5.000%	06/01/2031	500,000	666,800
17.8% – Total For Higher Education				$46,198,710
Butler County Ohio Cincinnati Childrens Hospital Medical Center Revenue	5.000%	05/15/2030	1,005,000	1,365,926
Franklin County Ohio Hospital Revenue Nationwide Childrens	4.000%	11/01/2036	800,000	922,304
Franklin County Ohio Hospital Revenue Nationwide Childrens	5.000%	11/01/2032	500,000	624,470
Franklin County Ohio Hospital Revenue Nationwide Childrens	5.000%	11/01/2048	3,100,000	5,090,169
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital	4.125%	06/01/2030	500,000	518,260
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital	5.250%	06/01/2025	1,000,000	1,061,670
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital	5.250%	06/01/2027	1,000,000	1,058,930
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital	5.000%	05/15/2027	100,000	114,471
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital	5.000%	05/15/2028	1,715,000	1,956,575
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital	5.000%	11/15/2041	1,205,000	1,855,748
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital	5.000%	11/15/2049	3,300,000	5,282,706
7.6% – Total For Hospital/Health Bonds				$19,851,229
Columbus Ohio Metropolitan Library Special Obligation Revenue	5.000%	12/01/2026	705,000	888,441
Columbus Ohio Metropolitan Library Special Obligation Revenue	5.000%	12/01/2027	500,000	646,985
Franklin County Ohio Convention Facilities Authority Revenue*	5.000%	12/01/2022	500,000	545,520
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2028	450,000	566,123
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2029	375,000	479,535
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2030	600,000	763,596
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2032	505,000	635,664
The accompanying notes are an integral part of these financial statements.

20

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2020

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Hancock County Indiana	4.000%	02/15/2022	765,000	$796,900
Hancock County Indiana	4.000%	02/15/2023	795,000	854,752
Ohio Capital Facilities Lease Appropriation Revenue*	5.000%	04/01/2022	425,000	450,504
Ohio Capital Facilities Lease Appropriation Revenue	5.000%	04/01/2025	995,000	1,192,080
Ohio Capital Facilities Lease Appropriation Revenue*	4.000%	04/01/2026	150,000	151,401
Ohio Capital Facilities Lease Appropriation Revenue*	5.000%	04/01/2024	275,000	278,223
Ohio Facilities Construction Commission	5.000%	10/01/2027	505,000	653,359
Ohio Parks and Recreation Capital Facilities Revenue	5.000%	02/01/2023	300,000	329,373
Ohio Parks and Recreation Capital Facilities Revenue	5.000%	12/01/2031	710,000	997,933
Ohio Parks and Recreation Capital Facilities Revenue	5.000%	12/01/2035	1,160,000	1,495,820
4.5% – Total For Revenue Bonds – Facility				$11,726,209
Anderson Indiana Sewage Works Revenue (AGM Insured)	4.000%	11/01/2026	300,000	356,178
Cincinnati Ohio Water System Revenue	4.000%	12/01/2030	1,000,000	1,178,580
Cleveland Ohio Water Revenue	5.000%	01/01/2033	500,000	671,835
Evansville Indiana Waterworks District Revenue (BAM Insured)	4.000%	01/01/2029	400,000	469,812
Evansville Indiana Waterworks District Revenue (BAM Insured)	5.000%	01/01/2022	300,000	314,097
Hamilton Ohio Wastewater System Revenue (BAM Insured)	5.000%	10/01/2027	930,000	1,196,119
Lafayette Indiana Sewage Works Revenue	5.000%	07/01/2022	150,000	160,465
Lima Ohio Sanitary Sewer Revenue	5.000%	12/01/2024	200,000	217,066
Lima Ohio Sewer Revenue	3.000%	12/01/2021	575,000	589,398
Northern Kentucky Water District Revenue	5.000%	02/01/2023	1,000,000	1,095,940
Owensboro Kentucky Water Revenue (BAM Insured)	5.000%	09/15/2025	485,000	588,334
Springboro Ohio Sewer System Revenue	4.000%	06/01/2022	245,000	258,240
St. Charles County Missouri Public Water Supply Dist. 2 Certificates of Participation	4.000%	12/01/2031	400,000	457,228
Toledo Ohio Water System Revenue	5.000%	11/15/2025	255,000	302,659
Toledo Ohio Waterworks Revenue	4.000%	11/15/2022	365,000	390,751
Toledo Ohio Waterworks Revenue	5.000%	11/15/2026	500,000	622,095
Wise County Virginia Soil & Wastewater	1.200%	11/01/2040	1,000,000	1,023,400
3.8% – Total For Revenue Bonds – Water & Sewer				$9,892,197
Akron Ohio Certificate of Participation	5.000%	12/01/2025	500,000	604,670
Akron Ohio Income Tax Revenue	4.000%	12/01/2031	870,000	1,042,043
Akron Ohio Income Tax Revenue	5.000%	12/01/2023	1,100,000	1,243,341
Akron Ohio Income Tax Revenue Community Learning Centers	5.000%	12/01/2028	380,000	403,191
Akron Ohio Income Tax Revenue	5.000%	12/01/2027	510,000	648,863
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project)	4.750%	11/01/2030	500,000	597,395
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project)	5.000%	11/01/2032	525,000	632,510
Cincinnati Ohio Economic Development Revenue U-Square-the-Loop Project*	3.500%	11/01/2024	110,000	112,981
Hamilton County Ohio Economic Development King Highland Community Urban Redevelopment Corp. Revenue	5.000%	06/01/2030	655,000	774,243
Linn County Iowa Certificates of Participation	2.000%	06/01/2023	455,000	474,119
Mobile Alabama Industrial Development Board Pollution Control Revenue	2.924%	07/15/2034	1,025,000	1,101,629
Monroe County Georgia Development Authority Pollution Control Revenue	2.050%	07/01/2049	1,085,000	1,100,570
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2022	250,000	267,110
The accompanying notes are an integral part of these financial statements.

21

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2020

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2023	500,000	$569,960
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2023	500,000	569,960
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2026	500,000	623,160
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2027	1,060,000	1,314,008
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2028	570,000	703,141
Ohio Mental Health Capital Facilities Revenue	5.000%	02/01/2025	1,000,000	1,190,470
Ohio Special Obligation Revenue	5.000%	12/01/2029	510,000	633,976
Ohio Special Obligation Revenue	5.000%	04/01/2033	1,570,000	2,097,206
Ohio Special Obligation Revenue	5.000%	04/01/2023	1,010,000	1,116,727
Ohio Special Obligation Revenue	5.000%	04/01/2029	665,000	785,305
St. Xavier High School Inc. Ohio Revenue	4.000%	04/01/2036	400,000	450,532
St. Xavier High School Inc. Ohio Revenue	4.000%	04/01/2037	575,000	645,426
St. Xavier High School Inc. Ohio Revenue	4.000%	04/01/2038	400,000	447,724
St. Xavier High School Inc. Ohio Revenue	4.000%	04/01/2039	400,000	446,552
Riversouth Ohio Authority Revenue	4.000%	12/01/2031	700,000	796,544
Summit County Ohio Development Finance Authority Akron Lease Revenue	4.000%	12/01/2027	220,000	249,583
Summit County Ohio Development Finance Authority Akron Lease Revenue	4.000%	12/01/2028	435,000	490,132
8.5% – Total For Other Revenue Bonds				$22,133,071
Aldine Texas ISD GO Unlimited	4.000%	02/15/2030	780,000	881,681
Arcanum-Butler Ohio LSD GO	4.000%	12/01/2029	675,000	755,811
Arcanum-Butler Ohio LSD GO	4.000%	12/01/2030	650,000	726,115
Athens Ohio CSD GO Unlimited	4.000%	12/01/2033	750,000	902,190
Beachwood Ohio CSD Certificates of Participation	3.000%	12/01/2024	435,000	466,994
Bellbrook-Sugarcreek Ohio LSD GO Unlimited	4.000%	12/01/2031	325,000	369,824
Bellfontaine Ohio SCD GO Unlimited (National RE Insured)	5.500%	12/01/2026	615,000	752,840
Berea Ohio CSD GO Unlimited	4.000%	12/01/2031	500,000	577,920
Bexley Ohio CSD GO Unlimited	3.000%	12/01/2023	500,000	538,595
Big Walnut Ohio LSD GO Unlimited	4.000%	12/01/2033	500,000	599,250
Bloom-Carroll Ohio LSD GO Unlimited	4.000%	11/01/2030	290,000	354,467
Bloom-Carroll Ohio LSD GO Unlimited	4.000%	11/01/2031	150,000	181,911
Bloom-Carroll Ohio LSD GO Unlimited (SDCP)	4.000%	11/01/2029	325,000	401,583
Blue Mountain School District Pennsylvania GO Limited	4.000%	08/01/2024	500,000	560,070
Boone County Kentucky SD Revenue	3.000%	03/01/2026	1,000,000	1,104,070
Breckinridge County Kentucky SD Finance Corp.	5.000%	04/01/2025	265,000	312,332
Brownsville Indianna CSC Revenue	5.000%	01/15/2027	535,000	673,651
Chagrin Falls Ohio Exempted Village SD GO	4.000%	12/01/2022	100,000	107,303
Chillicothe Ohio CSD Special Obligation Revenue	4.000%	12/01/2023	130,000	138,161
Chillicothe Ohio SD GO Unlimited (AGM Insured)	4.000%	12/01/2029	400,000	446,908
China Spring ISD Texas GO Unlimited	4.000%	08/15/2027	890,000	1,024,408
Clark County Kentucky SD Finance Corp. Revenue Bond	3.000%	08/01/2022	115,000	119,774
Cleveland Heights and University Heights Ohio CSD GO Unlimited	4.000%	12/01/2032	1,000,000	1,175,100
Colorado Building Excellent Schools Today Certificates of Participation	4.000%	03/15/2030	1,000,000	1,211,910
Columbus Ohio CSD GO Unlimited	4.000%	12/01/2029	400,000	465,852
Columbus Ohio CSD GO Unlimited	4.000%	12/01/2022	655,000	702,704
Daviess County Kentucky SD GO Unlimited	5.000%	06/01/2027	1,825,000	2,303,241
The accompanying notes are an integral part of these financial statements.

22

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2020

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Dayton Ohio SCD GO Unlimited (SDCP)	5.000%	11/01/2025	1,000,000	$1,216,540
Denver Colorado City & County SD #1 Certificates of Participation	5.000%	12/01/2021	500,000	503,705
Dexter Michigan CSD GO Unlimited	4.000%	05/01/2031	670,000	791,672
Dublin Ohio CSD GO Unlimited	4.000%	12/01/2034	500,000	615,270
Dublin Ohio CSD GO Unlimited	5.000%	12/01/2026	500,000	555,685
Elyria Ohio SCD GO Unlimited (SDCP)	4.000%	12/01/2030	1,000,000	1,166,040
Franklin Indiana Community Multi-School Building Corp.	5.000%	01/15/2023	200,000	218,988
Granville Ohio Exempted Village SD GO Unlimited	5.000%	12/01/2026	510,000	623,393
Green County Ohio Vocational SD GO Umlimited	4.000%	12/01/2035	1,000,000	1,193,330
Greenville Ohio CSD GO Unlimited (SD Credit Program Insured)	4.000%	01/01/2021	110,000	110,000
Hamilton Ohio CSD GO Unlimited	4.000%	12/01/2025	500,000	585,325
Hardin County Kentucky SD Finance Corp. Revenue	2.500%	06/01/2021	100,000	100,879
Hardin County Kentucky SD Finance Corp. Revenue	5.000%	05/01/2024	500,000	572,015
Houston Texas ISD GO Limited	5.000%	02/15/2030	440,000	537,992
Huber Heights Ohio CSD GO Unlimited	4.000%	12/01/2025	775,000	883,128
Hudson Ohio CSD GO Unlimited	4.000%	12/01/2033	800,000	915,024
Huntington County Indiana Countryside School Building Corp. Revenue	4.000%	01/15/2028	1,000,000	1,206,530
Jackson Milton Ohio LSD Certificates of Participation (BAM Insured)	4.000%	06/01/2031	270,000	299,873
Jefferson County Kentucky SD Finance Corp.	3.500%	04/01/2021	5,000	5,000
Jefferson County Kentucky SD Finance Corp.	5.000%	10/01/2026	530,000	656,908
Johnstown-Monroe Ohio LSD GO Unlimited	4.000%	12/01/2029	800,000	935,040
Kenton County Kentucky SD Finance Corp. Revenue	4.000%	02/01/2028	400,000	460,512
Kettering Ohio CSD GO Unlimited	4.000%	12/01/2030	400,000	457,112
Kettering Ohio CSD GO Unlimited	5.250%	12/01/2031	500,000	654,400
Lake Ohio LSD of Stark County GO Unlimited*	4.000%	12/01/2023	400,000	429,212
Lakota Ohio LSD GO	5.250%	12/01/2025	205,000	254,192
Lakota Ohio LSD GO	4.000%	01/15/2026	400,000	469,368
Lakota Ohio LSD GO Unlimited*	4.000%	12/01/2027	275,000	297,825
Lakota Ohio LSD GO Unlimited	5.000%	12/01/2021	350,000	365,389
Lancaster Ohio CSD GO Limited (SDCP)	4.000%	10/01/2027	1,000,000	1,121,070
Licking Heights Ohio LSD GO Unlimited	5.000%	10/01/2025	715,000	867,238
Licking Heights Ohio LSD GO Unlimited	5.000%	10/01/2027	500,000	639,280
Logan Hocking Ohio LSD Certificates of Participation	4.000%	12/01/2032	420,000	471,232
Marysville Michigan PSD GO Unlimited	5.000%	05/01/2021	250,000	253,755
Marysville Ohio Exempted Village SD GO Unlimited	4.000%	12/01/2023	165,000	176,695
Marysville Ohio Exempted Village SD GO Unlimited	5.000%	12/01/2025	500,000	564,410
Marysville Ohio Exempted Village SD GO Unlimited	5.000%	12/01/2022	715,000	778,807
Mayfield Ohio CSD Certificates of Participation	4.000%	09/01/2032	280,000	319,192
Menifee County Kentucky SD Financial Corp. Revenue	3.000%	08/01/2027	615,000	666,389
Merrillville Indiana Multi School Building Corp.	5.000%	07/15/2026	1,000,000	1,246,390
Middletown Ohio CSD GO Umlimited (SDCP)	4.000%	12/01/2027	585,000	681,104
Milford Ohio Exempt Village SD GO Unlimited (AGM Insured)	5.500%	12/01/2030	1,260,000	1,696,514
Munster Indiana School Building Corp. Revenue (State Intercept)	4.000%	01/15/2029	400,000	475,168
Murray Kentucky ISD Finance Corporation Revenue	5.000%	03/01/2025	810,000	957,039
The accompanying notes are an integral part of these financial statements.

23

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2020

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Newark Ohio CSD GO Unlimited (School District Credit Program)	4.000%	12/01/2026	235,000	$265,308
North Olmsted Ohio CSD GO Unlimited	4.000%	12/01/2029	500,000	606,345
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited*	5.000%	12/01/2028	100,000	113,774
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited*	5.000%	12/01/2029	150,000	170,661
Olentangy Ohio LSD GO Unlimited	4.000%	12/01/2026	1,000,000	1,070,050
Orchard Farm Missouri SD Certificate of Participation	4.000%	04/01/2029	550,000	670,131
Orange County Florida School Board Certificates of Participation	5.000%	08/01/2032	500,000	596,320
Pennsbury Pennsylvania SD GO Limited	5.000%	08/01/2029	550,000	701,206
Princeton Ohio CSD Certificates of Participation	3.500%	12/01/2026	275,000	282,037
Princeton Ohio CSD GO Unliimited (National RE Insured)	5.250%	12/01/2030	1,000,000	1,346,760
Sarah Scott Indiana Middle School Building Corp. Revenue	5.000%	07/10/2022	640,000	684,896
Shelby Ohio CSD	4.000%	11/01/2021	320,000	329,635
Shelby Ohio CSD	4.000%	11/01/2022	675,000	719,712
Southwest Ohio LSD of Hamilton County GO Unlimited (SDCP)	4.000%	12/01/2026	930,000	1,118,576
Southwest Ohio LSD of Hamilton County GO Unlimited (SDCP)	4.000%	12/01/2027	965,000	1,181,411
South-Western City Ohio SD GO Unlimited*	4.000%	12/01/2025	1,000,000	1,054,040
Switzerland Ohio LSD GO Unlimited (SDCEP Insured)*	4.000%	12/01/2026	415,000	452,616
Talawanda Ohio CSD	5.000%	12/01/2027	775,000	1,001,610
Teays Valley Ohio LSD	4.000%	12/01/2032	580,000	660,492
Toledo Ohio CSD GO Unlimited	5.000%	12/01/2029	660,000	796,745
Tri Valley Ohio LSD GO	4.000%	12/01/2026	710,000	827,264
Trotwood-Madison Ohio CSD GO Unlimited (SDCP)	4.000%	12/01/2028	410,000	484,419
Trotwood-Madison Ohio CSD GO Unlimited (SDCP)	4.000%	12/01/2029	500,000	585,965
Trotwood-Madison Ohio CSD GO Unlimited (SDCP)	4.000%	12/01/2030	350,000	408,551
Upper Arlington Ohio CSD GO Unlimited	4.000%	12/01/2030	1,380,000	1,672,049
Vandalia Butler Ohio CSD GO Unlimited	3.000%	12/01/2024	500,000	550,550
Wadsworth Ohio CSD GO Unlimited	3.500%	12/01/2022	215,000	217,715
Wadsworth Ohio CSD GO Unlimited	4.000%	12/01/2027	840,000	944,488
Wadsworth Ohio CSD GO Unlimited	4.000%	12/01/2033	1,075,000	1,186,402
Wentzville R-IV SD of Saint Charles County Missouri Certificates of Participation	4.000%	04/01/2030	395,000	443,557
Western Reserve Ohio LSD GO (SDCEP Insured)	4.000%	12/01/2022	240,000	240,636
Westerville Ohio SCD Certificate of Participation	5.000%	12/01/2032	555,000	696,997
Willoughby-Eastlake Ohio CSD Certificates of Participation (BAM Insured)	4.000%	03/01/2030	810,000	895,666
Wyoming Ohio CSD GO Unlimited	5.000%	12/01/2023	200,000	226,996
26.6% – Total For School District				$69,052,875
Colorado State Certificate of Participation	4.000%	12/15/2034	1,000,000	1,249,510
Colorado State Certificate of Participation	4.000%	12/15/2039	2,000,000	2,449,020
Kentucky Association of Counties Finance Corp. Revenue	4.000%	02/01/2029	575,000	688,597
Kentucky Certificates of Participation	4.000%	04/15/2028	695,000	836,676
Kentucky Certificates of Participation	4.000%	04/15/2031	500,000	590,280
The accompanying notes are an integral part of these financial statements.

24

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2020

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Kentucky Interlocal School Transportation Assoc. Certificate of Participation	3.000%	03/01/2024	560,000	$590,078
Kentucky Property and Buildings Commission Revenue	5.000%	10/01/2023	350,000	392,742
Kentucky Property and Buildings Commission Revenue	5.000%	08/01/2029	600,000	704,328
Kentucky Property and Buildings Commission Revenue	5.000%	08/01/2030	600,000	701,460
Kentucky Property and Buildings Commission Revenue	5.000%	11/01/2026	1,145,000	1,415,025
Kentucky Property and Buildings Commission Revenue	5.000%	10/01/2026	635,000	783,031
Kentucky Property and Buildings Commission Revenue	5.000%	04/01/2026	525,000	638,631
Ohio Certificate of Participation	5.000%	09/01/2027	1,520,000	1,962,198
Ohio Department of Administration Building Funding Series B	5.000%	10/01/2025	660,000	805,735
Ohio Department of Administration Certificate of Participation	5.000%	09/01/2023	1,320,000	1,392,072
Ohio Department of Administration Certificate of Participation	4.000%	09/01/2025	775,000	808,123
Ohio Department of Administration Certificate of Participation	5.000%	03/01/2024	300,000	316,344
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project	4.000%	09/01/2027	145,000	150,936
Ohio Water Development Authority Revenue	5.250%	12/01/2034	2,000,000	2,911,140
Ohio Water Development Authority Revenue	5.000%	12/01/2028	1,000,000	1,341,700
8.0% – Total For State Agency				$20,727,626
FHLMC Multifamily ML Certificates (Freddie Mac Guaranty Agreement)	3.400%	01/25/2036	1,940,458	2,293,564
FHLMC Series M 053 Class A	2.550%	06/15/2035	3,973,920	4,332,725
Missouri State Housing Development Commission Single Family Mortgage Revenue	3.500%	11/01/2050	975,000	1,081,782
Missouri State Housing Development Commission Single Family Mortgage Revenue	3.500%	11/01/2050	2,695,000	3,017,079
Missouri State Housing Development Commission Single Family Mortgage Revenue (GNMA/FNMA/FHLMC Insured)*	3.550%	05/01/2023	165,000	166,828
Missouri State Housing Development Commission Single Family Mortgage Revenue	3.875%	05/01/2050	1,900,000	2,128,323
Ohio Housing Finance Agency Residential Mortgage Revenue	3.700%	03/01/2032	990,000	1,100,652
5.5% – Total For Housing				$14,120,953
Total Municipal Income Securities – Bonds 97.2%				$252,708,332
(Identified Cost $237,872,507)
Cash Equivalents			Shares
Dreyfus AMT-Free Tax Cash Management Fund***			5,364,942	5,364,406
Total Cash Equivalents 2.1%				$5,364,406
(Identified Cost $5,364,942)
Total Portfolio Value 99.3%				$258,072,738
(Identified Cost $243,237,449)
Other Assets in Excess of Liabilities 0.7%				$1,655,632
Total Net Assets 100.0%				$259,728,370

*
Pre-refunded / Escrowed-to-Maturity Bonds; as of December 31, 2020, these bonds represented 1.95% of total assets.

**
Variable Rate Security; as of December 31, 2020, the 7 day annualized yield was 0.01%.

AGM – Assured Guaranty Municipal Mortgage Association
AMBAC – American Municipal Bond Assurance Corp.
BAM – Build America Mutual
CSC – Community School Corporation
CSD – City School District
FGIC – Financial Guaranty Insurance Co.
The accompanying notes are an integral part of these financial statements.

25

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2020

FHLMC – Federal Home Loan Mortgage Corp.
FNMA – Federal National Mortgage Association
FSA – Financial Security Assurance
GNMA – Government National Mortgage Association
GO – General Obligation
LSD – Local School District
MBIA – Municipal Bond Insurance Association
PSD – Public School District
SD – School District
SDCP – Ohio School District Credit Program
SDCEP – Ohio School District Credit Enhancement Program
The accompanying notes are an integral part of these financial statements.

26

JOHNSON MUTUAL FUNDS	December 31, 2020

Statements of Assets and Liabilities
	Equity Income Fund	Opportunity Fund	International Fund
Assets:
Investment Securities at Fair Value*	$463,999,675	$93,248,244	$21,037,158
Dividends and Interest Receivable	753,606	100,153	51,262
Fund Shares Sold Receivable	518,211	25,429	41,542
Total Assets	$465,271,492	$93,373,826	$21,129,962
Liabilities:
Accrued Management Fees	$386,290	$77,128	$17,497
Fund Shares Redeemed Payable	79,828	7,500	7,500
Total Liabilities	$466,118	$84,628	$24,997
Net Assets	$464,805,374	$93,289,198	$21,104,965
Net Assets Consist of:
Paid in Capital	$321,809,169	$73,862,613	$16,031,958
Accumulated Earnings	142,996,205	19,426,585	5,073,007
Net Assets	$464,805,374	$93,289,198	$21,104,965
Shares Outstanding (Unlimited Amount Authorized)	14,825,891	2,048,248	737,932
Offering, Redemption and Net Asset Value Per Share	$31.35	$45.55	$28.60
*Identified Cost of Investment Securities	$322,144,488	$72,213,428	$15,795,922
The accompanying notes are an integral part of these financial statements.

27

JOHNSON MUTUAL FUNDS	December 31, 2020

Statements of Assets and Liabilities – Continued
	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Fair Value*	$953,003,949	$258,072,738
Dividends and Interest Receivable	5,902,103	1,662,973
Receivable for CMO Paydowns	299,344	—
Fund Shares Sold Receivable	820,032	135,006
Total Assets	$960,025,428	$259,870,717
Liabilities:
Accrued Management Fees	$683,138	$142,347
Fund Shares Redeemed Payable	837,658	—
Total Liabilities	$1,520,796	$142,347
Net Assets	$958,504,632	$259,728,370
Net Assets Consist of:
Paid in Capital	$885,498,512	$244,893,081
Accumulated Earnings	73,006,120	14,835,289
Net Assets	$958,504,632	$259,728,370
Shares Outstanding (Unlimited Amount Authorized)	52,574,356	14,206,278
Offering, Redemption and Net Asset Value Per Share	$18.23	$18.28
*Identified Cost of Investment Securities	$879,997,831	$243,237,449

The accompanying notes are an integral part of these financial statements.

28

JOHNSON MUTUAL FUNDS	December 31, 2020

Statements of Operations
	Equity Income Fund	Opportunity Fund	International Fund
	Year Ended 12/31/2020	Year Ended 12/31/2020	Year Ended 12/31/2020
Investment Income:
Dividends	$7,686,265	$1,261,552	$601,789
Less: Foreign withholding taxes on dividends	(2,906)	(361)	(90,268)
Total Investment Income	$7,683,359	$1,261,191	$511,521
Expenses:
Management Fee	$4,008,667	$752,082	$184,887
Net Expenses	$4,008,667	$752,082	$184,887
Net Investment Income	$3,674,692	$509,109	$326,634
Realized and Unrealized Gains/(Losses):
Net Realized Gain from Security Transactions	$1,113,237	$(1,608,231)	$398,890
Net Change in Unrealized (Loss) On Investments	45,735,571	10,118,681	357,457
Net Gain/(Loss) on Investments	$46,848,808	$8,510,450	$756,347
Net Change in Net Assets from Operations	$50,523,500	$9,019,559	$1,082,981
The accompanying notes are an integral part of these financial statements.

29

JOHNSON MUTUAL FUNDS	December 31, 2020

Statements of Operations – Continued
	Fixed Income Fund	Municipal Income Fund
	Year Ended 12/31/2020	Year Ended 12/31/2020
Investment Income:
Interest	$21,883,255	$6,024,145
Dividends	369,744	11,267
Total Investment Income	$22,252,999	$6,035,412
Expenses:
Management Fee	$7,525,864	$1,564,813
Net Expenses	$7,525,864	$1,564,813
Net Investment Income	$14,727,135	$4,470,599
Realized and Unrealized Gains/(Losses):
Net Realized Gain (Loss) from Security Transactions	$13,803,636	$273,660
Net Change in Unrealized Gain (Loss) On Investments	38,300,808	7,167,360
Net Gain/(Loss) on Investments	$52,104,444	$7,441,020
Net Change in Net Assets from Operations	$66,831,579	$11,911,619

The accompanying notes are an integral part of these financial statements.

30

JOHNSON MUTUAL FUNDS	December 31, 2020

Statements of Changes in Net Assets
	Equity Income Fund		Opportunity Fund		International Fund
	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2020	Year Ended 12/31/2019
Operations:
Net Investment Income	$3,674,692	$3,846,358	$509,109	$484,856	$326,634	$401,309
Net Realized Gain (Loss) from Security Transactions	1,113,237	23,858,501	(1,608,231)	2,435,480	398,890	(75,148)
Net Change in Unrealized Gain (Loss) On Investments	45,735,571	69,472,603	10,118,681	14,627,523	357,457	3,211,975
Net Change in Net Assets from Operations	$50,523,500	$97,177,462	$9,019,559	$17,547,859	$1,082,981	$3,538,136
Distributions to Shareholders (see Note 2)	$(9,256,412)	$(21,915,834)	$(530,183)	$(2,934,513)	$(232,687)	$(458,991)
Return of Capital	—	—	—	(284,319)	—	—
Capital Share Transactions:
Proceeds From Sale of Shares	$72,797,317	$71,481,089	$16,758,399	$8,985,737	$2,229,105	$2,540,825
Shares Issued on Reinvestment of Distributions	9,204,575	21,818,537	528,793	3,205,490	232,684	458,979
Cost of Shares Redeemed	(59,282,255)	(41,405,569)	(8,983,049)	(12,202,346)	(3,289,414)	(2,945,657)
Net Change in Net Assets from Capital Share Transactions	$22,719,637	$51,894,057	$8,304,143	$(11,119)	$(827,625)	$54,147
Net Change in Net Assets	$63,986,725	$127,155,685	$16,793,519	$14,317,908	$22,669	$3,133,292
Net Assets at Beginning of Year	$400,818,649	$273,662,964	$76,495,679	$62,177,771	$21,082,296	$17,949,004
Net Assets at End of Year	$464,805,374	$400,818,649	$93,289,198	$76,495,679	$21,104,965	$21,082,296
Capital Share Activity(a)
Shares Sold	2,649,131	2,631,731	471,128	221,839	92,235	99,367
Share Reinvested	295,777	767,178	11,663	75,637	8,110	16,949
Shares Redeemed	(2,183,007)	(1,506,711)	(235,458)	(300,400)	(139,368)	(114,074)
Net Increase (Decrease) in Shares Oustanding	761,901	1,892,198	247,333	(2,924)	(39,023)	2,242
Shares Outstanding, beginning of year	14,063,990	12,171,792	1,800,915	1,803,839	776,955	774,713
Shares Outstanding, end of year	14,825,891	14,063,990	2,048,248	1,800,915	737,932	776,955

(a)
There were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form

The accompanying notes are an integral part of these financial statements.

31

JOHNSON MUTUAL FUNDS	December 31, 2020

Statements of Changes in Net Assets – Continued
	Fixed Income Fund		Municipal Income Fund
	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2020	Year Ended 12/31/2019
Operations:
Net Investment Income	$14,727,135	$15,503,293	$4,470,599	$3,927,119
Net Realized Gain (Loss) from Security Transactions	13,803,636	1,478,337	273,660	345,185
Net Change in Unrealized Gain (Loss) On Investments	38,300,808	39,384,366	7,167,360	6,747,273
Net Change in Net Assets from Operations	$66,831,579	$56,365,996	$11,911,619	$11,019,577
Distributions to Shareholders (see Note 2)	$(28,424,055)	$(16,052,208)	$(4,778,564)	$(4,270,072)
Capital Share Transactions:
Proceeds From Sale of Shares	$188,879,073	$177,681,825	$51,639,731	$55,692,462
Shares Issued on Reinvestment of Distributions	27,985,213	15,757,035	4,705,662	4,188,565
Cost of Shares Redeemed	(94,260,210)	(59,696,648)	(28,876,723)	(20,476,749)
Net Change in Net Assets from Capital Share Transactions	$122,604,076	$133,742,212	$27,468,670	$39,404,278
Net Change in Net Assets	$161,011,600	$174,056,000	$34,601,725	$46,153,783
Net Assets at Beginning of Year	$797,493,032	$623,437,032	$225,126,645	$178,972,862
Net Assets at End of Year	$958,504,632	$797,493,032	$259,728,370	$225,126,645
Capital Share Activity(a)
Shares Sold	10,324,143	10,419,331	2,850,045	3,167,866
Share Reinvested	1,532,866	912,944	259,569	237,220
Shares Redeemed	(5,172,438)	(3,479,130)	(1,599,981)	(1,162,024)
Net Increase (Decrease) in Shares Oustanding	6,684,571	7,853,145	1,509,633	2,243,062
Shares Outstanding, beginning of year	45,889,785	38,036,640	12,696,645	10,453,583
Shares Outstanding, end of year	52,574,356	45,889,785	14,206,278	12,696,645

(a)
There were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form

The accompanying notes are an integral part of these financial statements.

32

FINANCIAL HIGHLIGHTS	EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$28.50	$22.48	$25.12	$21.67	$19.92
Operations:
Net Investment Income	0.25	0.29	0.28	0.26	0.29
Net Realized and Unrealized Gains/(Losses) on Securities	3.24	7.37	(0.97)	5.15	2.13
Total Operations	$3.49	$7.66	$(0.69)	$5.41	$2.42
Distributions:
Net Investment Income	(0.25)	(0.29)	(0.28)	(0.26)	(0.29)
Net Realized Capital Gains	(0.39)	(1.35)	(1.67)	(1.70)	(0.38)
Total Distributions	$(0.64)	$(1.64)	$(1.95)	$(1.96)	$(0.67)
Net Asset Value, end of year	$31.35	$28.50	$22.48	$25.12	$21.67
Total Return(a)	12.24%	34.07%	(2.68)%	25.03%	12.16%
Net Assets, end of year (millions)	$464.81	$400.82	$273.66	$198.28	$150.02
Ratios/supplemental data
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	0.91%	1.11%	1.23%	1.13%	1.39%
Portfolio Turnover Rate	27.55%	31.91%	30.17%	34.76%	42.36%

(a)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

33

FINANCIAL HIGHLIGHTS	OPPORTUNITY FUND

Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$42.48	$34.47	$42.89	$40.54	$35.08
Operations:
Net Investment Income	0.25	0.28	0.31	0.14	0.20
Net Realized and Unrealized Gains/(Losses) on Securities	3.08	9.58	(6.40)	6.74	6.09
Total Operations	$3.33	$9.86	$(6.09)	$6.88	$6.29
Distributions:
Net Investment Income	(0.26)	(0.30)	(0.30)	(0.14)	(0.20)
Return of Capital	—	(0.16)	—	—	(0.05)
Net Realized Capital Gains	—	(1.39)	(2.03)	(4.39)	(0.58)
Total Distributions	$(0.26)	$(1.85)	$(2.33)	$(4.53)	$(0.83)
Net Asset Value, end of year	$45.55	$42.48	$34.47	$42.89	$40.54
Total Return(a)	7.84%	28.63%	(14.16)%	16.91%	17.90%
Net Assets, end of year (millions)	$93.29	$76.50	$62.18	$58.61	$41.52
Ratios/supplemental data
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	0.67%	0.67%	0.69%	0.35%	0.50%
Portfolio Turnover Rate	32.89%	36.19%	61.22%	41.50%	34.62%

(a)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

34

FINANCIAL HIGHLIGHTS	INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$27.13	$23.17	$26.37	$22.20	$22.01
Operations:
Net Investment Income	0.43	0.53	0.55	0.37	0.43
Net Realized and Unrealized Gains/(Losses) on Securities*	1.36	4.03	(3.17)	4.18	0.23
Total Operations	$1.79	$4.56	$(2.62)	$4.55	$0.66
Distributions:
Net Investment Income	(0.32)	(0.60)	(0.58)	(0.38)	(0.45)
Net Realized Capital Gains	—	—	—	—	(0.02)
Total Distributions	$(0.32)	$(0.60)	$(0.58)	$(0.38)	$(0.47)
Net Asset Value, end of year	$28.60	$27.13	$23.17	$26.37	$22.20
Total Return(a)	6.59%	19.69%	(9.93)%	20.50%	(3.00)%
Net Assets, end of year (millions)	$21.10	$21.08	$17.95	$17.68	$14.18
Ratios/supplemental data
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	1.77%	2.02%	2.21%	1.53%	1.95%
Portfolio Turnover Rate	7.85%	4.33%	6.87%	2.48%	7.71%

(a)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

*
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

35

FINANCIAL HIGHLIGHTS	FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$17.38	$16.39	$16.84	$16.67	$16.61
Operations:
Net Investment Income	0.30	0.36	0.34	0.31	0.30
Net Realized and Unrealized Gains/(Losses) on Securities	1.11	1.00	(0.44)	0.22	0.21
Total Operations	$1.41	$1.36	$(0.10)	$0.53	$0.51
Distributions:
Net Investment Income	(0.32)	(0.37)	(0.35)	(0.33)	(0.32)
Return of Capital	—	—	—	—	0.00(a)
Net Realized Capital Gains	(0.24)	—	—	(0.03)	(0.13)
Total Distributions	$(0.56)	$(0.37)	$(0.35)	$(0.36)	$(0.45)
Net Asset Value, end of year	$18.23	$17.38	$16.39	$16.84	$16.67
Total Return(b)	8.17%	8.35%	(0.56)%	3.22%	3.08%
Net Assets, end of year (millions)	$958.50	$797.49	$623.44	$417.66	$303.11
Ratios/supplemental data
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to average net assets	1.66%	2.15%	2.17%	1.88%	1.83%
Portfolio Turnover Rate	25.08%	21.33%	23.40%	34.97%	40.80%

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

36

FINANCIAL HIGHLIGHTS	MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$17.73	$17.12	$17.29	$17.06	$17.36
Operations:
Net Investment Income	0.33	0.32	0.32	0.31	0.31
Net Realized and Unrealized Gains/(Losses) on Securities	0.57	0.64	(0.16)	0.24	(0.30)
Total Operations	$0.90	$0.96	$0.16	$0.55	$0.01
Distributions:
Net Investment Income	(0.33)	(0.32)	(0.32)	(0.31)	(0.31)
Return of Capital	—	—	—	—	0.00(a)
Net Realized Capital Gains	(0.02)	(0.03)	(0.01)	(0.01)	—
Total Distributions	$(0.35)	$(0.35)	$(0.33)	$(0.32)	$(0.31)
Net Asset Value, end of year	$18.28	$17.73	$17.12	$17.29	$17.06
Total Return(b)	5.12%	5.66%	0.90%	3.25%	0.05%
Net Assets, end of year (millions)	$259.73	$225.13	$178.97	$123.92	$87.75
Ratios/supplemental data
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to average net assets	1.86%	1.90%	1.94%	1.85%	1.85%
Portfolio Turnover Rate	5.98%	10.54%	10.45%	12.49%	10.05%

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

37

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2020

1)       Organization:
The Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each a series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Fixed Income Fund began offering its shares publicly on January 4, 1993. The Opportunity Fund and Municipal Income Fund began offering their shares publicly on May 16, 1994. The Equity Income Fund began offering its shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).
The investment objectives of the Funds are as follows:
Equity Income Fund	Above average dividend income and long-term capital growth
Opportunity Fund	Long-term capital growth
International Fund	Long-term capital growth
Fixed Income Fund	A high level of income over the long-term consistent with preservation of capital
Municipal Income Fund	A high level of federally tax-free income over the long-term consistent with preservation of capital
The Funds are each diversified. The Municipal Income Fund invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.
2)       Significant Accounting Policies:
Basis of Accounting:
The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies.”
Investment Income and Realized Capital Gains and Losses on Investment Securities:
Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method, mainly using high cost lots. Discounts and premiums on securities purchased are amortized over the lives or to the earliest call date of the respective securities in accordance with GAAP. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.
Federal Income Tax:
The Funds have qualified and intend to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent is net investment income and net realized capital gains are distributed in accordance with the Code.

38

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2020

2)       Significant Accounting Policies, continued

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is also the Funds’ intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended December 31, 2020 for the Opportunity, Fixed Income, and Municipal Income Funds, and October 31, 2020 for the Equity Income and International Funds) plus undistributed amounts from prior years.
The following information is computed on a tax basis for each item as of December 31, 2020:
	Equity Income	Opportunity	International	Fixed Income	Municipal Income
Cost of Portfolio Investments	322,159,050	72,213,428	15,935,867	879,997,831	243,237,449
Gross unrealized appreciation	146,729,535	23,391,272	6,856,097	73,721,710	14,921,633
Gross unrealized depreciation	(4,888,910)	(2,356,456)	(1,754,807)	(715,592)	(86,344)
Net unrealized appreciation	141,840,625	21,034,816	5,101,290	73,006,118	14,835,289
Undistributed ordinary income	280,991	—	41,927	—	—
Other accumulated gains/(losses)	874,589	(1,608,231)	(70,210)	—	—
Accumulated Earnings	142,996,205	19,426,585	5,073,007	73,006,118	14,835,289
The difference between the federal income tax cost and the financial statement cost of the Funds’ portfolio investments is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales and mark-to-market adjustements on passive foreign investment companies (PFICs).
As of December 31, 2020, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers, which may be carried forward on indefinite period of time, are as follows:
	Long-Term	Short-Term	Total Capital Loss Carryover
Johnson Opportunity Fund	$1,608,231	$—	$1,608,231
Johnson International Fund .	—	70,210	70,210
In 2020, the Johnson International Funds utilized $380,786 of loss carryforward, and the Johnson Fixed Income Fund utilized $1,644 of capital loss carryforward.
The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify its major tax jurisdictions as U.S. Federal and certain State tax authorities. The Funds are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the Statement of Operations. During the year ended December 31, 2020, the Funds did not incur any interest or penalties.
Distributions:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fixed Income Fund and Municipal Income Fund intend to distribute net investment income on a calendar quarter basis. The Equity Income, Opportunity and International Funds intend to distribute net investment income, if any, at least once a year. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to

39

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2020

2)       Significant Accounting Policies, continued

shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.
For the year ended December 31, 2020, the Funds made the following reclassifications to increase (decrease) the components of the net assets:
	Paid in Capital	Accumulated Earnings
Opportunity Fund	$(21,074)	$21,074
Fixed Income Fund	(29,058)	29,058
Municipal Income Fund	(32,073)	32,073
Reason for the reclassification of components of net assets is attributable to return of capital distributions.
The tax character of the distributions paid, as of December 31, 2020, is as follows:
	Tax year	Ordinary Income	Tax-Exempt Income	Net Realized Long-Term Capital Gain	Total Taxable Distributions Paid	Return of Capital	Total Distributions Paid
Johnson Equity Income Fund	2019	$7,582,128	$—	$14,333,706	$21,915,834	$—	$21,915,834
	2020	4,948,585	—	4,307,827	9,256,412	—	9,256,412
Johnson Opportunity Fund	2019	484,856	—	2,449,657	2,934,513	284,319	3,218,832
	2020	509,109	—	—	509,109	21,074	530,183
Johnson International Fund	2019	458,991	—	—	458,991	—	458,991
	2020	232,687	—	—	232,687	—	232,687
Johnson Fixed Income Fund	2019	16,052,208	—	—	16,052,208	—	16,052,208
	2020	18,396,451	—	9,998,546	28,394,997	29,508	28,424,055
Johnson Municipal Income Fund	2019	126,645	3,877,473	265,954	4,270,072	—	4,270,072
	2020	—	4,473,651	272,840	4,746,491	32,073	4,778,564

*
Short-Term Capital Gains were combined with Ordinary Income, as they are taxed at the Ordinary Income tax rate.

3)       Security Valuation and Transactions:
The Funds utilize various methods to measure the fair value of their investments on a recurring basis. The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time).
Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

40

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2020

3)       Security Valuation and Transactions, continued

GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
♦
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

♦
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

♦
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Fair Value Measurements:
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:
Equity Securities (Common Stock, Real Estate Investment Trusts).   Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. When adjustments to observable prices are applied or when the market is considered inactive, securities will be categorized in Level 2 of the fair value hierarchy.
Corporate Bonds.   The fair value of Corporate Bonds is estimated using quotations from pricing vendors, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they would be categorized in Level 3.
Certificates of Deposit.   Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.
Municipal Bonds.   Municipal Bonds are normally valued using quotations from pricing vendors that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

41

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2020

3)       Security Valuation and Transactions, continued

U.S. Government Securities.   U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.
U.S. Agency Securities.   U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield, and develops an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
Preferred Stocks.   Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Money Market.   Investments in mutual funds, including money market mutual funds (notated throughout these financial statements as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value each Fund’s investment securities as of December 31, 2020:
Equity Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$459,348,948	$—	$—	$459,348,948
Cash Equivalents	4,650,727	—	—	4,650,727
Total	$463,999,675	$—	$—	$463,999,675
Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$91,652,083	$—	$—	$91,652,083
Cash Equivalents	1,596,161	—	—	1,596,161
Total	$93,248,244	$—	$—	$93,248,244
International Fund	Level 1	Level 2	Level 3	Total
Preferred Stocks	$70,340	$—	$—	$70,340
Common Stocks*	20,500,660	—	$—	20,500,660
Cash Equivalents	466,158	—	—	466,158
Total	$21,037,158	$—	$—	$21,037,158

42

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2020

3)       Security Valuation and Transactions, continued

Fixed Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$—	$512,067,052	$—	$512,067,052
Certificates of Deposit	—	272,527	—	272,527
U.S. Government Treasury Obligations	—	198,113,301	—	198,113,301
U.S. Government Agency Obligations	—	30,671,178	—	30,671,178
U.S. Government Agency Obligations – Mortgage-Backed	—	169,550,452	—	169,550,452
Taxable Municipal Bonds	—	28,263,220	—	28,263,220
Preferred Stocks	7,305,940	—	—	7,305,940
Cash Equivalents	6,760,279	—	—	6,760,279
Total	$14,066,219	$938,937,730	$—	$953,003,949
Municipal Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds*	$—	$252,708,332	$—	$252,708,332
Cash Equivalents	5,364,406	—	—	5,364,406
Total	$5,364,406	$252,708,332	$—	$258,072,738

*
See Portfolio of Investments for industry classification.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 Securities is included for this reporting period.
In accordance with GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The Funds did not engage in any derivative transactions as of or during the year ended December 31, 2020.
4)       Portfolio Risks:
Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Fund or the financial instruments in which the Funds invest cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to affect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Currently, the Fixed Income Fund has securities (less than 1% of holdings) using LIBOR as a basis for their variable rates.
The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

43

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2020

5)       Investment Advisory Agreements:
The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest), and extraordinary expenses.
The Adviser received management fees for the year ended December 31, 2020, as indicated below.
Fund	Fee	Management Fee	Payable as of December 31, 2020
Equity Income Fund	1.00%	$4,008,667	$386,290
Opportunity Fund	1.00%	752,082	77,128
International Fund	1.00%	184,887	17,497
Fixed Income Fund	0.85%	7,525,864	683,138
Municipal Income Fund	0.65%	1,564,813	142,347
6)       Related Party Transactions:
All officers and one trustee of the Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $72,000 for the year ended December 31, 2020, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of nine Funds: Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2020, client accounts managed by the Adviser and held by Charles Schwab & Co, with full advisory discretion, held in aggregate the following:
Equity Income Fund	73.76%
Opportunity Fund	81.36%
International Fund	32.95%
Fixed Income Fund	93.41%
Municipal Income Fund	98.00%
Johnson Financial, Inc. is a wholly-owned subsidiary of the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds. These services are paid for by the Adviser.
7)       Purchases and Sales of Securities:
From January 1, 2020 through December 31, 2020, purchases and sales of investment securities aggregated:
	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Johnson Equity Income Fund	$149,210,807	$107,323,773	$—	$—
Johnson Opportunity Fund	31,976,764	24,077,746	—	—
Johnson International Fund	1,417,191	2,487,108	—	—
Johnson Fixed Income Fund	275,522,402	166,656,816	62,539,856	51,578,713
Johnson Municipal Income Fund	52,456,026	13,780,545	—	—

44

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2020

8)       Estimates:
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
9)       Indemnification
In the normal course of business, the Trust, on behalf of the Funds, enters into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.
10)       Subsequent Events:
Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

45

DISCLOSURE OF EXPENSES (unaudited)	December 31, 2020

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of  $1,000 invested in the Funds on June 30, 2020 and held through December 31, 2020.
The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.
	Beginning Account Value June 30, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period* July 1, 2020 – December 31, 2020
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$1,214.49	$5.58
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Opportunity Fund
Actual Fund Return	$1,000.00	$1,250.31	$5.54
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson International Fund
Actual Fund Return	$1,000.00	$1,216.66	$5.52
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$1,007.97	$4.31
Hypothetical Return	$1,000.00	$1,020.92	$4.37
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$1,020.34	$3.32
Hypothetical Return	$1,000.00	$1,021.93	$3.35

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Equity Income, Opportunity, and International Funds, the expense ratio is 1.00%; for the Fixed Income Fund, the expense ratio is 0.85%; and for the Municipal Income Fund, the expense ratio is 0.65%.

46

ADDITIONAL INFORMATION	December 31, 2020

Proxy Disclosure
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Availability of Schedules of Portfolio Investments:
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year at www.johnsonmutualfunds.com or on Form N-PORT. The Funds’ holdings are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) by visiting www.johnsonmutualfunds.com; or (3) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Code of Ethics
The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:
Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Johnson Mutual Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (the “Funds”), each a series of Johnson Mutual Funds Trust, as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of December 31, 2020, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Funds’ auditor since 2004.
COHEN & COMPANY, LTD.
Cleveland, Ohio
March 1, 2021

48

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.
Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Interested Trustee
Timothy E. Johnson (78) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	9	None
Independent Trustees
Ronald H. McSwain (78) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	9	None
John R. Green (78) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company; Purchases Director, Global Baby Care	9	None
James J. Berrens (55) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Christian Community Health Services: Chief Executive Officer since May 2015, Chief Financial Officer September 2010 to May 2015	9	None
Dr. Jeri B. Ricketts (63) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Retired Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati (2002-2018); Associate Professor Emeritus of Accounting, University of Cincinnati since 1986	9	None

49

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Officers
Jason O. Jackman (49) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser	N/A	N/A
Dale H. Coates (62) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Vice President and Portfolio Manager for the Trust’s Adviser	N/A	N/A
Marc E. Figgins (56) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Director of Fund Services for the Trust’s Adviser	NA	NA
Scott J. Bischoff (54) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Chief Compliance Officer of the Trust’s Adviser	NA	NA
Jennifer J. Kelhoffer (49) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Fund Administration & Compliance Associate for the Trust’s Adviser	NA	NA

50

Trustees and Officers
Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary
Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170
Custodian
US Bank
425 Walnut Street
Cincinnati, OH 45202
Independent Registered Public Accounting Firm
Cohen & Company
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115
Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.
Investment Company Act #811-7254

ANNUAL REPORT
JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
I SHARES:  JIBDX  F SHARES  JIMDX
JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
I SHARES:  JIBEX  F SHARES  JIMEX
JOHNSON INSTITUTIONAL CORE BOND FUND
I SHARES:  JIBFX  F SHARES  JIMFX
JOHNSON ENHANCED RETURN FUND
JENHX
DECEMBER 31, 2020
Johnson Mutual Funds Trust
3777 West Fork Road | Cincinnati, Ohio 45247
513.661.3100 | 800.541.0170 | Fax 513.661.4901
WWW.JOHNSONMUTUALFUNDS.COM

JOHNSON MUTUAL FUNDS	December 31, 2020

Letter from the Fund President	December 2020

We are pleased to present you with the Johnson Mutual Funds’ December 31, 2020 Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds in 2020 as well as the relative performance compared to an appropriate index.
The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.
An Unforgettable Year
The past year was historic and tumultuous in many ways, and it was certainly so for the economy and financial markets. In early 2020, the markets were focused on the trade war between the U.S. and China, as well as the coming election. Those two issues seem unremarkable compared to the worldwide calamity that was beginning to unfold. News of the spreading virus affected everyone’s day-to-day life in some way, and the situation rapidly deteriorated until the world was essentially locked down. Fear and uncertainty ruled the day, which almost always spells trouble for the stock market. And yet by the end of the year we somehow found ourselves contemplating record-high levels of U.S. stock indices. Facing plenty of uncertainty, investors still seem to be looking ahead to 2021 with a sense of optimism about the vaccine rollout, sustained government support, and the hope that the economy could emerge from this crisis on decent footing.
Extreme Market Volatility
2020 brought extreme volatility that reflected the panic and fear that took hold in March. It came first in the form of the fastest bear market in history as the S&P 500 plunged 34% in just 23 days. Historically, the average 35% decline takes about 11 months. Next came the fastest bear-market recovery in history, accomplishing in four months what historically takes four years. By August the losses had been recovered, and the market steadily moved higher in the final stretch of the year. The S&P finished the year 70% above the March 23rd low and up 18% for the year.
In contrast, investment-grade bonds did their job, providing stability and strong returns as interest rates fell. But most other assets experienced roller-coaster rides similar to that of stocks. Oil provides an extreme example. In April, the price of crude oil futures briefly touched -$37, a negative price for the first time ever, as sellers actually paid buyers to take the oil off their hands. Currencies, other commodities, precious metals, and high-yield bonds were whipsawed as well.
Record-Breaking Economic Turmoil
The drastic market moves reflected the economic damage inflicted by the virus and subsequent lockdowns. The threat of infection led to sudden and massive shifts in consumer spending and behavior. This created big winners and big losers. The hardest-hit industries, such as restaurants and the travel and tourism industry, saw stock prices fall as much as 90%. Small businesses were especially hurt. Travel came to a virtual standstill, and restaurants and bars were shut down, many of them likely forever.
The U.S. economy experienced the worst quarterly GDP contraction on record in the second quarter, a whopping -31% (annualized) fall. For perspective, that is almost four times as bad as the worst quarter in the Great Recession of 2008 and 2009. But as the spread of the virus slowed, lockdowns eased, and consumers adjusted to the new reality, spending rebounded. The third quarter GDP growth figure was an astounding 33% annualized, the largest on record by far.
Massive Government Intervention
As the dire consequences of the pandemic set in, the federal government opened the spigots to prop up the American people and markets. Never had such large amounts of money been distributed in such a short time to so many.
The Federal Reserve acted swiftly to provide liquidity and funding to consumers and businesses. It immediately dropped the benchmark interest rate to zero and made it clear it would remain that way for the foreseeable future. As Fed Chairman Jerome Powell put it, “We’re not even thinking about thinking about raising rates.” These actions provided key support to the market throughout the year. All told, the Fed balance sheet grew by roughly $3 trillion in four months. That’s about the same amount it grew in four years during the financial crisis.

Letter from the Fund President	December 2020

For its part, Congress passed several stimulus bills to provide immediate and direct financial aid. The CARES Act passed quickly in March and provided $2.2 trillion in the form of direct payments, extra unemployment benefits, loans and grants to businesses large and small, as well as aid to state and local governments. With consumers spending less, personal income and savings increased, allowing many to weather the pandemic better than they could have otherwise. Additional bills passed throughout the year, including a last-minute package just before year-end. These staggering amounts of spending have caused public debt levels to rise to the highest levels relative to GDP since World War II, and further stimulus is likely to come in 2021.
Virus, Vaccine News Drove Market Reversals
Following the stock market was interesting this year on several levels. There was of course the day-to-day volatility of the overall market, but there were also significant themes that played out between and among styles and sectors.
Growth stocks, which typically offer higher earnings growth and trade at higher valuations, continued their decade-long dominance. They were far and away the leaders of 2020, especially amid the worst months of the economic shutdown. In fact, this was the best year ever for growth stocks relative to value stocks. As uncertainty about the future abounded, investors flocked to those stocks that seemed to provide reliable earnings growth despite the pandemic. In contrast, companies most damaged by the lockdowns saw their stock prices fall as much as 90%.
This led to another dominant year for technology stocks in particular, which gained 44%. A handful of companies at the top were the main contributors to the overall gains (Amazon, Alphabet (Google), Apple, Microsoft, and Facebook). At one point, these five stocks were up 35% while the remaining 495 in the S&P 500 were down 5%.
But the early losers staged a remarkable comeback later in the year. Small cap stocks had their best month ever in October, and amazingly ended up outperforming large caps for the year. In addition, some of the value-oriented stocks and sectors enjoyed a reversal of fortune on the back of vaccine news. Value stocks had their largest single-day outperformance relative to growth stocks on the day the Pfizer vaccine was announced. By year end a much larger portion of the S&P 500 Index was in positive territory. Still, the longer-term performance and valuation gap between growth and value stocks remains wide.
Implications of the Power Shift in Washington
The Georgia Senate elections have shifted power in the Senate to the Democratic party. Some changes in the tax and regulatory landscape are likely now that Democrats control the White House and both houses of Congress. But given the razor-thin margins in both the House and the Senate, implementing new policy could be more difficult than if there were larger majorities.
The most likely result is a diluted version of the Biden economic proposals. Income tax rates are likely to go up for higher-income filers, as well as capital gains tax rates. In addition, the corporate tax rate could rise, and companies with low effective tax rates could see greater scrutiny.
Further stimulus is likely but could be more difficult to pass given pressure on Democrats representing more moderate districts. They will have to strike a balance between joining colleagues in support of more stimulus without appearing to be in favor of reckless spending. It’s possible the next stimulus package may look similar to what would have passed if Republicans had retained the Senate.
Health care companies, particularly drug companies, are likely to be pressured as Democrats look to offset spending with cuts to drug prices. Tech companies, especially the largest, may also be taxed more heavily and face antitrust scrutiny. The finance and banking sector could face more regulations. Alternative energy businesses may receive a boost, as well as infrastructure-related businesses, as both have been identified as priorities.
Disconnects between Economy, Virus News, and Stock Market
The stock market is hardly ever a real-time reflection of economic activity or headline news. The market plunge in March anticipated the economic pain to come from the virus and lockdowns. Then the market recovery began even while unemployment peaked and the lockdowns were still in effect in most areas.

Letter from the Fund President	December 2020

As we head into a new year, the market is likely to continue to respond to the outlook for vaccine distribution, the pace of economic reopening, and additional stimulus programs. However, corporate earnings growth as well as inflation indicators could also be key drivers. With multiple issues in focus, the disconnect between market behavior and virus news could continue.
The market’s strength in the face of the pandemic was mainly due to expanding valuations, as opposed to underlying earnings growth. As a result, valuations are elevated in certain areas of the market, which can make those stocks sensitive to bad news.
Pandemic or not, it’s always true that the markets could be knocked off course in the year ahead. Over the past century, the market has experienced at least a 5% drop nearly every year, and a 10% drop roughly three out of every five years. While many things have changed as a result of the pandemic, this one has not. Therefore, as investors we must always be appropriately diversified and ready for anything.
We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.
Sincerely,
Jason Jackman, President

Johnson Institutional Short Duration Bond Fund	Performance Review – December 31, 2020

The Johnson Institutional Short Duration Bond Fund provided a total return of 3.91% during 2020, compared to a 3.35% return for the Bank of America/Merrill Lynch 1-3 Year US Corporate & Government Index.
Bond yields fell sharply throughout the first half of the year, as the domestic economy slipped into its first recession in over a decade. Widespread economic shutdowns, aimed at slowing the spread of COVID-19, caused economic activity to slow dramatically. As a result, the Federal Reserve (the “Fed”) acted quickly to aggressively ease monetary policy. Throughout the second half of the year, a combination of economic reopening and massive fiscal stimulus helped the economic recovery take hold. As a result, interest rates rose gradually as the outlook improved, but still finished well below the levels where they started the year. The Fund’s modestly longer duration relative to its benchmark was beneficial to its full year performance.
After beginning the year at somewhat low levels, credit spreads widened sharply as the economy slipped into recession. In fact, the Bloomberg Barclays Investment Grade Corporate Index underperformed duration-matched Treasuries by 10.40% in March, making it the worst month for investment grade corporate bond relative performance in history. Cyclical areas of the market were hit the hardest, with sectors like hotels, airlines, and energy underperforming the overall market considerably. The Fund’s defensive sector positioning and quality investment philosophy were beneficial to performance and were a primary driver of relative performance during the first half of the year. The Fed’s aggressive easing program ultimately helped to stabilize corporate bond spreads. By June, the market reversed most of March’s spread widening, and spreads continued to tighten throughout the remainder of the year. During the first half of the year, the Fund added several high-quality corporate bonds at historically attractive valuations, which was beneficial to performance as spreads tightened throughout the remainder of the year.
Looking forward to next year, optimistic news around COVID-19 vaccinations will likely continue to drive economic healing. Despite the somewhat brighter economic outlook for this coming year, the Federal Reserve has continued to reiterate that interest rates are likely to remain low for a prolonged period of time. As a result, the Fund’s duration continues to be positioned modestly long relative to its benchmark. Additionally, the Fund’s emphasis on corporate bonds should be beneficial if the economy continues to recover. We continue to emphasize the financial sector due to its attractive value and high-quality characteristics. Finally, the combination of historically low interest rates and tight credit spreads are likely to lead to subdued fixed income returns going forward.
Performance Information
Class I Shares
Average Annual Total Returns	as of December 31, 2020
	Johnson Institutional Short Duration Bond Fund – Class I Shares	B of A / ML 1-3 Year US Corp/Govt Index
One Year	3.91%	3.35%
Five Years	2.58%	2.23%
Ten Years	2.00%	1.63%

Johnson Institutional Short Duration Bond Fund	Performance Review – December 31, 2020

Performance Information
Class F Shares
Average Annual Total Returns	as of December 31, 2020
	Johnson Institutional Short Duration Bond Fund – Class F Shares	B of A / ML 1-3 Year US Corp/Govt Index
One Year	3.82%	3.35%
Since Inception*	3.19%	3.07%

*
Inception date was May 1, 2018.

Portfolio Information

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Short Duration Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bank of America/Merrill Lynch 1-3 Year Government/Corporate Index is the established benchmark. A shareholder cannot invest directly in the Merrill Lynch 1-3 Year Government/ Corporate Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Institutional Intermediate Bond Fund	Performance Review – December 31, 2020

The Johnson Institutional Intermediate Bond Fund provided a total return of 7.20% during 2020, compared to a 6.43% return for the Bloomberg Barclays Capital Intermediate Government Credit Index.
Bond yields fell sharply throughout the first half of the year, as the domestic economy slipped into its first recession in over a decade. Widespread economic shutdowns, aimed at slowing the spread of COVID-19, caused economic activity to slow dramatically. As a result, the Federal Reserve (the “Fed”) acted quickly to aggressively ease monetary policy. Throughout the second half of the year, a combination of economic reopening and massive fiscal stimulus helped the economic recovery take hold. As a result, interest rates rose gradually as the outlook improved, but still finished well below the levels where they started the year. The Fund’s modestly longer duration relative to its benchmark was beneficial to its full year performance.
After beginning the year at somewhat low levels, credit spreads widened sharply as the economy slipped into recession. In fact, the Bloomberg Barclays Investment Grade Corporate Index underperformed duration-matched Treasuries by 10.40% in March, making it the worst month for investment grade corporate bond relative performance in history. Cyclical areas of the market were hit the hardest, with sectors like hotels, airlines, and energy underperforming the overall market considerably. The Fund’s defensive sector positioning and quality investment philosophy were beneficial to performance and were a primary driver of relative performance during the first half of the year. The Fed’s aggressive easing program ultimately helped to stabilize corporate bond spreads. By June, the market reversed most of March’s spread widening, and spreads continued to tighten throughout the remainder of the year. During the first half of the year, the Fund added several high-quality corporate bonds at historically attractive valuations, which was beneficial to performance as spreads tightened throughout the remainder of the year.
Looking forward to next year, optimistic news around COVID-19 vaccinations will likely continue to drive economic healing. Despite the somewhat brighter economic outlook for this coming year, the Federal Reserve has continued to reiterate that interest rates are likely to remain low for a prolonged period of time. As a result, the Fund’s duration continues to be positioned modestly long relative to its benchmark. Additionally, the Fund’s emphasis on corporate bonds should be beneficial if the economy continues to recover. We continue to emphasize the financial sector due to its attractive value and high-quality characteristics. Finally, the combination of historically low interest rates and tight credit spreads are likely to lead to subdued fixed income returns going forward.
Performance Information
Class I Shares
Average Annual Total Returns	as of December 31, 2020
	Johnson Institutional Intermediate Bond Fund – Class I Shares	Bloomberg Barclays Capital Intermediate Govt/Credit Index
One Year	7.20%	6.43%
Five Years	4.27%	3.64%
Ten Years	3.61%	3.11%

Johnson Institutional Intermediate Bond Fund	Performance Review – December 31, 2020

Performance Information
Class F Shares
Average Annual Total Returns	as of December 31, 2020
	Johnson Institutional Intermediate Bond Fund – Class F Shares(a)	Bloomberg Barclays Capital Intermediate Govt/Credit Index
One Year	7.07%	6.43%
Since Inception*	4.57%	4.46%

*
Inception date was May 1, 2018.

Portfolio Information

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Intermediate Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees.      The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg Barclays Capital Intermediate Government Credit Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Institutional Core Bond Fund	Performance Review – December 31, 2020

The Johnson Institutional Core Bond Fund provided a total return of 9.71% during 2020, compared to a 7.51% return for the Bloomberg Barclays Capital Aggregate Index.
Bond yields fell sharply throughout the first half of the year, as the domestic economy slipped into its first recession in over a decade. Widespread economic shutdowns, aimed at slowing the spread of COVID-19, caused economic activity to slow dramatically. As a result, the Federal Reserve (the “Fed”) acted quickly to aggressively ease monetary policy. Throughout the second half of the year, a combination of economic reopening and massive fiscal stimulus helped the economic recovery take hold. As a result, interest rates rose gradually as the outlook improved, but still finished well below the levels where they started the year. The Fund’s modestly longer duration relative to its benchmark was beneficial to its full year performance.
After beginning the year at somewhat low levels, credit spreads widened sharply as the economy slipped into recession. In fact, the Bloomberg Barclays Investment Grade Corporate Index underperformed duration-matched Treasuries by 10.40% in March, making it the worst month for investment grade corporate bond relative performance in history. Cyclical areas of the market were hit the hardest, with sectors like hotels, airlines, and energy underperforming the overall market considerably. The Fund’s defensive sector positioning and quality investment philosophy were beneficial to performance and were a primary driver of relative performance during the first half of the year. The Fed’s aggressive easing program ultimately helped to stabilize Corporate Bond spreads. By June, the market reversed most of March’s spread widening, and spreads continued to tighten throughout the remainder of the year. During the first half of the year, the Fund added several high-quality corporate bonds at historically attractive valuations, which was beneficial to performance as spreads tightened throughout the remainder of the year.
Looking forward to next year, optimistic news around COVID-19 vaccinations will likely continue to drive economic healing. Despite the somewhat brighter economic outlook for this coming year, the Federal Reserve has continued to reiterate that interest rates are likely to remain low for a prolonged period of time. As a result, the Fund’s duration continues to be positioned modestly long relative to its benchmark. Additionally, the Fund’s emphasis on corporate bonds should be beneficial if the economy continues to recover. We continue to emphasize the financial sector due to its attractive value and high-quality characteristics. Finally, the combination of historically low interest rates and tight credit spreads are likely to lead to subdued fixed income returns going forward.
Performance Information
Class I Shares
Average Annual Total Returns	as of December 31, 2020
	Johnson Institutional Core Bond Fund – Class I Shares(a)	Bloomberg Barclays Capital Aggregate Index
One Year	9.71%	7.51%
Five Years	5.17%	4.44%
Ten Years	4.51%	3.84%

Johnson Institutional Core Bond Fund	Performance Review – December 31, 2020

Performance Information
Class F Shares
Average Annual Total Returns	as of December 31, 2020
	Johnson Institutional Core Bond Fund – Class F Shares	Bloomberg Barclays Capital Aggregate Index
One Year	9.57%	7.51%
Since Inception*	5.35%	5.00%

*
Inception date was May 1, 2018.

Portfolio Information

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Core Bond Fund and the primary assets are investment-grade government and corporate bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg Barclays Capital Aggregate Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON ENHANCED RETURN FUND	Performance Review – December 31, 2020

The total return for the Johnson Enhanced Return Fund in 2020 was 19.38% compared to 18.40% for the S&P 500 Index. The Fund’s outperformance was driven by falling short and intermediate bond yields which were additive to total returns in the bond portion of the portfolio. Reminder that the Fund uses futures contracts in seeking to replicate the S&P 500 Index and a bond portfolio to enhance the Fund’s returns.
During the first half of the year, equities experienced tremendous volatility, with the VIX hitting levels not seen since the financial crisis. (VIX is a measure of volatility investors believe the S&P 500 will experience over the next 30 days.) The S&P set a new all-time high in February, only to decline 33% from the peak during the month of March as fear of COVID-19’s spread led to widespread closures and disruptions in economic activity. Markets reversed course during the second quarter, however, rebounding strongly on the heels of stimulus from the federal government, liquidity programs from the Federal Reserve, and optimism surrounding the reopening of the economy. The second quarter of 2020 was the best quarter for the S&P 500 since the late 1990’s, returning over 20%. The rally continued in the second half of the year, with the combination of positive news surrounding vaccine development as well as the prospect of additional fiscal stimulus boosting market sentiment. After enacting emergency rate cuts during the month of March, the Federal Reserve has held short-term rates near zero and has committed to keeping interest rates low for the foreseeable future. The pace of potential changes in interest rates continues to be instrumental in our strategic positioning of the underlying bond portfolio.
Short duration bond yields began the year at somewhat low levels but fell further during the first half of the year as the Fed cut interest rates in response to the COVID-19 pandemic. The decline in government bond yields added to returns in the bond portion of the portfolio and contributed to the Fund’s outperformance relative to its benchmark. In addition, the higher levels of income generated from the Fund’s corporate bond holdings were also additive to performance. In the second half of the year, short-term interest rates rose modestly, allowing the Fund to preserve its yield advantage over the cost of carry in the futures contracts. Nearly half of the Fund’s bond allocation is to investment-grade rated corporate securities, which is a key reason why its yield is traditionally higher than the cost of carry in the futures contracts. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark.
Looking forward to next year, optimistic news around COVID-19 vaccinations will likely continue to drive economic healing. Despite the somewhat brighter economic outlook for this coming year, the Federal Reserve has continued to reiterate that interest rates are likely to remain low for a prolonged period of time. As a result, the bond portion of the Fund continues to have a modestly longer duration stance compared to its positioning in prior years. Additionally, the Fund’s emphasis on corporate bonds should be beneficial if the economy continues to recover. We continue to emphasize the financial sector due to its attractive value and high-quality characteristics.
Average Annual Total Returns	as of December 31, 2020
	Enhanced Return Fund	S&P 500 Index
One Year	19.38%	18.40%
Five Years	15.51%	15.22%
Ten Years	14.36%	13.88%

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of December 31, 2020

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
ACE INA Holdings	3.350%	05/15/2024	897,000	$979,275
American Express Credit	2.500%	07/30/2024	4,040,000	4,309,891
AON PLC	3.500%	06/14/2024	1,785,000	1,946,441
AON PLC	3.875%	12/15/2025	2,000,000	2,280,118
Bank of America Corp.	3.300%	01/11/2023	3,300,000	3,498,693
Bank of America Corp.	3.875%	08/01/2025	2,025,000	2,308,086
BB&T Corp.	3.750%	12/06/2023	3,075,000	3,378,061
Fifth Third Bancorp	4.300%	01/16/2024	3,440,000	3,803,599
Fifth Third Bancorp	2.375%	01/28/2025	600,000	638,544
Goldman Sachs (3 month LIBOR + 1.360%)*	1.587%	04/23/2021	3,500,000	3,509,966
Goldman Sachs	5.250%	07/27/2021	852,000	875,924
Huntington Bancshares	2.300%	01/14/2022	1,598,000	1,626,786
Huntington Bancshares	2.625%	08/06/2024	2,440,000	2,607,462
JP Morgan Chase & Co.	3.375%	05/01/2023	3,212,000	3,432,987
JP Morgan Chase & Co.	3.875%	09/10/2024	920,000	1,030,229
Keycorp	5.100%	03/24/2021	3,750,000	3,789,301
Marsh & McLennan Co. Inc.	3.500%	06/03/2024	3,830,000	4,177,137
Morgan Stanley	3.700%	10/23/2024	1,290,000	1,435,510
Morgan Stanley	5.500%	07/28/2021	2,900,000	2,985,272
MUFG Americas Holding	3.000%	02/10/2025	4,440,000	4,848,711
PNC Bank	2.700%	11/01/2022	3,710,000	3,864,873
Suntrust Banks Inc.	2.900%	03/03/2021	2,500,000	2,505,173
US Bancorp	3.600%	09/11/2024	5,340,000	5,905,718
Wells Fargo & Co.	3.450%	02/13/2023	4,055,000	4,297,274
21.4% – Total Finance				$70,035,031
Chevron Corp. (3 month LIBOR + 0.950%)*	1.171%	05/16/2021	1,000,000	1,003,296
Dover Corp.	3.150%	11/15/2025	3,848,000	4,247,634
Burlington Northern Santa Fe	3.400%	09/01/2024	2,201,000	2,415,010
Burlington Northern Santa Fe	4.100%	06/01/2021	1,070,000	1,076,324
CVS Health Corp.	3.700%	03/09/2023	1,208,000	1,292,340
CVS Health Corp.	3.875%	07/20/2025	2,590,000	2,933,200
Johnson Controls International PLC	3.625%	07/02/2024	1,900,000	2,060,868
Johnson Controls International PLC	3.750%	12/01/2021	1,476,000	1,502,965
Kroger Co.	4.000%	02/01/2024	3,200,000	3,515,733
McDonalds Corp.	2.625%	01/15/2022	1,000,000	1,024,122
Oracle Corp.	1.900%	09/15/2021	5,341,000	5,394,786
Norfolk Southern Corp.	2.903%	02/15/2023	2,000,000	2,094,289
Norfolk Southern Corp.	3.250%	12/01/2021	2,300,000	2,342,416
Progressive Corp.	3.750%	08/23/2021	5,416,000	5,533,913
Shell International	1.750%	09/12/2021	1,600,000	1,615,650
Union Pacific Corp.	3.150%	03/01/2024	2,700,000	2,921,075
Walt Disney Co.	1.750%	08/30/2024	5,350,000	5,579,393
14.2% – Total Industrial				$46,553,014
Berkshire Hathaway Energy Co.	2.375%	01/15/2021	500,000	500,292
BP Capital Markets	4.742%	03/11/2021	5,000,000	5,040,636
Berkshire Hathaway Energy Co.	3.750%	11/15/2023	1,000,000	1,088,895
Duke Energy Corp.	3.750%	04/15/2024	4,009,000	4,413,780
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of December 31, 2020

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Enterprise Products	3.350%	03/15/2023	3,300,000	$3,488,046
Enterprise Products	3.750%	02/15/2025	700,000	783,765
Eversource Energy	2.500%	03/15/2021	2,637,000	2,643,334
Eversource Energy	2.750%	03/15/2022	2,030,000	2,083,547
Georgia Power Co.	2.100%	07/30/2023	1,200,000	1,253,397
Georgia Power Co.	2.200%	09/15/2024	1,363,000	1,435,934
Georgia Power Co.	2.850%	05/15/2022	1,600,000	1,653,271
Interstate Power & Light Co.	3.250%	12/01/2024	3,264,000	3,575,696
National Rural Utilites Corp.	3.400%	11/15/2023	2,047,000	2,207,885
Virginia Electric & Power Co.	2.750%	03/15/2023	2,494,000	2,611,138
Virginia Electric & Power Co.	2.950%	01/15/2022	560,000	571,471
Wisconsin Power	2.250%	11/15/2022	1,000,000	1,028,455
Xcel Energy Inc.	3.300%	06/01/2025	1,865,000	2,049,969
Xcel Energy Inc.	2.400%	03/15/2021	2,428,000	2,433,407
11.9% – Total Utilities				$38,862,918
47.5%Total Corporate Bonds				$155,450,963
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	272,527
0.1% – Total For Certificates of Deposit				272,527
United States Government Treasury Obligations
Treasury Note (Tbill 13week auction high + 0.055%)*	1.450%	07/31/2022	3,800,000	3,799,850
Treasury Note	0.125%	07/15/2023	2,500,000	2,498,828
Treasury Note (Tbill 13week auction high + 0.055%)*	1.450%	10/31/2022	19,000,000	18,996,452
Treasury Note	0.250%	10/31/2025	15,000,000	14,932,031
Treasury Note (Tbill 13week auction high + 0.114%)*	0.204%	04/30/2022	8,500,000	8,506,720
Treasury Note	1.500%	10/31/2024	3,500,000	3,668,301
Treasury Note	1.625%	08/31/2022	2,500,000	2,562,109
Treasury Note	2.125%	05/15/2022	9,000,000	9,246,094
Treasury Note	2.125%	11/30/2023	2,500,000	2,643,262
20.4% – Total United States Government Treasury Obligations				$66,853,647
United States Government Agency Obligations
FFCB	1.600%	08/14/2023	3,200,000	3,314,382
FHLB	2.625%	12/10/2021	4,200,000	4,298,406
FHLB	2.875%	09/13/2024	2,600,000	2,851,376
FFCB	1.600%	09/17/2024	2,000,000	2,101,273
FHLMC	0.430%	06/09/2023	1,700,000	1,700,772
FHLMC	0.450%	07/22/2024	4,000,000	3,996,565
FHLMC	2.500%	12/01/2027	1,237,812	1,295,502
FHLMC	2.500%	01/01/2032	5,376,228	5,678,241
FNMA	0.500%	06/17/2025	8,195,000	8,238,472
FNMA	0.375%	08/25/2025	3,855,000	3,854,155
FHLMC	2.375%	01/13/2022	4,000,000	4,092,480
FHLMC	0.375%	09/23/2025	3,670,000	3,663,892
13.8% – Total United States Government Agency Obligations				$45,085,516
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of December 31, 2020

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
United States Government Agency Obligations – Mortgage-Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%)*	2.202%	04/01/2042	106,865	$111,792
FHLMC Pool G15973	3.000%	07/01/2031	1,669,868	1,771,509
FHLMC Pool G16330	3.500%	08/01/2032	1,786,748	1,915,490
FHLMC Pool G18642	3.500%	04/01/2032	2,303,292	2,467,615
FHLMC Pool ZS9286	4.500%	04/01/2035	1,652,173	1,825,245
FHLMC Pool ZT1964	3.500%	06/01/2032	1,738,483	1,877,508
FHLMC Series 2989 Class TG	5.000%	06/15/2025	225,068	238,257
FHLMC Series 4009 Class PA	2.000%	06/15/2041	202,908	208,893
FHLMC Series 4017 Class MA	3.000%	03/15/2041	101,827	102,891
FHLMC Series 4125 Class KP	2.500%	05/15/2041	1,527,140	1,587,681
FHLMC Series 4198 Class BE	2.000%	10/15/2040	868,673	881,059
FHLMC Series 4440 Class VC	2.500%	08/15/2026	1,854,037	1,888,952
FNMA 7/1 Hybrid ARM (12 month LIBOR + 1.599%)*	1.941%	02/01/2046	366,683	381,999
FNMA 7/1 Hybrid ARM (12 month LIBOR + 1.600%)*	1.942%	12/01/2044	296,314	307,856
FNMA Pool 469488	3.360%	11/01/2021	1,636,951	1,654,803
FNMA Pool AI7077	4.000%	07/01/2035	840,089	950,217
FNMA Pool AL6465	2.920%	11/01/2023	372,851	381,976
FNMA Pool AL9230	3.500%	12/01/2029	948,271	1,033,134
FNMA Pool AM0066	2.630%	08/01/2022	1,575,670	1,612,341
FNMA Pool AN3444	2.230%	11/01/2023	2,958,590	3,093,061
FNMA Pool FM1897	3.000%	09/01/2032	1,861,278	1,984,545
FNMA Pool FM2287	4.500%	03/01/2034	2,095,201	2,270,626
FNMA Pool FM2989	3.000%	09/01/2034	1,632,154	1,733,280
FNMA Pool MA0384	5.000%	04/01/2030	386,092	438,035
FNMA Series 2003-79 Class NJ	5.000%	08/25/2023	105,067	109,059
FNMA Series 2013-6 Class BC	1.500%	12/25/2042	416,830	419,854
FNMA Series 2013-3 Class DK	1.750%	02/25/2033	879,349	914,788
FNMA Series 2013-1 Class LA	1.250%	02/25/2028	1,729,758	1,758,068
FNMA Series 2017-30 Class G	3.000%	07/25/2040	638,277	645,663
FNMA Series 2020-44 Class TE	2.000%	12/25/2035	3,355,638	3,509,443
GNMA Pool 726475	4.000%	11/15/2024	67,875	72,013
11.7% – Total United States Government Agency Obligations – Mortgage-Backed Securities				$38,147,653
Taxable Municipal Bonds
Allegeny County Pennsylvania	0.843%	11/01/2024	600,000	602,100
Allegeny County Pennsylvania	0.973%	11/01/2025	1,835,000	1,844,854
Franklin County Ohio Convention Facitilites	1.255%	12/01/2025	500,000	499,180
Kansas Development Finance Authority Revenue	3.227%	04/15/2022	1,600,000	1,657,392
Kansas Development Finance Authority Revenue	3.491%	04/15/2023	1,400,000	1,493,856
Kent State University	1.960%	05/01/2024	1,000,000	1,050,780
Kentucky State Property and Lodging Commission	2.080%	11/01/2023	700,000	724,388
Ohio Special Obligation Capital Facilities Lease	1.700%	04/01/2023	500,000	515,215
Pennsylvania State University	1.545%	09/01/2024	1,145,000	1,180,896
Pennsylvania State University	1.645%	09/01/2025	2,000,000	2,076,300
Port of Greater Cincinnati	2.100%	04/01/2023	750,000	751,695
University of Cincinnati General Receipts	1.770%	06/01/2021	1,845,000	1,852,491
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of December 31, 2020

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
University of Cincinnati General Receipts	1.878%	06/01/2023	1,100,000	$1,127,929
University of Kentucky General Receipts Build America Bond	4.850%	11/01/2021	1,500,000	1,543,320
5.2% – Total For Taxable Municipal Bonds				$16,920,396
Total Fixed Income Securities 98.7%				$322,730,702
(Identified Cost $317,762,476)
Cash Equivalents			Shares
First American Government Obligation Fund, Class Z**			2,609,348	2,609,348
Total Cash Equivalents 0.8%				$2,609,348
(Identified Cost $2,609,348)
Total Portfolio Value 99.5%				$325,340,050
(Identified Cost $320,371,824)
Other Assets in Excess of Liabilities 0.5%				$1,764,524
Total Net Assets 100.0%				$327,104,574

*
Variable Rate Security; the rate shown is as of December 31, 2020.

**
Variable Rate Security; as of December 31, 2020, the 7 day annualized yield was 0.03%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Intermediate Bond Fund	Portfolio of Investments as of December 31, 2020

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
American Express Co.	3.000%	10/30/2024	3,550,000	$3,877,256
AON Corp.	4.000%	11/27/2023	2,116,000	2,309,894
AON Corp.	3.750%	05/02/2029	1,000,000	1,166,603
Bank of America	3.248%	10/21/2027	3,900,000	4,364,461
BB&T Corp.	3.750%	12/06/2023	2,000,000	2,197,113
BB&T Corp.	3.950%	03/22/2022	1,000,000	1,040,765
Fifth Third Bancorp	2.375%	01/28/2025	2,114,000	2,249,803
Huntington Bancshares	2.625%	08/06/2024	3,000,000	3,205,896
JP Morgan Chase & Co.	3.875%	09/10/2024	3,065,000	3,432,229
Keycorp	2.550%	10/01/2029	1,655,000	1,792,504
Keycorp	4.100%	04/30/2028	1,000,000	1,186,446
Marsh & McLennan Co. Inc.	3.500%	06/03/2024	1,500,000	1,635,954
Marsh & McLennan Co. Inc.	4.375%	03/15/2029	1,750,000	2,130,670
Morgan Stanley	3.700%	10/23/2024	3,750,000	4,172,993
MUFG Americas Holdings Corp.	3.000%	02/10/2025	1,000,000	1,092,052
MUFG Americas Holdings Corp.	3.500%	06/18/2022	1,290,000	1,349,509
PNC Bank	3.500%	01/23/2024	2,000,000	2,179,732
Suntrust Bank Inc.	4.000%	05/01/2025	2,000,000	2,264,729
US Bancorp	3.100%	04/27/2026	2,000,000	2,225,876
US Bancorp	3.600%	09/11/2024	1,000,000	1,105,940
Wells Fargo & Co.	4.300%	07/22/2027	2,400,000	2,812,262
Wells Fargo & Co.	4.480%	01/16/2024	1,220,000	1,356,883
22.4% – Total Finance				$49,149,570
CVS Health Corp.	4.300%	03/25/2028	3,200,000	3,807,874
Dover Corp	3.150%	11/15/2025	2,650,000	2,925,216
Eaton Corp.	2.750%	11/02/2022	1,900,000	1,982,556
Home Depot Inc.	2.500%	04/15/2027	3,000,000	3,292,146
Johnson Controls International PLC	3.750%	12/01/2021	990,000	1,008,086
Johnson Controls International PLC	3.900%	02/14/2026	1,000,000	1,132,820
JP Morgan Chase & Co.	3.300%	04/01/2026	395,000	442,092
Kroger Co.	3.500%	02/01/2026	2,100,000	2,357,390
McDonalds Corp.	3.600%	07/01/2030	2,140,000	2,508,182
Starbucks Corp.	2.250%	03/12/2030	2,350,000	2,487,560
Union Pacific Corp.	3.500%	06/08/2023	2,150,000	2,304,950
Verizon Corp.	4.016%	12/03/2029	2,750,000	3,269,993
Walt Disney Corp.	3.350%	03/24/2025	3,000,000	3,325,778
Walt Disney Corp.	3.800%	03/22/2030	500,000	595,833
14.3% – Total Industrial				$31,440,476
Berkshire Hathaway Energy Co.	3.750%	11/15/2023	2,175,000	2,368,347
Duke Energy Corp.	3.750%	04/15/2024	2,250,000	2,477,178
Duke Energy Corp.	2.650%	09/01/2026	1,000,000	1,089,598
Enterprise Products	3.750%	02/15/2025	1,860,000	2,082,575
Enterprise Products	4.150%	10/16/2028	1,000,000	1,189,681
Enterprise Products	4.250%	04/01/2029	1,000,000	1,198,006
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Intermediate Bond Fund	Portfolio of Investments as of December 31, 2020

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Eversource Energy	3.300%	01/15/2028	2,700,000	$3,029,880
Georgia Power Co.	2.200%	09/15/2024	325,000	342,391
Georgia Power Co.	2.850%	05/15/2022	1,111,000	1,147,990
Interstate Power & Light	3.250%	12/01/2024	2,225,000	2,437,477
National Rural Utilites Corp.	3.400%	11/15/2023	3,000,000	3,235,787
Virginia Electric & Power Co.	2.750%	03/15/2023	935,000	978,915
Virginia Electric & Power Co.	2.950%	01/15/2022	500,000	510,242
Virginia Electric & Power Co.	3.450%	02/15/2024	565,000	609,505
Xcel Energy Inc.	3.300%	06/01/2025	3,500,000	3,847,126
12.1% – Total Utilities				$26,544,698
48.8%Total Corporate Bonds				$107,134,744
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	272,527
0.1% – Total For Certificates of Deposit				272,527
United States Government Treasury Obligations
Treasury Note	0.125%	04/30/2022	13,500,000	13,503,164
Treasury Note	1.625%	05/15/2026	7,000,000	7,453,359
Treasury Note	2.000%	11/15/2026	6,500,000	7,074,590
Treasury Note	2.125%	11/30/2023	9,500,000	10,044,395
Treasury Note	2.250%	04/30/2021	2,000,000	2,013,828
Treasury Note	2.625%	02/15/2029	8,000,000	9,183,750
Treasury Note	2.750%	02/15/2028	9,000,000	10,320,820
Treasury Note	3.125%	11/15/2028	9,000,000	10,655,859
32.0% – Total United States Government Treasury Obligations				$70,249,765
United States Government Agency Obligations
FHLB	2.875%	09/13/2024	5,000,000	5,483,416
FHLB	3.250%	11/16/2028	1,800,000	2,152,574
3.5% – Total United States Government Agency Obligations				$7,635,990
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%)*	2.202%	04/01/2042	114,498	119,777
FHLMC Pool G08068	5.500%	07/01/2035	132,665	155,991
FHLMC Pool G18642	3.500%	04/01/2032	1,227,550	1,315,126
FHLMC Pool J12635	4.000%	07/01/2025	182,620	193,934
FHLMC Pool SB0017	3.500%	11/01/2028	1,250,242	1,341,406
FHLMC Series 2985 Class GE	5.500%	06/15/2025	56,484	60,463
FHLMC Series 3946 Class LN	3.500%	04/15/2041	415,964	442,354
FHLMC Series 4017 Class MA	3.000%	03/15/2041	41,562	41,996
FHLMC Series 4151 Class PA	2.000%	01/15/2033	1,760,509	1,840,857
FHLMC Series 4646 Class D	3.500%	01/15/2042	808,573	815,136
FNMA 10/1 Hybrid ARM (12 month LIBOR + 1.780%)*	2.122%	12/01/2041	141,515	148,440
FNMA 7/1 Hybrid ARM (12 month LIBOR + 1.600%)*	1.942%	12/01/2044	304,352	316,208
FNMA Pool AA4392	4.000%	04/01/2039	165,766	181,863
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Intermediate Bond Fund	Portfolio of Investments as of December 31, 2020

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
FNMA Pool FM5050	2.500%	02/01/2035	5,000,000	$5,241,131
FNMA Pool AN8842	3.320%	04/01/2028	2,500,000	2,792,411
FNMA Pool MA0384	5.000%	04/01/2030	154,437	175,214
FNMA Pool MA1237	3.000%	11/01/2032	1,563,369	1,646,312
FNMA Series 2011-52 Class PC	3.000%	03/25/2041	751,888	793,221
FNMA Series 2012-12 Class KD	2.000%	11/25/2042	953,200	976,682
FNMA Series 2015-37 Class BA	3.000%	08/25/2044	1,162,628	1,244,218
FNMA Series 2016-39 Class LA	2.500%	03/25/2045	799,656	838,279
FNMA Series 2016-99 Class TA	3.500%	03/25/2036	523,701	563,654
9.7% – Total United States Government Agency Obligations – Mortgage Backed Securities				$21,244,673
Taxable Municipal Bonds
Kansas Development Finance Authority Revenue	4.091%	04/15/2027	3,000,000	3,551,460
Kentucky Asset Liability Commission Revenue	5.339%	04/01/2022	180,000	184,482
Pennsylvania State University	1.893%	09/01/2026	2,000,000	2,100,780
2.6% – Total Taxable Municipal Bonds				$5,836,722
Total Fixed Income Securities 96.7%				$212,374,421
(Identified Cost $202,296,971)
Preferred Stocks			Shares
Allstate Corp.	5.100%	01/15/2053	59,890	1,651,167
Total Preferred Stocks 0.8%				$1,651,167
(Identified Cost $1,446,031)
Cash Equivalents
First American Government Obligation Fund, Class Z**			4,380,703	4,380,703
Total Cash Equivalents 2.0%				$4,380,703
(Identified Cost $4,380,703)
Total Portfolio Value 99.5%				$218,406,291
(Identified Cost $208,123,705)
Other Assets in Excess of Liabilities 0.5%				$1,209,326
Total Net Assets 100.0%				$219,615,617

*
Variable Rate Security; the rate shown is as of December 31, 2020.

**
Variable Rate Security; as of December 31, 2020, the 7 day annualized yield was 0.03%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Core Bond Fund	Portfolio of Investments as of December 31, 2020

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
American Express Co.	3.000%	10/30/2024	9,135,000	$9,977,109
AON Corp.	3.500%	06/14/2024	1,650,000	1,799,231
AON Corp.	3.750%	05/02/2029	3,390,000	3,954,783
AON Corp.	3.875%	12/15/2025	1,850,000	2,109,109
AON Corp.	4.000%	11/27/2023	1,000,000	1,091,632
Bank of America Corp.	3.248%	10/21/2027	10,340,000	11,571,418
BB&T Corp.	3.750%	12/06/2023	2,300,000	2,526,680
BB&T Corp.	3.875%	03/19/2029	5,160,000	6,024,303
Chubb INA Holdings Inc.	3.150%	03/15/2025	1,400,000	1,545,269
Chubb INA Holdings Inc.	3.350%	05/03/2026	2,000,000	2,253,885
Fifth Third Bancorp	2.375%	01/28/2025	1,000,000	1,064,240
Fifth Third Bancorp	4.300%	01/16/2024	4,500,000	4,975,639
Georgia Power	2.650%	09/15/2029	8,000,000	8,776,118
Huntington Bancshares	2.625%	08/06/2024	5,230,000	5,588,945
JP Morgan Chase & Co.	3.300%	04/01/2026	4,280,000	4,790,258
JP Morgan Chase & Co.	3.875%	09/10/2024	5,670,000	6,349,344
Keycorp	2.550%	10/01/2029	3,325,000	3,601,254
Keycorp	4.100%	04/30/2028	3,740,000	4,437,308
MUFG Americas Holding	3.000%	02/10/2025	942,000	1,028,713
Marsh & McLennan Co. Inc.	4.375%	03/15/2029	6,500,000	7,913,915
Morgan Stanley	2.625%	11/17/2021	3,250,000	3,314,149
Morgan Stanley	3.700%	10/23/2024	6,500,000	7,233,188
MUFG Americas Holdings Corp.	3.500%	06/18/2022	2,650,000	2,772,247
PNC Bank	3.500%	01/23/2024	3,570,000	3,890,821
Suntrust Bank Inc.	4.000%	05/01/2025	3,300,000	3,736,802
US Bancorp	3.100%	04/27/2026	4,500,000	5,008,218
US Bancorp	3.600%	09/11/2024	285,000	315,193
US Bancorp	3.000%	07/30/2029	4,315,000	4,819,440
Wells Fargo & Co.	4.100%	06/03/2026	7,530,000	8,632,590
Wells Fargo & Co.	4.300%	07/22/2027	1,599,000	1,873,670
23.5% – Total Finance				$132,975,471
CVS Health Corp.	4.300%	03/25/2028	8,000,000	9,519,686
Coca-Cola Corp.	3.450%	03/25/2030	6,230,000	7,343,421
Dover Corp.	2.950%	11/04/2029	4,500,000	4,913,550
Dover Corp.	3.150%	11/15/2025	1,500,000	1,655,783
Eaton Corp.	2.750%	11/02/2022	1,945,000	2,029,511
Eaton Corp.	3.103%	09/15/2027	3,721,000	4,168,657
Emerson Electric Inc.	1.950%	10/15/2030	7,160,000	7,554,076
Home Depot Inc.	2.950%	06/15/2029	4,500,000	5,115,089
Home Depot Inc.	2.500%	04/15/2027	1,515,000	1,662,534
Johnson Controls International PLC	3.625%	07/02/2024	1,225,000	1,328,718
Johnson Controls International PLC	3.750%	12/01/2021	1,000,000	1,018,269
Johnson Controls International PLC	3.900%	02/14/2026	1,000,000	1,132,820
Kroger Co.	3.500%	02/01/2026	3,300,000	3,704,470
Kroger Co.	4.000%	02/01/2024	150,000	164,800
McDonald’s Corp.	3.600%	07/01/2030	3,955,000	4,635,448
McDonald’s Corp.	2.125%	03/01/2030	3,545,000	3,737,597
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Core Bond Fund	Portfolio of Investments as of December 31, 2020

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Nike Inc.	3.250%	03/27/2040	3,850,000	$4,478,270
Starbucks Corp.	2.250%	03/12/2030	8,000,000	8,468,290
Union Pacific Corp.	3.500%	06/08/2023	3,800,000	4,073,865
Union Pacific Corp.	3.950%	09/10/2028	2,801,000	3,325,338
Verizon Communications	4.016%	12/03/2029	2,121,000	2,522,057
Walt Disney Corp.	3.350%	03/24/2025	2,945,000	3,264,805
Walt Disney Corp.	3.800%	03/22/2030	4,055,000	4,832,208
16.0% – Total Industrial				$90,649,262
Berkshire Hathaway Energy Co.	3.250%	04/15/2028	577,000	659,597
Berkshire Hathaway Energy Co.	3.750%	11/15/2023	6,166,000	6,714,127
Duke Energy Corp.	2.650%	09/01/2026	4,075,000	4,440,110
Duke Energy Corp.	3.550%	09/15/2021	3,325,000	3,372,360
Enterprise Products	3.350%	03/15/2023	1,640,000	1,733,453
Enterprise Products	4.150%	10/16/2028	3,500,000	4,163,885
Eversource Energy	3.300%	01/15/2028	2,500,000	2,805,445
Eversource Energy	4.250%	04/01/2029	6,924,000	8,294,996
Interstate Power & Light	2.300%	06/01/2030	1,490,000	1,575,616
Interstate Power & Light	3.400%	08/15/2025	1,525,000	1,682,455
Interstate Power & Light	4.100%	09/26/2028	5,405,000	6,436,812
National Rural Utilities Corp.	2.950%	02/07/2024	1,000,000	1,069,575
National Rural Utilities Corp.	3.050%	02/15/2022	100,000	102,275
National Rural Utilities Corp.	3.700%	03/15/2029	3,900,000	4,560,367
Virginia Electric & Power Co.	2.950%	11/15/2026	3,000,000	3,338,037
Virginia Electric & Power Co.	2.950%	01/15/2022	390,000	397,989
Virginia Electric & Power Co.	3.500%	03/15/2027	2,932,000	3,347,408
Virginia Electric & Power Co.	3.450%	09/01/2022	2,315,000	2,411,242
Xcel Energy Inc.	4.000%	06/15/2028	6,500,000	7,652,370
11.4% – Total Utilities				$64,758,119
50.9% Total Corporate Bonds				$288,382,852
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	272,527
0.0% – Total For Certificates of Deposit				272,527
United States Government Treasury Obligations
Treasury Bond	2.250%	08/15/2046	14,000,000	15,980,781
Treasury Bond	2.750%	08/15/2047	20,800,000	26,077,188
Treasury Note	2.000%	02/15/2025	10,000,000	10,706,641
Treasury Note	2.000%	11/15/2026	6,000,000	6,530,391
Treasury Note	0.125%	04/30/2022	24,375,000	24,380,713
Treasury Note	3.125%	11/15/2028	21,000,000	24,863,672
Treasury Note	2.500%	05/15/2046	11,800,000	14,096,852
Treasury Note	2.750%	02/15/2028	15,000,000	17,201,367
24.7% – Total United States Government Treasury Obligations				$139,837,605
United States Government Agency Obligations
FHLB	3.250%	11/16/2028	8,250,000	9,865,966
1.7% – Total United States Government Agency Obligations				9,865,966
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Core Bond Fund	Portfolio of Investments as of December 31, 2020

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860)%*	2.202%	04/01/2042	114,498	$119,777
FHLMC Pool G01880	5.000%	08/01/2035	59,532	69,256
FHLMC Pool G06616	4.500%	12/01/2035	116,840	129,164
FHLMC Pool G08068	5.500%	07/01/2035	299,938	352,675
FHLMC Pool G09921	4.000%	07/01/2024	102,063	108,271
FHLMC Pool G15897	2.500%	09/01/2031	9,190,274	9,797,158
FHLMC Pool G18642	3.500%	04/01/2032	1,841,324	1,972,689
FHLMC Pool G18667	3.500%	11/01/2032	1,336,447	1,432,083
FHLMC Pool G31087	4.000%	07/01/2038	1,635,183	1,775,390
FHLMC Pool SB0017	3.500%	11/01/2028	3,417,672	3,666,876
FHLMC Pool V61479	2.500%	01/01/2032	4,812,571	5,082,920
FHLMC Pool ZK6713	3.000%	06/01/2029	5,635,274	6,038,742
FHLMC Pool ZT1964	3.500%	06/01/2032	7,031,107	7,593,382
FHLMC Series 2985 Class GE	5.500%	06/15/2025	49,423	52,905
FHLMC Series 3946 Class LN	3.500%	04/15/2041	415,964	442,354
FHLMC Series 4017 Class MA	3.000%	03/15/2041	83,124	83,992
FHLMC Series 4087 Class PT	3.000%	07/15/2042	644,917	686,262
FHLMC Series 4151 Class PA	2.000%	01/15/2033	3,082,130	3,222,796
FHLMC Series 4161 Class QA	3.000%	02/15/2043	159,080	172,052
FHLMC Series 4582 Class PA	3.000%	11/15/2045	1,005,928	1,063,935
FHLMC Series 4689 Class DA	3.000%	07/15/2044	1,119,109	1,152,018
FHLMC Series 4709 Class EA	3.000%	01/15/2046	1,372,567	1,430,783
FHLMC Series 4808 Class PK	3.500%	10/15/2045	599,490	616,124
FNMA 10/1 Hybrid ARM (12 month LIBOR + 1.780)%*	2.122%	12/01/2041	141,515	148,440
FNMA Pool 1107	3.500%	07/01/2032	586,200	633,770
FNMA Pool 889050	6.000%	05/01/2037	206,617	248,008
FNMA Pool 995112	5.500%	07/01/2036	116,841	136,954
FNMA Pool AA4392	4.000%	04/01/2039	165,766	181,863
FNMA Pool AL6923	3.000%	05/01/2030	4,041,854	4,328,788
FNMA Pool AL7077	4.000%	07/01/2035	3,358,679	3,798,970
FNMA Pool AL9309	3.500%	10/01/2031	592,403	635,563
FNMA Pool AN8842	3.320%	04/01/2028	3,000,000	3,350,893
FNMA Pool AN9848	3.740%	07/01/2028	2,500,000	2,839,924
FNMA Pool BL0189	3.830%	10/01/2028	2,000,000	2,275,040
FNMA Pool BL0359	3.700%	11/01/2028	4,832,300	5,594,943
FNMA Pool FM5050	2.500%	02/01/2035	2,660,000	2,788,282
FNMA Pool BL2935	3.150%	06/01/2029	3,000,000	3,413,303
FNMA Pool FM3388	4.000%	03/01/2034	2,874,587	3,057,336
FNMA Pool FM5394	3.000%	03/01/2034	10,816,456	11,374,342
FNMA Pool MA0384	5.000%	04/01/2030	123,550	140,171
FNMA Pool MA2773	3.000%	10/01/2036	2,623,127	2,773,299
FNMA Pool MA3337	4.000%	04/01/2038	1,167,971	1,255,423
FNMA Series 2003-79 Class NJ	5.000%	08/25/2023	64,261	66,703
FNMA Series 2005-64 Class PL	5.500%	07/25/2035	56,673	64,136
FNMA Series 2011-53 Class DT	4.500%	06/25/2041	180,825	203,809
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Core Bond Fund	Portfolio of Investments as of December 31, 2020

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
FNMA Series 2012-12 Class KD	2.000%	11/25/2042	1,193,500	$1,222,902
FNMA Series 2013-21 Class VA	3.000%	07/25/2028	603,304	612,379
FNMA Series 2013-83 Class MH	4.000%	08/25/2043	266,032	296,528
FNMA Series 2014-20 Class AC	3.000%	08/25/2036	414,013	432,086
FNMA Series 2014-28 Class PA	3.500%	02/25/2043	204,161	217,753
FNMA Series 2015-72 Class GB	2.500%	12/25/2042	856,830	886,188
FNMA Series 2016-39 Class LA	2.500%	03/25/2045	2,025,795	2,123,641
FNMA Series 2016-79 Class L	2.500%	10/25/2044	1,346,205	1,399,604
FNMA Series 2016-99 Class TA	3.500%	03/25/2036	443,132	476,938
FNMA Series 2017-30 Class G	3.000%	07/25/2040	1,116,984	1,129,910
FNMA Series 2018-67 Class BA	4.500%	03/25/2046	1,163,454	1,230,383
FNMA Series 2019-60	2.500%	03/25/2049	3,316,551	3,485,040
19.5% – Total United States Government Agency Obligations – Mortgage Backed Securities				$109,884,916
Taxable Municipal Bonds
Cincinnati Children’s Hospital Medical Center	2.853%	11/15/2026	750,000	808,778
Kansas Development Finance Authority Revenue	3.741%	04/15/2025	3,705,000	4,163,123
Kansas Development Finance Authority Revenue	4.091%	04/15/2027	125,000	147,978
Kentucky Asset Liability Commission Revenue	5.339%	04/01/2022	180,000	184,482
Kentucky Property and Buildings Commission Revenue	5.373%	11/01/2025	590,000	674,234
Ohio Higher Education Facilities – Cleveland Clinic Health Systems	3.849%	01/01/2022	945,000	974,352
Ohio University General Receipts	1.766%	12/01/2026	2,000,000	2,037,720
1.6% – Total Taxable Municipal Bonds				$8,990,667
Total Fixed Income Securities 98.4%				$557,234,533
(Identified Cost $532,173,950)
Preferred Stocks			Shares
Allstate Corp.	5.100%	01/15/2053	83,000	2,288,310
Total Preferred Stocks 0.4%				$2,288,310
(Identified Cost $2,034,817)
Cash Equivalents
First American Government Obligation Fund, Class Z**			3,840,380	3,840,380
Total Cash Equivalents 0.6%				$3,840,380
(Identified Cost $3,840,380)
Total Portfolio Value 99.4%				$563,363,223
(Identified Cost $538,049,147)
Other Assets in Excess of Liabilities 0.6%				$3,170,155
Total Net Assets 100%				$566,533,378

*
Variable Rate Security; the rate shown is as of December 31, 2020.

**
Variable Rate Security; as of December 31, 2020, the 7 day annualized yield was 0.03%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

Johnson Enhanced Return Fund	Portfolio of Investments as of December 31, 2020

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Corporate Bonds
American Express Credit	2.250%	05/05/2021	2,000,000	$2,010,206
American Express Credit	2.500%	08/01/2022	1,000,000	1,031,766
American Express Credit	2.500%	07/30/2024	2,607,000	2,781,160
AON Corp.	2.800%	03/15/2021	500,000	501,630
AON Corp.	3.500%	06/14/2024	660,000	719,692
AON Corp.	3.875%	12/15/2025	2,084,000	2,375,883
Bank of America	3.875%	08/01/2025	4,459,000	5,082,348
Branch Banking Trust	3.625%	09/16/2025	3,000,000	3,380,885
BB&T Corp.	3.750%	12/06/2023	1,325,000	1,455,587
Fifth Third Bancorp	3.500%	03/15/2022	865,000	895,028
Fifth Third Bancorp	4.300%	01/16/2024	2,544,000	2,812,894
Goldman Sachs Group Inc.	2.625%	04/25/2021	1,242,000	1,248,458
Huntington Bancshares	2.300%	01/14/2022	970,000	987,474
Huntington Bancshares	2.625%	08/06/2024	1,550,000	1,656,379
JP Morgan Chase & Co.	3.875%	09/10/2024	3,424,000	3,834,243
Huntington Bancshares	3.150%	03/14/2021	1,100,000	1,103,394
Keycorp	5.100%	03/24/2021	3,500,000	3,536,681
Morgan Stanley	5.500%	07/28/2021	3,695,000	3,803,649
PNC Bank	2.950%	01/30/2023	750,000	788,697
US Bancorp	2.400%	07/30/2024	4,100,000	4,370,571
US Bancorp	3.600%	09/11/2024	560,000	619,326
MUFG Americas Holding Corp.	3.000%	02/10/2025	4,400,000	4,805,029
Marsh & McLennan Co. Inc.	3.500%	06/03/2024	3,430,000	3,740,883
Wells Fargo & Co.	3.450%	02/13/2023	3,600,000	3,815,089
22.0% – Total Finance				$57,356,952
Burlington Northern Santa Fe	3.050%	03/15/2022	1,700,000	1,743,257
Chevron Corp. (3 month LIBOR + 0.530)*	0.781%	03/03/2022	2,100,000	2,110,922
CVS Health Corp.	3.700%	03/09/2023	1,335,000	1,428,207
CVS Health Corp.	3.875%	07/20/2025	2,000,000	2,265,019
Dover Corp.	3.150%	11/15/2025	3,375,000	3,725,511
Johnson Controls International PLC	3.625%	07/02/2024	1,416,000	1,535,889
Kroger Co.	3.400%	04/15/2022	1,000,000	1,031,276
Kroger Co.	4.000%	02/01/2024	2,000,000	2,197,333
McDonald’s Corp.	2.625%	01/15/2022	2,300,000	2,355,480
Norfolk Southern Corp.	3.650%	08/01/2025	3,300,000	3,688,698
Oracle Corp.	1.900%	09/15/2021	4,793,000	4,841,268
Progressive Corp.	3.750%	08/23/2021	4,800,000	4,904,502
Shell International	1.750%	09/12/2021	4,050,000	4,089,614
Union Pacific Corp.	3.150%	03/01/2024	2,800,000	3,029,263
Walt Disney Corp.	1.750%	08/30/2024	1,370,000	1,428,742
Walt Disney Corp.	1.750%	01/13/2026	3,179,000	3,332,490
16.7% – Total Industrials				$43,707,471
Berkshire Hathaway Energy Company	3.750%	11/15/2023	1,700,000	1,851,121
Berkshire Hathaway Energy Company	2.375%	01/15/2021	1,462,000	1,462,853
Duke Energy Corp.	3.750%	04/15/2024	3,220,000	3,545,116
Duke Energy Corp.	3.800%	09/01/2023	890,000	961,521
Enterprise Products	3.350%	03/15/2023	2,447,000	2,586,439
The accompanying notes are an integral part of these financial statements.

Johnson Enhanced Return Fund	Portfolio of Investments as of December 31, 2020

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Eversource Energy	2.500%	03/15/2021	1,000,000	$1,002,402
Eversource Energy	2.750%	03/15/2022	3,200,000	3,284,409
Georgia Power Co.	2.100%	07/30/2023	1,000,000	1,044,497
Georgia Power Co.	2.850%	05/15/2022	2,600,000	2,686,566
Interstate Power & Light	3.250%	12/01/2024	3,345,000	3,664,432
Virginia Electric & Power Co.	2.750%	03/15/2023	2,610,000	2,732,587
Virginia Electric & Power Co.	2.950%	01/15/2022	500,000	510,242
Xcel Energy Inc.	3.300%	06/01/2025	3,420,000	3,759,192
11.1% – Total Utilities				$29,091,377
49.8% Total Corporate Bonds				$130,155,800
United States Government Treasury Obligations
Treasury Bill(a)	0.064%	02/25/2021	3,500,000	3,499,659
Treasury Note(a)	0.125%	04/30/2022	11,635,000	11,637,727
Treasury Note(a)	1.375%	05/31/2021	4,800,000	4,824,750
Treasury Note	1.500%	01/15/2023	1,734,000	1,782,362
Treasury Note	0.125%	07/15/2023	3,500,000	3,498,359
Treasury Note	2.000%	08/15/2025	6,145,000	6,618,837
Treasury Note	2.125%	05/15/2022	4,700,000	4,828,516
14.1% – Total United States Government Treasury Obligations				$36,690,210
United States Government Agency Obligations
FHLMC	0.375%	09/23/2025	2,405,000	2,400,997
FHLMC	0.430%	06/09/2023	3,770,000	3,771,713
FHLMC	0.450%	05/26/2023	1,800,000	1,802,063
FHLMC	0.450%	07/22/2024	4,000,000	3,996,565
FHLMC	0.500%	06/03/2024	1,140,000	1,139,373
FNMA	0.375%	08/25/2025	7,680,000	7,678,317
FNMA	0.500%	06/17/2025	9,210,000	9,258,856
11.5% – Total United States Government Agency Obligations				$30,047,884
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC Pool G16330	3.500%	08/01/2032	1,690,167	1,811,950
FHLMC Pool G18642	3.500%	04/01/2032	1,718,570	1,841,176
FHLMC Pool J12635	4.000%	07/01/2025	57,395	60,951
FHLMC Pool J32364	2.500%	11/01/2028	1,801,272	1,882,520
FHLMC Pool ZS7207	3.500%	07/01/2030	1,584,777	1,705,601
FHLMC Pool ZT1964	3.500%	06/01/2032	3,380,340	3,650,665
FHLMC Series 4009 Class PA	2.000%	06/15/2041	702,373	723,091
FHLMC Series 4198 Class BE	2.000%	10/15/2040	2,397,000	2,431,179
FHLMC Series 4271 Class CE	2.000%	08/15/2036	682,510	692,625
FHLMC Series 4287 Class AB	2.000%	12/15/2026	465,681	483,124
FHLMC Series 4440 Class VC	2.500%	08/15/2026	1,313,057	1,337,785
FNMA 10/1 Hybrid ARM (12 month LIBOR + 1.780)%*	3.302%	12/01/2041	141,515	148,440
FNMA Pool 1106	3.000%	07/01/2032	3,742,472	3,922,557
FNMA Pool 833200	5.500%	09/01/2035	419,976	493,934
FNMA Pool AL9230	3.500%	12/01/2029	1,580,451	1,721,891
FNMA Pool AL7077	4.000%	07/01/2035	1,688,881	1,910,277
The accompanying notes are an integral part of these financial statements.

Johnson Enhanced Return Fund	Portfolio of Investments as of December 31, 2020

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
FNMA Pool AT2060	2.500%	04/01/2028	1,890,442	$1,993,870
FNMA Pool FM1536	2.500%	11/01/2030	837,136	873,785
FNMA Pool FM2287	4.500%	03/01/2034	1,577,394	1,709,465
FNMA Pool FM2989	3.000%	09/01/2034	1,876,978	1,993,272
FNMA Pool MA2710	2.500%	08/01/2026	1,028,569	1,072,350
FNMA Series 2013-3 Class DK	1.750%	02/25/2033	879,349	914,788
FNMA Series 2013-6 Class BC	1.500%	12/25/2042	281,642	283,685
FNMA Series 2017-30 Class G	3.000%	07/25/2040	638,277	645,663
FNMA Series 2020-44 Class TE	2.000%	12/25/2035	4,108,260	4,296,561
GNMA Pool 726475	4.000%	11/15/2024	67,875	72,013
GNMA Pool 728920	4.000%	12/15/2024	102,667	108,974
14.8% – Total United States Government Agency Obligations – Mortgage Backed Securities				$38,782,192
Taxable Municipal Bonds
Allegheny County Pennsylvania GO	0.694%	11/01/2023	2,200,000	2,201,562
Franklin County Ohio Convention Facilities	1.155%	12/01/2024	550,000	549,109
Kansas Development Finance Authority Revenue	3.227%	04/15/2022	1,700,000	1,760,979
Kent State University Revenue	1.875%	05/01/2023	1,000,000	1,035,780
Kentucky Asset Liability Commission Revenue	2.668%	04/01/2021	820,000	823,805
Kentucky Asset Liability Commission Revenue	5.339%	04/01/2022	355,000	363,839
Lucas County Ohio Taxable Limited Tax GO	1.250%	07/08/2021	1,000,000	1,004,770
Pittsburgh Pennsylvania GO 2020B	0.507%	09/01/2022	500,000	499,365
University of Akron General Receipts	1.976%	01/01/2021	500,000	500,000
University of Cincinnati General Receipts	1.878%	06/01/2023	1,200,000	1,230,468
3.8% Total Taxable Municipal Bonds				$9,969,677
Total Fixed Income Securities 94.0%				$245,645,763
(Identified Cost $242,284,975)
Cash & Cash Equivalents			Shares
First American Government Obligation Fund, Class Z**			12,569,186	12,569,186
Total Cash Equivalents 4.8%				$12,569,186
(Identified Cost $12,569,186)
Total Portfolio Value 98.8%				$258,214,949
(Identified Cost $254,854,161)
Liabilities in Excess of Other Assets 1.2%				$3,070,619
Total Net Assets 100.0%:				$261,285,568
Futures Contracts	Long Contracts	Notional Value at Purchase	Notional Value 12/31/2020	Unrealized Appreciation (Depreciation)
E-mini Standard & Poor’s 500 (50 units per contract) expiring March 2021	1,379	255,539,242	258,479,760	2,940,518
		$255,539,242	$258,479,760	$2,940,518

*
Variable Rate Security; the rate shown is as of December 31, 2020.

**
Variable Rate Security; as of December 31, 2020, the 7 day annualized yield was 0.03%.

(a)
All or a portion of this security is held as collateral for futures contracts.

The accompanying notes are an integral part of these financial statements.

Johnson Enhanced Return Fund	Portfolio of Investments as of December 31, 2020

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2020

Statements of Assets and Liabilities
	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund	Johnson Enhanced Return Fund
Assets:
Investment Securities at Fair Value*	$325,340,050	$218,406,291	$563,363,223	$258,214,949
Variation Margin Receivable	—	—	—	1,696,170
Interest Receivable	1,727,542	1,219,124	3,206,290	1,434,135
Fund Shares Sold Receivable	136,299	20,518	1,040,928	17,200
Receivable for CMO Paydowns	65,812	70,516	70,513	—
Total Assets	$327,269,703	$219,716,449	$567,680,954	$261,362,454
Liabilities:
Accrued Management Fee	$61,249	$42,176	$118,457	$75,929
Fund Shares Redeemed Payable	103,880	58,656	1,029,119	957
Total Liabilities	$165,129	$100,832	$1,147,576	$76,886
Net Assets	$327,104,574	$219,615,617	$566,533,378	$261,285,568
Net Assets Consist of:
Paid in Capital	$322,628,895	$209,315,214	$541,208,314	$226,077,384
Accumulated Earnings	4,475,679	10,300,403	25,325,064	35,208,184
Net Assets	$327,104,574	$219,615,617	$566,533,378	$261,285,568
Pricing of Class I Shares
Net assets applicable to Class I Shares	$327,097,242	$219,608,090	$559,666,293	$261,285,568
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	21,183,383	13,226,623	32,080,219	13,662,491
Net Asset Value, Offering price and redemption price	$15.44	$16.60	$17.45	$19.12
Pricing of Class F Shares
Net assets applicable to Class F Shares	$7,332	$7,527	$6,867,085	n/a
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	469	447	389,905	n/a
Net Asset Value, Offering price and redemption price	$15.63	$16.84	$17.61	n/a
*Identified Cost of Investment Securities	$320,371,824	$208,123,705	$538,049,147	$254,854,141

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2020

Statements of Operations
	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund	Johnson Enhanced Return Fund
	Year Ending 12/31/2020	Year Ending 12/31/2020	Year Ending 12/31/2020	Year Ending 12/31/2020
Investment Income:
Interest	$3,758,569	$3,720,465	$8,298,251	$3,453,569
Dividends	12,172	82,162	126,357	59,785
Total Investment Income	$3,770,741	$3,802,627	$8,424,608	$3,513,354
Expenses:
Gross Management Fee	$611,694	$492,375	$1,173,830	$757,251
Distribution Fee	9	9	2,958	—
Total Expenses	$611,703	$492,384	$1,176,788	$757,251
Management Fee Waiver (Note #4)	(101,948)	(82,061)	(195,636)	—
Distribution Fee Waiver (Note #4)	(4)	(4)	(1,183)	—
Net Expenses	$509,751	$410,319	$979,969	$757,251
Net Investment Income	$3,260,990	$3,392,308	$7,444,639	$2,756,103
Realized and Unrealized Gains/(Losses):
Net Realized Gain from Security Transactions	$343,924	$2,378,288	$6,535,775	$1,161,699
Net Realized Gain from Futures Contracts	—	—	—	30,521,375
Net Change in Unrealized on Investments	3,380,387	5,480,058	15,210,064	1,795,476
Net Change in Unrealized on Futures Contracts	—	—	—	390,598
Net Gain/(Loss) on Investments	$3,724,311	$7,858,346	$21,745,839	$33,869,148
Net Change in Net Assets from Operations	$6,985,301	$11,250,654	$29,190,478	$36,625,251

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2020

Statements of Changes in Net Assets
	Johnson Institutional Short Duration Bond Fund		Johnson Institutional Intermediate Bond Fund		Johnson Institutional Core Bond Fund		Johnson Enhanced Return Fund
	Year Ending 12/31/2020	Year Ending 12/31/2019	Year Ending 12/31/2020	Year Ending 12/31/2019	Year Ending 12/31/2020	Year Ending 12/31/2019	Year Ending 12/31/2020	Year Ending 12/31/2019
Operations:
Net Investment Income	$3,260,990	$3,726,961	$3,392,308	$3,957,726	$7,444,639	$6,570,408	$2,756,103	$3,491,918
Net Realized Gain(Loss) from Security Transactions	343,924	4,152	2,378,288	366,760	6,535,775	1,146,586	1,161,699	3,283
Net Realized Gain from Futures Contracts	—	—	—	—	—	—	30,521,375	24,413,603
Net Change in Unrealized Gain (Loss) on Investments	3,380,387	3,373,634	5,480,058	6,510,789	15,210,064	13,041,608	1,795,476	3,200,907
Net Change in Unrealized (Loss) on Futures Contracts	—	—	—	—	—	—	390,598	13,006,856
Net Change in Net Assets from Operations	$6,985,301	$7,104,747	$11,250,654	$10,835,275	$29,190,478	$20,758,602	$36,625,251	$44,116,567
Distributions to Shareholders:
From Class I	$(3,516,307)	$(3,832,490)	$(5,777,067)	$(4,119,819)	$(13,907,824)	$(7,003,077)	$(13,853,649)	$(19,593,401)
From Class F	(33)	(68)	(121)	(79)	(91,578)	(813)	n/a	n/a
Net Change in Net Assets from Distributions	$(3,516,340)	$(3,832,558)	$(5,777,188)	$(4,119,898)	$(13,999,402)	$(7,003,890)	$(13,853,649)	$(19,593,401)
Capital Share Transactions:
From Class I
Proceeds from shares sold	$219,584,891	$53,128,126	$106,958,991	$28,392,444	$337,960,691	$57,725,632	$92,390,446	$27,840,881
Net Asset Value of Shares Issued on Reinvestment of Dividends	1,294,489	997,278	1,681,927	861,961	10,321,322	4,285,676	13,633,185	19,593,400
Payments for Shares Redeemed	(62,050,701)	(34,622,382)	(48,236,675)	(20,655,462)	(65,101,336)	(31,732,781)	(51,443,976)	(13,952,256)
Net Increase from Class I share capital transactions	158,828,679	19,503,022	60,404,243	8,598,943	283,180,677	30,278,527	54,579,655	33,482,025
From Class F
Proceeds from shares sold	4,083	2,000	4,083	2,000	7,195,320	146,000	n/a	n/a
Net Asset Value of Shares Issued on Reinvestment of Dividends	33	68	121	79	17,234	813	n/a	n/a
Payments for Shares Redeemed	—	—	—	—	(478,394)	—	n/a	n/a
Net Increase from Class F share capital transactions	4,116	2,068	4,204	2,079	6,734,160	146,813	—	—
Net Change in Net Assets	$162,301,756	$22,777,279	$65,881,913	$15,316,399	$305,105,913	$44,180,052	$77,351,257	$58,005,191
Net Assets at Beginning of Year	$164,802,818	$142,025,539	$153,733,704	$138,417,305	$261,427,465	$217,247,413	$183,934,311	$125,929,120
Net Assets at End of Year	$327,104,574	$164,802,818	$219,615,617	$153,733,704	$566,533,378	$261,427,465	$261,285,568	$183,934,311

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Short Duration Bond Fund

Class I
Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$15.12	$14.80	$14.96	$14.98	$14.96
Operations:
Net Investment Income	0.26	0.35	0.31	0.24	0.21
Net Realized and Unrealized Gains/(Losses) on Securities*	0.33	0.33	(0.14)	(0.01)	0.04
Total Operations	$0.59	$0.68	$0.17	$0.23	$0.25
Distributions:
Net Investment Income	(0.27)	(0.36)	(0.33)	(0.25)	(0.23)
Return of Capital(a)	—	(0.00)	—	—	(0.00)
Net Realized Capital Gains	—	—	—	—	—
Total Distributions	$(0.27)	$(0.36)	$(0.33)	$(0.25)	$(0.23)
Net Asset Value, end of year	$15.44	$15.12	$14.80	$14.96	$14.98
Total Return(b)	3.91%	4.65%	1.16%	1.54%	1.68%
Net Assets, end of year (millions)	$327.10	$164.80	$142.03	$139.20	$124.37
Ratios/supplemental data(c)
Ratio of expenses to average net assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%	0.25%	0.25%	0.24%	0.24%
Ratio of Net Investment Income to average net assets before Waiver	1.54%	2.30%	2.06%	1.53%	1.32%
Ratio of Net Investment Income to average net assets after Waiver	1.59%	2.35%	2.11%	1.59%	1.38%
Portfolio Turnover Rate	37.11%	48.01%	39.88%	48.04%	73.88%

*
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(c)
In 2020, 2019, 2018, 2017, and 2016, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.25%, 0.25%, 0.24%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2021. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Short Duration Bond Fund

Class F
Selected Data for a Share Outstanding Throughout each Period:
	Year Ended 12/31/2020	Year Ended 12/31/2019	Eight Months ended 12/31/2018*
Net Asset Value, beginning of period	$15.20	$14.91	$14.79
Operations:
Net Investment Income	0.16	0.32	0.18
Net Realized and Unrealized Gains/(Losses) on Securities**	0.42	0.33	0.02
Total Operations	$0.58	$0.65	$0.20
Distributions:
Net Investment Income	(0.15)	(0.36)	(0.08)
Net Realized Capital Gains	—	—	—
Total Distributions	$(0.15)	$(0.36)	$(0.08)
Net Asset Value, end of year	$15.63	$15.20	$14.91
Total Return(a)	3.82%	4.36%	1.37%
Net Assets, end of year (millions)	$0.007	$0.003	$0.001
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.55%	0.55%	0.55%
Ratio of expenses to average net assets after Waiver	0.40%	0.40%	0.40%
Ratio of Net Investment Income to average net assets before Waiver	1.33%	1.98%	1.06%
Ratio of Net Investment Income to average net assets after Waiver	1.48%	2.13%	1.21%
Portfolio Turnover Rate	37.11%	48.01%	39.88%

*
Inception date May 1, 2018.

**
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2020, 2019 and 2018, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a portion of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2021. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Intermediate Bond Fund

Class I
Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$15.98	$15.27	$15.63	$15.56	$15.41
Operations:
Net Investment Income	0.34	0.41	0.41	0.35	0.34
Net Realized and Unrealized Gains/(Losses) on Securities	0.80	0.73	(0.35)	0.11	0.18
Total Operations	$1.14	$1.14	$0.06	$0.46	$0.52
Distributions:
Net Investment Income	(0.35)	(0.42)	(0.42)	(0.36)	(0.36)
Net Realized Capital Gains	(0.17)	(0.01)	—	(0.03)	(0.01)
Total Distributions	$(0.52)	$(0.43)	$(0.42)	$(0.39)	$(0.37)
Net Asset Value, end of year	$16.60	$15.98	$15.27	$15.63	$15.56
Total Return(a)	7.20%	7.53%	0.42%	2.99%	3.37%
Net Assets, end of year (millions)	$219.61	$153.73	$138.42	$126.54	$110.71
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%	0.25%	0.25%	0.24%	0.24%
Ratio of Net Investment Income to average net assets before Waiver	1.99%	2.57%	2.61%	2.19%	2.12%
Ratio of Net Investment Income to average net assets after Waiver	2.04%	2.62%	2.66%	2.25%	2.18%
Portfolio Turnover Rate	41.17%	32.83%	39.66%	40.37%	50.71%

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2020, 2019, 2018, 2017, and 2016, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.25%, 0.25%, 0.24%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2021. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Intermediate Bond Fund

Class F
Selected Data for a Share Outstanding Throughout each Period:
	Year Ended 12/31/2020	Year Ended 12/31/2019	Eight Months ended 12/31/2018*
Net Asset Value, beginning of period	$16.09	$15.39	$15.25
Operations:
Net Investment Income	0.21	0.37	0.22
Net Realized and Unrealized Gains/(Losses) on Securities**	0.92	0.75	0.04
Total Operations	$1.13	$1.12	$0.26
Distributions:
Net Investment Income	(0.21)	(0.41)	(0.12)
Net Realized Capital Gains	(0.17)	(0.01)	—
Total Distributions	$(0.38)	$(0.42)	$(0.12)
Net Asset Value, end of year	$16.84	$16.09	$15.39
Total Return(a)	7.07%	7.35%	1.72%
Net Assets, end of year (millions)	$0.008	$0.003	$0.001
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.55%	0.55%	0.55%
Ratio of expenses to average net assets after Waiver	0.40%	0.40%	0.40%
Ratio of Net Investment Income to average net assets before Waiver	1.82%	2.26%	1.31%
Ratio of Net Investment Income to average net assets after Waiver	1.97%	2.41%	1.46%
Portfolio Turnover Rate	41.17%	32.83%	39.66%

*
Inception date May 1, 2018.

**
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2020, 2019 and 2018, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a portion of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2021. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Core Bond Fund

Class I
Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$16.41	$15.49	$15.91	$15.73	$15.63
Operations:
Net Investment Income	0.34	0.43	0.40	0.37	0.39
Net Realized and Unrealized Gains/(Losses) on Securities	1.24	0.94	(0.40)	0.21	0.19
Total Operations	$1.58	$1.37	$(0.00)	$0.58	$0.58
Distributions:
Net Investment Income	(0.36)	(0.44)	(0.42)	(0.39)	(0.40)
Return of Capital(a)	—	—	—	—	(0.00)
Net Realized Capital Gains	(0.18)	(0.01)	—	(0.01)	(0.08)
Total Distributions	$(0.54)	$(0.45)	$(0.42)	$(0.40)	$(0.48)
Net Asset Value, end of year	$17.45	$16.41	$15.49	$15.91	$15.73
Total Return(b)	9.71%	8.94%	0.13%	3.72%	3.67%
Net Assets, end of year (millions)	$559.67	$261.28	$217.25	$201.22	$116.69
Ratios/supplemental data(c)
Ratio of expenses to average net assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%	0.25%	0.25%	0.24%	0.24%
Ratio of Net Investment Income to average net assets before Waiver	1.85%	2.59%	2.62%	2.29%	2.34%
Ratio of Net Investment Income to average net assets after Waiver	1.90%	2.64%	2.67%	2.35%	2.40%
Portfolio Turnover Rate	30.08%	28.83%	39.62%	31.42%	42.29%

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(c)
In 2020, 2019, 2018, 2017, and 2016, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.25%, 0.25%, 0.24%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2021. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Core Bond Fund

Class F
Selected Data for a Share Outstanding Throughout each Period:
	Year Ended 12/31/2020	Year Ended 12/31/2019	Eight Months ended 12/31/2018*
Net Asset Value, beginning of period	$16.49	$15.61	$15.41
Operations:
Net Investment Income	0.26	0.40	0.23
Net Realized and Unrealized Gains/(Losses) on Securities**	1.31	0.92	0.10
Total Operations	$1.57	$1.32	$0.33
Distributions:
Net Investment Income	(0.27)	(0.43)	(0.13)
Net Realized Capital Gains	(0.18)	(0.01)	—
Total Distributions	$(0.45)	$(0.44)	$(0.13)
Net Asset Value, end of year	$17.61	$16.49	$15.61
Total Return(a)	9.57%	8.56%	2.14%
Net Assets, end of year (millions)	$6.867	$0.148	$0.001
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.55%	0.55%	0.55%
Ratio of expenses to average net assets after Waiver	0.40%	0.40%	0.40%
Ratio of Net Investment Income to average net assets before Waiver	1.49%	2.18%	1.29%
Ratio of Net Investment Income to average net assets after Waiver	1.64%	2.33%	1.44%
Portfolio Turnover Rate	30.08%	28.83%	39.62%

*
Inception date May 1, 2018.

**
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2020, 2019 and 2018, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a portion of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2021. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Enhanced Return Fund

Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$16.97	$14.21	$16.27	$16.28	$15.17
Operations:
Net Investment Income	0.21	0.37	0.35	0.26	0.18
Net Realized and Unrealized Gains/(Losses) on Securities and Futures	3.00	4.40	(1.32)	3.21	1.76
Total Operations	$3.21	$4.77	$(0.97)	$3.47	$1.94
Distributions:
Net Investment Income	(0.23)	(0.38)	(0.35)	(0.26)	(0.21)
Net Realized Capital Gains	(0.83)	(1.63)	(0.74)	(3.22)	(0.62)
Total Distributions	$(1.06)	$(2.01)	$(1.09)	$(3.48)	$(0.83)
Net Asset Value, end of year	$19.12	$16.97	$14.21	$16.27	$16.28
Total Return(a)	19.38%	33.80%	(6.06)%	21.39%	12.89%
Net Assets, end of year (millions)	$261.29	$183.93	$125.93	$137.98	$110.18
Ratios/supplemental data
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to average net assets	1.27%	2.21%	2.00%	1.45%	1.16%
Portfolio Turnover Rate	96.76%	46.04%	73.00%	40.40%	65.13%

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2020

1)       Organization:
The Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund (the “Bond Funds,”) and Johnson Enhanced Return Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Bond Funds began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005. All Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).
Effective May 1, 2018, the Bond Funds each added a share class, Class F hares. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees and voting rights on matters affecting a single class of shares. Class F shares have a maximum distribution (12b-1) fee of 0.25%, currently waived by the Adviser to 0.15%.
The investment objective of the Bond Funds is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle.
2)      Summary of Significant Accounting Policies:
Basis of Accounting:
The financial statements are prepared in accordance with accounting principles generally accepted in the United State of Americas (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies”.
Financial Futures Contracts:
The Enhanced Return Fund invests in stock index futures (equity risk) in an attempt to replicate the returns of the leading large capitalization companies in the leading industries in the U.S. economy. The Fund enters into S&P 500 E-Mini contracts four times a year generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December). The contracts are generally held until it is time to roll into the next contracts. The average daily notional value for the year ended December 31, 2020 was $214,272,792. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statements of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statements of Operations. The Net Unrealized Gain on futures contracts, as of December 31, 2020, was $2,940,518. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date. A realized gain or loss is recognized when a contract is sold and is the difference between the fair value of the contract at purchase and the fair value of the contract when sold. Realized gains/losses on futures contracts are reported separately within the Statements of Operations. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged asset, as well as the risk that the counterparty will fail to perform its obligations.
As of December 31, 2020, Wells Fargo Services holds U.S. Treasury Notes with the custodian, which serves as collateral for future contracts, with a value of  $17,327,545. Net variation margin receivable on futures contracts as of December 31, 2020 was $1,696,170.

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2020

2)      Summary of Significant Accounting Policies, continued

Offsetting Assets and Liabilities:
The Enhanced Return Fund has adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The Fund’s policy is to recognize a net asset/liability equal to the net variation margin for the futures contracts. As of December 31, 2020, the Fund only has one position and the variation margin applicable to that position is presented in the Statement of Assets and Liabilities.
The following table presents the Enhanced Return Fund’s liability derivatives available for offset under a master netting agreement, net of collateral pledged as of December 31, 2020.
Liabilities:
Description	Gross amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Gross Amounts Not Offset in the Statement of Assets & Liabilities		Net Amount
				Financial Instruments*	Cash Collateral Pledged/ Received
Futures Contracts	$1,696,170	$—	$1,696,170	$—	$—	$1,696,170
Total	$1,696,170	$—	$1,696,170	$—	$—	$1,696,170

*
The amount is limited to the derivative balance, and accordingly, does not include excess collateral pledged.

Investment Income and Realized Capital Gains and Losses on Investment Securities:
Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives or to the earliest call date of the respective securities, in accordance with GAAP. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.
Federal Income Tax:
The Funds have qualified and intend to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent is net investment income and net realized capital gains are distributed in accordance with the Code.
In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is also the Funds’ intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended December 31 for the Bond Funds, and October 31 for the Enhanced Return Fund) plus undistributed amounts from prior years.

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2020

2)      Summary of Significant Accounting Policies, continued

The following information is computed for each item as of December 31, 2020:
	Short Duration	Intermediate	Core	Enhanced Return
Cost of Portfolio Investments	320,371,824	208,126,344	538,049,147	254,854,161
Gross unrealized appreciation	5,057,868	10,310,405	26,127,229	3,471,904
Gross unrealized depreciation	(89,642)	(30,458)	(813,153)	(111,116)
Net unrealized appreciation	4,968,226	10,279,947	25,314,076	3,360,788
Undistributed ordinary income	—	16,703	10,104	13,222,761
Other accumulated gains/(losses)	(492,547)	3,753	884	18,624,635
Accumulated Earnings	4,475,679	10,300,403	25,325,064	35,208,184
The difference between the federal income tax cost and the financial statement cost of the Funds’ portfolio investments is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales.
As of December 31, 2020, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers which may be carried forward for an indefinite period are as follows:
	Long-term	Short-term	Total
Short Duration	$418,085	$74,461	$492,546
In 2020, the Johnson Short Duration Bond Fund utilized $98,172 of capital loss carryforward.
The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify its major tax jurisdictions as U.S. Federal and certain State tax authorities. The Funds are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the Statement of Operations. During the year ended December 31, 2020, the Funds did not incur any interest or penalties.
Allocations between Classes:
Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.
Distributions:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2020

2)      Summary of Significant Accounting Policies, continued

capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.
For the year ended December 31, 2020, the Funds made the following reclassifications to increase (decrease) the components of the net assets:
	Paid in Capital	Accumulated Earnings
Short Duration Bond Fund	$(9,598)	$9,598
Reason for the reclassification of components of net assets is attributable to return of capital distributions.
The tax character of the distributions paid as of December 31, 2019 and 2020 are as follows:
		Ordinary Income	Net Realized Long-Term Capital Gain	Total Taxable Distributions Paid	Return of Capital	Total Distributions Paid
Short Duration Bond Fund	2019	3,828,448	—	$3,828,448	$4,110	$3,832,558
	2020	3,506,742	—	3,506,742	9,598	3,516,340
Intermediate Bond Fund	2019	4,119,898	—	4,119,898	—	4,119,898
	2020	4,253,092	1,524,096	5,777,188	—	5,777,188
Core Bond Fund	2019	6,805,209	198,681	7,003,890	—	7,003,890
	2020	10,120,371	3,879,031	13,999,402	—	13,999,402
Enhanced Return Fund	2019	10,075,564	9,517,837	19,593,401	—	19,593,401
	2020	7,301,274	6,552,375	13,853,649	—	13,853,649

*
Short-Term Capital Gains distributions were combined with Ordinary Income distributions, as they are taxed at the Ordinary Income tax rate.

3)      Security Valuation and Transactions:
The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time. Fixed income securities typically are valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When the Adviser decides that a price provided by the pricing service does not accurately reflect the market value of the securities, when prices are not readily available from the pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2020

3)      Security Valuation and Transactions, continued

GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
♦
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

♦
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

♦
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Fair Value Measurements:
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.
Corporate Bonds.   Corporate bonds are generally valued at prices obtained from pricing vendors. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they will be categorized in Level 3.
Certificates of Deposit.   Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.
U.S. Government Securities.   U.S. government securities are generally valued at prices obtained from pricing vendors. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.
U.S. Agency Securities.   U.S. agency securities are generally valued at prices obtained from pricing vendors. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2020

3)      Security Valuation and Transactions, continued

generally valued based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
Municipal Bonds.   Municipal bonds are generally valued at prices obtained from pricing vendors. Municipal Bonds are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.
Preferred Stocks.   Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Money Market.   Investments in mutual funds, including money market mutual funds (notated throughout these financial statements as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.
Derivative Instruments.   Listed derivatives, including futures contracts that are actively traded, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.
The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2020:
Short Duration Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$155,450,963	$—	$155,450,963
Certificates of Deposit	—	272,527	—	272,527
U.S. Treasury Obligations	—	66,853,647	—	66,853,647
U.S. Agency Obligations	—	45,085,516	—	45,085,516
U.S. Agency Obligations – Mortgage-Backed	—	38,147,653	—	38,147,653
Taxable Municipal Bonds	—	16,920,396	—	16,920,396
Cash Equivalents	2,609,348	—	—	2,609,348
Total	$2,609,348	$322,730,702	$—	$325,340,050
Intermediate Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$107,134,744	—	$107,134,744
Certificates of Deposit	—	272,527	—	272,527
U.S. Treasury Obligations	—	70,249,765	—	70,249,765
U.S. Agency Obligations	—	7,635,990	—	7,635,990
U.S. Agency Obligations – Mortgage-Backed	—	21,244,673	—	21,244,673
Taxable Municipal Bonds	—	5,836,722	—	5,836,722
Preferred Stocks	1,651,167	—	—	1,651,167
Cash Equivalents	4,380,703	—	—	4,380,703
Total	$6,031,870	$212,374,421	$—	$218,406,291

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2020

3)      Security Valuation and Transactions, continued

Core Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$288,382,852	$—	$288,382,852
Certificates of Deposit	—	272,527	—	272,527
U.S. Treasury Obligations	—	139,837,605	—	139,837,605
U.S. Agency Obligations	—	9,865,966	—	9,865,966
U.S. Agency Obligations – Mortgage-Backed	—	109,884,916	—	109,884,916
Taxable Municipal Bonds	—	8,990,667	—	8,990,667
Preferred Stocks	2,288,310	—	—	2,288,310
Cash Equivalents	3,840,380	—	—	3,840,380
Total	$6,128,690	$557,234,533	$—	$563,363,223
Enhanced Return Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$130,155,800	$—	$130,155,800
U.S. Treasury Obligations	—	36,690,210	—	36,690,210
U.S. Agency Obligations	—	30,047,884	—	30,047,884
U.S. Agency Obligations – Mortgage-Backed	—	38,782,192	—	38,782,192
Taxable Municipal Bonds	—	9,969,677	—	9,969,677
Cash Equivalents	12,569,186	—	—	12,569,186
Sub-Total	$12,569,186	$245,645,763	$—	$258,214,949
Other Financial Instruments**	2,940,518	—	—	2,940,518
Total	$15,509,704	$245,645,763	$—	$261,155,467

*
See Portfolio of Investments for industry classification.

**
Other financial instruments are futures contracts reflected separately in the Portfolio of Investments, and are reflected at the net unrealized appreciation on the futures contracts.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period.
4)       Portfolio Risks:
Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Fund or the financial instruments in which the Funds invest cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to affect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Currently, the Fixed Income Fund has securities (less than 1% of holdings) using LIBOR as a basis for their variable rates.
The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2020

5)       Investment Advisory Agreement:
The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as interest), and extraordinary expenses. Under the terms of the investment advisory agreements, each of the Bond Funds pays the Adviser a management fee at the annual rate of 0.30% (before the contractual waiver described below) of the Fund’s average daily net assets, which is accrued daily and paid monthly. The Johnson Enhanced Return Fund pays the Adviser a management fee at the annual rate of 0.35% of the Fund’s average daily net assets. The Bond Funds F share classes also have a 12b-1 fee at the annual rate of 0.25% (before the contractual waiver described below) of the Fund’s average daily net assets, which is accrued daily and paid monthly.
The Adviser received management fees for the year ended December 31, 2020 as indicated below. Effective May 1, 2020, the Adviser has agreed to waive a part of the management fee for the Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.25%, unchanged from the prior period (May 1, 2019 to April 30, 2020), and for the Bonds Funds F share classes, the adviser has agreed to waive a part of the 12b-1 fee from a maximum of 0.25% to an effective annual rate of 0.15%. The Adviser has the right to remove this fee waiver any time after April 30, 2021.
For the year ended December 31, 2020, information regarding fees was as follows:
Fund	Fee	Fee Waiver	Effective Fee Ratio	Management Fee & 12b-1 Fee After Waiver	Contractual Waiver	Payable
Short Duration Bond Fund	0.30%	0.05%	0.25%	$509,751	$101,952	$61,249
Intermediate Bond Fund	0.30%	0.05%	0.25%	410,319	82,065	42,176
Core Bond Fund	0.30%	0.05%	0.25%	979,969	196,819	118,457
Enhanced Return Fund	0.35%	—	0.35%	757,251	—	75,929
6)       Related Party Transactions:
All officers and one Trustee of the Trust are employees of the Adviser. Total compensation for the Independent Trustees as a group was $72,000 for the year ended December 31, 2020, which was paid by the Adviser, and as a group they received no additional compensation from the Trust. The Trust consists of nine Funds: Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund,and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2020, the following are identified as having an ownership of more than 25%:
Short Duration Bond Fund (Class I Shares):
Client accounts managed by the Advisor and held by Charles Schwab & Co	34.63%
Covenant Trust Company	30.48%
Short Duration Bond Fund (Class F Shares):
Client accounts held by the Advisor	100%
Intermediate Bond Fund (Class I Shares):
Covenant Trust Company	44.32%
Client accounts managed by the Advisor and held by Charles Schwab & Co	26.16%
National Financial Services	25.74%
Intermediate Bond Fund (Class F Shares):
Client accounts held by the Advisor	100%

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2020

6)       Related Party Transactions, continued

Core Bond Fund (Class I Shares):
Client accounts managed by the Advisor and held by Charles Schwab & Co	34.14%
Core Bond Fund (Class F Shares):
Client accounts managed by the Advisor and held by Charles Schwab & Co	84.24%
Enhanced Return Fund:
Client accounts managed by the Advisor and held by Charles Schwab & Co	88.39%
Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds. These fees are paid by the Adviser.
7)       Purchases and Sales of Securities:
For the year ended December 31, 2020, purchases and sales of investment securities aggregated:
	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Short Duration Bond Fund	$144,473,608	$54,983,035	$68,509,783	$16,441,241
Intermediate Bond Fund	75,609,254	43,358,734	48,076,914	23,879,751
Core Bond Fund	277,573,759	74,369,415	121,945,697	41,897,163
Enhanced Return Fund	168,012,400	112,930,338	70,482,177	62,896,448
8)       Capital Share Transactions:
As of December 31, 2020, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.
	Short Duration Bond Fund
	Class I Shares		Class F Shares
	Year ended 12/31/2020	Year ended 12/31/2019	Year ended 12/31/2020	Year ended 12/31/2019
Issued	14,248,957	3,537,967	261	133
Reinvested	84,281	66,376	2	5
Redeemed	(4,049,488)	(2,298,119)	0	—
Change in shares outstanding	10,283,750	1,306,224	263	138
Shares outstanding, beginning of period	10,899,633	9,593,409	206	68
Shares outstanding, end of period	21,183,383	10,899,633	469	206

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2020

8)       Capital Share Transactions, continued

	Intermediate Bond Fund
	Class I Shares		Class F Shares
	Year ended 12/31/2020	Year ended 12/31/2019	Year ended 12/31/2020	Year ended 12/31/2019
Issued	6,405,223	1,803,085	241	128
Reinvested	101,507	54,471	7	5
Redeemed	(2,898,069)	(1,303,291)	0	0
Change in shares outstanding	3,608,661	554,265	248	133
Shares outstanding, beginning of period	9,617,962	9,063,697	199	66
Shares outstanding, end of period	13,226,623	9,617,962	447	199
	Core Bond Fund
	Class I Shares		Class F Shares
	Year ended 12/31/2020	Year ended 12/31/2019	Year ended 12/31/2020	Year ended 12/31/2019
Issued	19,345,514	3,582,287	407,063	8,841
Reinvested	592,448	264,562	980	50
Redeemed	(3,777,802)	(1,947,778)	(27,094)	0
Change in shares outstanding	16,160,160	1,899,071	380,949	8,891
Shares outstanding, beginning of period	15,920,059	14,020,988	8,956	65
Shares outstanding, end of period	32,080,219	15,920,059	389,905	8,956
	Enhanced Return Fund
	Year ended 12/31/2020	Year ended 12/31/2019
Issued	5,493,586	1,604,799
Reinvested	748,479	1,154,935
Redeemed	(3,415,468)	(784,111)
Change in shares outstanding	2,826,597	1,975,623
Shares outstanding, beginning of period	10,835,894	8,860,271
Shares outstanding, end of period	13,662,491	10,835,894
9)       Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
10)      Indemnification
In the normal course of business, the Trust, on behalf of the Funds, enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2020

11)       Subsequent Events:
Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

DISCLOSURE OF EXPENSES (Unaudited)	December 31, 2020

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of  $1,000 invested in the Funds on June 30, 2020 and held through December 31, 2020.
The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.
Short Duration Bond Fund	Beginning Account Value June 30, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period* July 1, 2020 – December 31, 2020
Class I – Actual Fund Return	$1,000.00	$1,007.18	$1.27
Class I – Hypothetical Return	$1,000.00	$1,023.95	$1.29
Class F – Actual Fund Return	$1,000.00	$1,006.89	$2.03
Class F – Hypothetical Return	$1,000.00	$1,023.19	$2.06
Intermediate Bond Fund
Class I – Actual Fund Return	$1,000.00	$1,011.28	$1.27
Class I – Hypothetical Return	$1,000.00	$1,023.95	$1.29
Class F – Actual Fund Return	$1,000.00	$1,011.05	$2.04
Class F – Hypothetical Return	$1,000.00	$1,023.19	$2.06
Core Bond Fund
Class I – Actual Fund Return	$1,000.00	$1,010.76	$1.27
Class I – Hypothetical Return	$1,000.00	$1,023.95	$1.29
Class F – Actual Fund Return	$1,000.00	$1,009.77	$2.03
Class F – Hypothetical Return	$1,000.00	$1,023.19	$2.06
Enhanced Return Fund
Actual Fund Return	$1,000.00	$1,220.52	$1.97
Hypothetical Return	$1,000.00	$1,023.44	$1.81

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Institutional Bond Funds, the expense ratio (after waiver) is 0.25% (I shares), and 0.40% (F shares), and for the Enhanced Return Fund, the expense ratio is 0.35%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Johnson Mutual Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund (the “Funds”), each a series of Johnson Mutual Funds Trust, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Funds’ auditor since 2004.
COHEN & COMPANY, LTD.
Cleveland, Ohio
March 1, 2021

ADDITIONAL INFORMATION	December 31, 2020

Proxy Disclosure
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Availability of Schedules of Portfolio Investments:
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year at www.johnsonmutualfunds.com or on Form N-PORT. The Funds’ holdings are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) by visiting www.johnsonmutualfunds.com; or (3) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Code of Ethics
The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:
Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.
Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Interested Trustee
Timothy E. Johnson (78) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	9	None
Independent Trustees
Ronald H. McSwain (78) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	9	None
John R. Green (78) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company; Purchases Director, Global Baby Care	9	None
James J. Berrens (55) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Christian Community Health Services: Chief Executive Officer since May 2015, Chief Financial Officer September 2010 to May 2015	9	None
Dr. Jeri B. Ricketts (63) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Retired Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati (2002-2018); Associate Professor Emeritus of Accounting, University of Cincinnati since 1986	9	None

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
OFFICERS
Jason O. Jackman (49) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser	N/A	N/A
Dale H. Coates (62) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Vice President and Portfolio Manager for the Trust’s Adviser	N/A	N/A
Marc E. Figgins (56) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Director of Fund Services for the Trust’s Adviser	NA	NA
Scott J. Bischoff (54) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Chief Compliance Officer of the Trust’s Adviser	NA	NA
Jennifer J. Kelhoffer (49) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Fund Administration & Compliance Associate for the Trust’s Adviser	NA	NA

Trustees and Officers
Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary
Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170
Custodian
US Bank
425 Walnut Street
Cincinnati, OH 45202
Independent Registered Public Accounting Firm
Cohen & Company
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115
Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.
Investment Company Act #811-7254

Item 2. Code of Ethics.

(a)            As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)            For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)            Amendments: During the period covered by the report, the code of ethics was amended, to remove language related to trading against any restricted list, beginning February 19, 2019, attached herewith.

(d)            Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)            Not applicable.

(f)            The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds

3777 West Fork Road

Cincinnati OH 45247

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that that the registrant does not have an audit committee financial expert serving on its Audit Committee as defined by the SEC. The board determined that, although none of the Audit Committee members meet the technical definition of an audit committee financial expert as defined by the SEC, the members have sufficient financial expertise to address any issues that are likely to come before the committee. It was the consensus of the Trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if an issue ever arises, the committee will consider hiring an expert to assist as needed.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2019	$69,450.00
FY 2020	$69,450.00

(b)	Audit-Related Fees

	Registrant	Adviser
FY 2019	$4,600.00	$9,500.00
FY 2020	$4,600.00	$9,500.00

(c)	Tax Fees

	Registrant	Adviser
FY 2019	$24,750.00	$0.00
FY 2020	$24,750.00	$0.00

Nature of the services:     The auditor completed the annual tax returns.

(d)	All Other Fees

	Registrant	Adviser
FY 2019	$0.00	$0.00
FY 2020	$0.00	$0.00

(e)	(1)	Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. All non-audit services provided to the Trust or the Adviser by the Trust’s principal accountant are specifically approved in advance on a case-by-case basis by the Board’s audit committee.

(2)	Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All non-audit services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.

(f)  During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)            The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2019	$24,750.00	$0.00
FY 2020	$24,750.00	$0.00

(h)            Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a)            Based on an evaluation of the registrant’s disclosure controls and procedures as of December 18, 2020, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)            There were no significant changes in the registrant’s internal control over financial reporting that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)       Revised code of ethics is filed herewith.

(a)(2)       Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By:	/s/Jason O. Jackman
Jason O. Jackman, President
Date March 10, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jason O. Jackman
Jason O. Jackman, President
Date March 10, 2021

By:	/s/ Marc E. Figgins
Marc E. Figgins, Treasurer
Date March 10, 2021